PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

Exhibit 10.1

Execution version

25 JUNE 2019

SENIOR SECURED CREDIT FACILITIES AGREEMENT

between

BORR DRILLING LIMITED
as borrower

THE COMPANIES
listed in Part I of Schedule 1
as guarantors

THE FINANCIAL INSTITUTIONS
listed in Part II of Schedule 1
as original lenders

DANSKE BANK A/S, DNB BANK ASA, and CITIGROUP GLOBAL MARKETS LIMITED
as hedging banks

DANSKE BANK A/S and DNB BANK ASA
as coordinators

DANSKE BANK A/S, DNB BANK ASA, and CITIGROUP GLOBAL MARKETS LIMITED
as bookrunners and mandated lead arrangers

DNB BANK ASA
as original issuing bank

DNB BANK ASA
as facility agent

___________________________

USD 450,000,000
___________________________

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
INDEX

1	INTERPRETATION	1
2	THE FACILITIES	25
3	PURPOSE AND APPLICATION	26
4	CONDITIONS OF UTILISATION	26
5	UTILISATION – LOANS	28
6	UTILISATION – TRADE FINANCE INSTRUMENTS	31
7	TRADE FINANCE INSTRUMENTS	34
8	REPAYMENT	36
9	PREPAYMENT AND CANCELLATION	38
10	ESTABLISHMENT OF INCREMENTAL AMOUNTS	43
11	INTEREST	46
12	INTEREST PERIODS	47
13	CHANGES TO THE CALCULATION OF INTEREST	48
14	FEES	50
15	TAX GROSS UP AND INDEMNITIES	51
16	INCREASED COSTS	55
17	OTHER INDEMNITIES	56
18	MITIGATION BY THE LENDERS	58
19	COSTS AND EXPENSES	58
20	SECURITY	59
21	GUARANTEE AND INDEMNITY	60
22	REPRESENTATIONS AND WARRANTIES	65
23	INFORMATION UNDERTAKINGS	72
24	FINANCIAL COVENANTS	75
25	GENERAL UNDERTAKINGS	77
26	RIG UNDERTAKINGS	86
27	EVENTS OF DEFAULT	91
28	CHANGES TO THE LENDERS	95
29	CHANGES TO THE OBLIGORS	99
30	THE ROLE OF THE AGENT, THE ARRANGERS, THE COORDINATORS, THE ISSUING BANK AND THE REFERENCE BANKS	101
31	CONDUCT OF BUSINESS BY THE FINANCE PARTIES AND HEDGING BANKS	109
32	SHARING AMONG THE FINANCE PARTIES	110
ii

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
33	PAYMENT MECHANICS	111
34	SET-OFF	114
35	SUBORDINATION OF INTRA-OBLIGOR LIABILITIES	114
36	NOTICES	115
37	CALCULATIONS AND CERTIFICATES	117
38	PARTIAL INVALIDITY	117
39	REMEDIES AND WAIVERS	118
40	AMENDMENTS AND WAIVERS	118
41	DISCLOSURE OF INFORMATION AND CONFIDENTIALITY	120
42	CONFIDENTIALITY OF FUNDING RATES AND REFERENCE BANK QUOTATIONS	122
43	ARTICLE 55 OF DIRECTIVE 2014/59/EU – BAIL-IN ACTION	125
44	COUNTERPARTS	126
45	GOVERNING LAW	126
46	CONFLICT	126
47	ENFORCEMENT	126

SCHEDULES

1.	ORIGINAL PARTIES
2.	CONDITIONS PRECEDENT DOCUMENTS
3.	REQUESTS AND NOTICES
4.	FORM OF TRANSFER CERTIFICATE
5.	FORM OF COMPLIANCE CERTIFICATE
6.	EXISTING RIGS
7.	FORM OF INCREMENTAL NOTICE
iii

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
THIS AGREEMENT (the “Agreement”) is dated 25 June 2019 and made between:

(1)	BORR DRILLING LIMITED, of S.E. Pearman Building, 2nd Fl., 9 Par-la-Ville Road, Hamilton HM 11, Bermuda, with company registration number 51741, as borrower (the “Borrower”);

(2)	THE COMPANIES listed in Part I of Schedule 1 as original guarantors (the “Original Guarantors”);

(3)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 as original lenders (the “Original Lenders”);

(4)	DANSKE BANK A/S and DNB BANK ASA, as coordinators (the “Coordinators”);

(5)	DANSKE BANK A/S, DNB BANK ASA, and CITIGROUP GLOBAL MARKETS LIMITED as hedging banks (the “Hedging Banks”);

(6)	DANSKE BANK A/S, DNB BANK ASA, and CITIGROUP GLOBAL MARKETS LIMITED as bookrunners and mandated lead arrangers (the “Arrangers”);

(7)	DNB BANK ASA as original issuing bank (the “Original Issuing Bank”); and

(8)	DNB BANK ASA, Dronning Eufemias gate 30, 0191 Oslo, Norway, as facility agent (the “Agent”).

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Definitions

In this Agreement:

“Accession Letter” means an accession letter in form and substance satisfactory to the Agent.

“Additional Guarantor” means a company which becomes an Additional Guarantor in accordance with Clause 29 (Changes to the Obligors).

“Additional Intermediate Holding Company” means a company which becomes an Additional Intermediate Holding Company in accordance with Clause 29 (Changes to the Obligors).

“Additional Intra-Group Charterer” means a company which becomes an Additional Intra-Group Charterer in accordance with Clause 29 (Changes to the Obligors).

“Additional Rig Owner” means a company which becomes an Additional Rig Owner in accordance with Clause 29 (Changes to the Obligors).

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Agent’s Spot Rate of Exchange” means:

(a)	the Agent’s spot rate of exchange; or

(b)	(if the Agent does not have an available spot rate of exchange) any other publicly available spot rate of exchange selected by the Agent (acting reasonably),

for the purchase of the relevant currency with the Base Currency in the London foreign exchange market at or about 11:00 a.m. on a particular day.

“Approved Accounting Principles” means generally accepted accounting principles in the United States of America and, where used in respect of Obligors other than the Borrower , including IFRS or generally accepted accounting principles in the relevant jurisdiction.

“Approved Brokers” means Arctic Offshore International AS, Fearnleys, Clarkson Valuations Limited, IHS and/or any other ship broker approved by the Agent.

“Approved Classification Society” means DNV GL Group AS, American Bureau of Shipping, Bureau Veritas and Lloyd’s Register Group Limited and/or any other classification society approved by the Lenders.

“Approved Ship Registers” means, the international ship registers of Liberia, the Marshall Islands, Panama and (prior to the Reflagging Date (if a Lender has requested that the reflagging contemplated by Clause 26.14 (Reflagging) occurs) and after the Reflagging Date if no such request has been made) Vanuatu and any other jurisdictions approved by the Lenders.

“Assignment Agreement” means each assignment agreement in respect of:

(a)	a first priority assignment of a Rig Owner or Intra-Group Charterer’s claims, rights, title and interest to any Qualifying Employment Contract;

(b)	a first priority assignment of the Earnings;

(c)	a first priority assignment of the Insurances;

(d)	a first priority assignment of any monetary claims in respect of any Hedging Agreements (if applicable); and

(e)	a first priority assignment of Intra-Group Loans (if applicable),

entered into between an Obligor and the Agent (on behalf of the Finance Parties and the Hedging Banks) at any time until all amounts outstanding under this Agreement have been irrevocably repaid in full, in such form and substance as the Agent may

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Availability Period” means:

(a)	in relation to Facility A:

a.	prior to the occurrence of any Establishment Date, the period from and including the date of this Agreement to and including 31 August 2019; and

b.
following the occurrence of any Establishment Date, and in respect of any amount by which Facility A is increased in accordance with Clause 10 (Establishment of Incremental Amounts) only, the period from and including the Establishment Date thereof to and including 30 March 2021;

(b)
in relation to the Newbuild Facility the period from and including the date of this Agreement to and including the earlier to occur of (i) the Delivery Date and (ii) 30 September 2020, or such later date as the Lenders may agree (following any delay in the Delivery Date as a result of permissible delays in accordance with the Rigbuilding Contract);

(c)	in relation the Trade Finance Facility the period from and including the date of this Agreement to and including the date falling one (1) month prior to the Termination Date; and

(d)
in relation to any part of the Incremental Revolving Facility the period from and including the Establishment Date thereof to and including the date falling one (1) month prior to the Termination Date.

“Available Commitment” means, in relation to a Facility, a Lender’s Commitment minus the amount of its participation in any outstanding Loans.

“Available Facility” means, in relation to a Facility, the aggregate for the time being of each Lender’s Available Commitment.

“Back Stop Facility” means the USD 100,000,000 senior secured revolving credit facility for refinancing of the Incremental Rigs to be dated on or about the date of this Agreement between, among others, the Borrower as borrower and Agent as agent.

“Base Currency” means USD.

“Base Currency Amount” means, in relation to a Utilisation in respect of a Trade Finance Instrument, the amount specified in the Utilisation Request delivered by the Borrower for that Utilisation (or, if the amount requested is not denominated in the Base Currency, that amount converted into the Base Currency at the Agent’s Spot Rate of Exchange on the date which is three (3) Business Days before the Utilisation Date or, if later, on the date the Agent receives the Utilisation Request) as adjusted under Clause 6.7 (Revaluation of Trade Finance Instruments) as adjusted to reflect any repayment or prepayment of a Utilisation.

“Break Costs” means the amount (if any) by which:

(a)
the interest (excluding the Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
exceeds:

(b)
the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the London interbank market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in Bermuda, Dubai, Copenhagen, Oslo, New York, Singapore and London in relation to any payment to be made in USD.

“Change of Control” means:

(a)
if any person or group of persons acting in concert owns more than 1/3 of the total amount of shares or are able to vote for more than 1/3 of the voting shares in the Borrower, other than Tor Olav Trøim and a person or group of persons collaborating or acting in concert with Tor Olav Trøim; and/or

(b)
Tor Olav Trøim ceases to own (directly or indirectly) at least 30,000,000 ordinary shares in the Borrower, as adjusted to 6,000,000 shares following completion of the reverse share split announced by the Borrower on 21 June 2019, and as further adjusted in the event of a future split or reverse split of the shares in the Borrower; and/or

(c)	Tor Olav Trøim ceases to be a member of the board of directors of the Borrower.

For the purpose of the definition of “Change of Control”, “Tor Olav Trøim” means Mr Tor Olav Trøim, companies controlled by him and/or any trust created for the benefit of him (including companies controlled by it).

“Code” means the US Internal Revenue Code of 1986.

“Commitment” means a Facility A Commitment, Newbuild Facility Commitment, Incremental Revolving Facility Commitments or Trade Finance Facility Commitment.

“Compliance Certificate” means a certificate substantially in the form set out in Schedule 5 (Form of Compliance Certificate).

“Confidential Information” means all information relating to any member of the Group, the Finance Documents or a Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or a Facility from either:

(a)	any Obligor or any of its respective advisers or Affiliates; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any Obligor or any of its respective advisers or Affiliates,

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes:

(i)	information that:

(A)
is or becomes public information other than as a direct or indirect result of any breach by that Finance Party or any of its Affiliates of Clause 41 (Disclosure of information and confidentiality) (for the avoidance of doubt, the disclosure of information by any Obligor or any of its respective advisers or Affiliates to any of its other creditors will not cause such information to become public information); or

(B)	is identified in writing at the time of delivery as non-confidential by any Obligor or any of its respective advisers or Affiliates; or

(C)
is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Obligors and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

(ii)	any Reference Bank Rate.

“Confidentiality Undertaking” means a confidentiality undertaking substantially in a recommended form of the LMA as at the date of this Agreement, or in any other form agreed between the Borrower and the Agent.

“Default” means an Event of Default or any event or circumstance specified in Clause 27 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Delivery Date” means the date on which the Newbuild Rig is delivered by the Shipyard to Borr Tivar Inc. under the Rigbuilding Contract (and at the date of this Agreement the Delivery Date is scheduled for 15 July 2020).

“Disruption Event” means either or both of:

(a)
a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with a Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents,

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

“Earnings” means all moneys whatsoever which are now, or later become, payable (actually or contingently) to any Obligor which arise out of the use of or operation of any of the Rigs, including (but not limited to):

(a)	all freight, hire and passage moneys payable to an Obligor as a consequence of the operation of the Rig;

(b)
any claim under any guarantee in respect of any charterparty, pool agreement or other contract of employment entered into by an Obligor in respect of the Rig or otherwise related to freight, hire or passage moneys payable to an Obligor as a consequence of the operation of the Rig;

(c)	compensation payable to an Obligor in the event of any requisition of the Rig or for the use of the Rig by any government authority or other competent authority;

(d)	remuneration for salvage, towage and other services performed by the Rig and payable to an Obligor;

(e)	demurrage and retention money receivable by an Obligor in relation to the Rig;

(f)	all moneys which are at any time payable under the insurances in respect of loss of Earnings;

(g)
if and whenever the Rig is employed on terms whereby any moneys falling within (a) to (e) above are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Rig; and

(h)	any other money whatsoever due or to become due to an Obligor from third parties in relation to the Rig.

“Earnings Accounts” means any bank accounts in the name of a Guarantor with the Agent as account bank into which all Earnings and insurance proceeds are paid directly in accordance with Clause 25.22 (ii).

“Earnings Account Pledge” means each pledge agreement entered into by an Obligor and the Agent (on behalf of the Finance Parties and the Hedging Banks) at any time until all amounts outstanding under this Agreement has been irrevocably repaid in full, in such form and substance as the Agent may require in respect each Obligor’s Earnings Account(s).

“Environmental or Social Claim” means any claim by any governmental, judicial or regulatory authority, litigation, arbitration or administrative proceedings, or formal notice or investigation by any person in respect of any Environmental or Social Law.

“Environmental or Social Law” means any applicable law or regulation, convention or treaty in any jurisdiction in which any of the Obligors and/or any Manager conducts business which relates to:

(a)	the pollution or protection of the environment;

(b)	the carriage of Environmentally Sensitive Material or to actual or threatened releases of Environmentally Sensitive Material;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)	the labour or health and safety conditions of the workplace, including employee relations;

(d)
the generation, handling, storage, use, release or spillage of any substance which, alone or in combination with any other, is capable of causing harm to the environment, including, without limitation, any waste; or

(e)
operations in environmentally or socially sensitive areas, including but not limited to, National Parks and other protected areas identified by national or international law, sensitive locations or critical habitats of international, national or regional importance, such as the arctic, wetlands, forests or other areas with high biodiversity value, sites that are critical for rare, vulnerable, migratory or endangered species (as defined by the IUCN Red List of Threatened Animals), areas of archaeological or cultural significance, areas of importance for indigenous peoples or other vulnerable groups, and areas, which affected, would have significant impacts on livelihoods, or other fundamental human rights.

“Environmental Permits” means any permit and other Authorisation and the filing of any notification, report or assessment required under any Environmental or Social Law for the operation of the business of the Borrower or any member of the Group conducted on or from the properties owned or used by the Borrower or any member of the Group.

“Environmentally Sensitive Material” means oil, oil products and any other substance (including any chemical, gas or other hazardous or noxious substance) which is (or is capable of being or becoming) polluting, toxic or hazardous.

“Establishment Date” means, in relation to an Incremental Amount, the later of:

(a)	the proposed Establishment Date specified in the relevant Incremental Notice; and

(b)	the date on which the Agent executes the relevant Incremental Notice.

“EU Ship Recycling Regulation” means Regulation (EU) No. 1257/2013 of the European Parliament and of the Council of 20 November 2013 on ship recycling and amending Regulation (EC) No. 1013/2006 and Directive 2009/16/EC.

“EUROBOND” means the Loan Note Instrument currently constituting USD100,000,000 Unsecured LIBOR + 7.50% Loan Notes 2024 of Borr (UK) Holdings Limited (as the same may be increased, amended, supplemented or replaced) dated 4 April 2019 and listed on the Cayman Islands Stock Exchange with ISIN GBOOBGRX9G29 and all Notes issued thereunder, including Loan Note having Certificate No. 1 dated 4 April 2019 in the nominal amount of USD 90,000,000 issued to the Borrower.

“Event of Default” means any event or circumstance specified as such in Clause 27 (Events of Default).

“Equity Raise” means receipt by the Borrower of cash proceeds of at least USD[***] following an equity issue in the Borrower completed after the date of this Agreement.

“Existing Indebtedness” means the Financial Indebtedness outstanding in respect of the Existing Rigs which shall be refinanced by the first Utilisation under Facility A.

“Existing Rigs” means the rigs listed in Schedule 6 (Existing Rigs) and “Existing Rig” means any one of them.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Existing Security” means the Security securing the Existing Indebtedness.

“Expiry Date” means, for a Trade Finance Instrument, the last day of its Term.

“Facilities” means, collectively, Facility A, the Newbuild Facility, the Incremental Revolving Facility and the Trade Finance Facility, and “Facility” means any one of them.

“Facility A” means the term loan facility made available under this Agreement as described in paragraph (a) of Clause 2.1 (The Facilities) as increased pursuant to Clause 10 (Establishment of Incremental Amounts).

“Facility A Loan” means the loan made or to be made under Facility A in connection with the first Utilisation under this Agreement or the principal amount outstanding for the time being of that loan.

“Facility A Incremental Loan” means any loan made or to be made under Facility A following the increase of Facility A pursuant to Clause 10 (Establishment of Incremental Amounts).

“Facility A Commitment” means:

(a)

(i)
prior to any Establishment Date, in relation to an Original Lender the amount set opposite its name under the heading “Facility A Commitment” in Schedule 1, Part II (Lenders and Commitments) and the amount of any other Facility A Commitment transferred to it under this Agreement; and

(ii)
after the first Establishment Date (if any), in relation to an Original Lender or a Lender (including an Incremental Lender) the amount set opposite its name under the heading “Facility A Commitment” in the first Incremental Notice and the amount of any other Facility A Commitment transferred to it under this Agreement;

(iii)
after the second Establishment Date (if any), in relation to an Original Lender or a Lender (including an Incremental Lender) the amount set opposite its name under the heading “Facility A Commitment” in the second Incremental Notice and the amount of any other Facility A Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Facility A Commitment transferred to it under this Agreement,

in each case to the extent not cancelled, reduced or transferred by it under this Agreement.

“Facility Office” means:

(a)
the office or offices notified by a Lender or the Issuing Bank to the Agent in writing on or before the date it becomes a Lender or the Issuing Bank (or, following that date, by not less than five (5) Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement; or

(b)	in respect of any other Finance Party, the office in the jurisdiction in which it is resident for tax purposes.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“FATCA” means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)
any treaty, law, regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)
any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Application Date” means:

(a)	in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or

(b)
in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.

“Fee Letter” means any letter or letters between the Agent, the Issuing Bank, and/or the Arrangers and the Borrower setting out any of the fees relating to this Agreement referred to in Clause 14 (Fees) and any other document designated as such by the Agent the Issuing Bank, and/or the Arrangers and the Borrower.

“Free Liquidity” shall have the meaning ascribed to in Clause 24.1 (Financial Definitions).

“Finance Document” means this Agreement, any Compliance Certificate, any Security Document, any Fee Letter, any Selection Notice, any Utilisation Request, any Incremental Notice and any other document designated as such by the Agent and the Borrower and, as long as there is an Event of Default which is continuing and for the purposes of Clause 27 (Events of Default) (other than Clause 27.19 (Acceleration)), Clause 32 (Sharing among the Finance Parties), Clause 33 (Payment mechanics) and Clause 34 (Set-off) only, “Finance Document” shall also include any Hedging Agreement.

“Finance Parties” means the Agent, the Arrangers, the Coordinators, the Lenders, the Issuing Bank and, as long as there is an Event of Default which is continuing and for the purposes of Clause 27 (Events of Default), Clause 32 (Sharing among the Finance Parties), Clause 33 (Payment mechanics) and Clause 34 (Set-off) only, “Finance Party” shall also include the Hedging Banks.

“Financial Indebtedness” means any indebtedness for or in respect of:

(a)	moneys borrowed;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)
the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with the Approved Accounting Principles, be treated as a balance sheet liability (other than in respect of any lease or hire purchase contract which would, in accordance with the Approved Accounting Principles in force prior to 31 December 2018 have been treated as an operating lease);

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)
any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing;

(g)
any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

“Funding Rate” means any individual rate notified by a Lender to the Agent pursuant to paragraph (a)(iii) of Clause 13.4 (Cost of funds).

“Group” means the Borrower and all its Subsidiaries.

“Guarantee Commission” means a guarantee commission computed at [***]% of the Margin in effect on the date of the relevant Utilisation Request.

“Guarantor” means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with Clause 29 (Changes to the Obligors).

“Hedging Agreement” means any agreement entered into or to be entered into between an Obligor for the hedging of the interest rate or currency exposure of that Obligor or any part thereof, or any other derivative products that Obligor has or may have with a Hedging Bank.

“Holding Company” means, in relation to any company or corporation, any other company or corporation in respect of which it is a Subsidiary.

“IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Incremental Amount” means the aggregate amount of the increases to Facility A and the Incremental Revolving Facility following any Establishment Date pursuant to Clause 10 (Establishment of Incremental Amounts).

“Incremental Amount Conditions Precedent” means, in relation to an Incremental Amount any document and other evidence specified as such in the relevant Incremental Notice.

“Incremental Commitment” means in relation to a Lender which is an Incremental Lender, the amount set opposite its name under the heading “Incremental Commitment” in the relevant Incremental Notice.

“Incremental Notice” means a notice substantially in the form set out in Schedule 7 (Form of Incremental Notice).

“Incremental Lender” means, in relation to an Incremental Commitment, any entity which is listed as such in an Incremental Notice.

“Incremental Revolving Facility” means the revolving loan facility that may be established and made available under this Agreement as described in paragraph (d) of Clause 2.1 (The Facilities).

“Incremental Revolving Facility Commitments” means:

(a)

(i)
after the first Establishment Date (if any), in relation to an Original Lender or a Lender (including an Incremental Lender) the amount set opposite its name under the heading “Incremental Revolving Facility Commitment” in the first Incremental Notice and the amount of any other Incremental Revolving Facility Commitment transferred to it under this Agreement;

(ii)
after the second Establishment Date (if any), in relation to an Original Lender or a Lender (including an Incremental Lender) the amount set opposite its name under the heading “Incremental Revolving Facility Commitment” in the second Incremental Notice and the amount of any other Incremental Revolving Facility Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Incremental Revolving Facility Commitment transferred to it under this Agreement,

in each case to the extent not cancelled, reduced or transferred by it under this Agreement.

“Incremental Revolving Loan” means a loan made or to be made under the Incremental Revolving Facility or the principal amount outstanding for the time being of that loan.

“Incremental Rigs” means the rigs “Ran” and “Odin”.

“Incremental Supplemental Security” means any documents and other evidence required by the Agent (in its sole discretion) for the purpose of establishing Transaction Security in respect of an Incremental Rig and each Additional Guarantor, Additional Intermediate Holding Company, Additional Rig Owner and Additional Intra-Group Charterer which is required to accede to this Agreement in accordance with sub-paragraphs B, C and D of paragraph (a)(ii) of Clause 10.5 (Conditions to establishment) on terms corresponding to the Transaction Security established against the Existing Rigs and the Obligors.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Insurance Report” means a signed report prepared by an independent insurance consultant selected by the Agent in form and substance satisfactory to the Agent and at the Borrower’s expense, confirming in accordance with market practice inter alia full details of the insurance in place for the Rigs, the identity of each insurance company, underwriter and/or club providing such insurance and further confirming that adequate insurance is in place in respect of the Rigs and that such insurance is consistent with the terms of Clause 26.1 (Insurances).

“Insurances” means, in relation to a Rig, all policies and contracts of insurance (which expression includes all entries of a Rig in a protection and indemnity or war risk association) which are from time to time in place or taken out or entered into by or for the benefit of a Guarantor (whether in the sole name of a Guarantor or in the joint names of a Guarantor and any other person) in respect of a Rig or otherwise in connection with a Rig and all benefits thereunder (including claims of whatsoever nature and return of premiums).

“Interest Period” means, in relation to a Loan, each period determined in accordance with Clause 12 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 11.3 (Default interest).

“Intermediate Holding Company” means an Original Intermediate Holding Company or an Additional Intermediate Holding Company, unless it has ceased to be an Intermediate Holding Company in accordance with Clause 29 (Changes to the Obligors).

“Interpolated Screen Rate” means, in relation to any Loan, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan,

each as of noon Oslo time on the relevant Quotation Day.

“Intra-Group Charterer” means an Original Intra-Group Charterer or an Additional Intra-Group Charterer, unless it has ceased to be an Intra-Group Charterer in accordance with Clause 29 (Changes to the Obligors).

“Intra-Group Loans” means any current or future loan or inter-company balance between a Rig Owner as borrower or lender and another member of the Group as lender or borrower.

“Intra-Group Loan Assignment” means any assignment entered into by any relevant member of the Group (other than a Rig Owner) and the Agent whereby any relevant member of the Group (other than a Rig Owner) assigns to the Agent (on behalf of the Finance Parties and the Hedging Banks) all of its monetary claims in respect of any Intra-Group Loan.

“Inventory of Hazardous Material” (previously known as a green passport) means a statement of compliance issued by the relevant classification society/shipyard which includes a list of any and all materials known to be potentially hazardous utilised in the construction of the Rigs.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Issuing Bank” means:

(a)	the Original Issuing Bank; and

(b)	any Lender or an Affiliate of a Lender which has become a Party as an “Issuing Bank” pursuant to Clause 6.9 (Appointment of Additional Issuing Banks),

(and if there is more than one such Issuing Bank, such Issuing Banks shall be referred to, whether acting individually or together, as the “Issuing Bank”) provided that, in respect of a Letter of Credit issued or to be issued pursuant to the terms of this Agreement, the “Issuing Bank” shall be the Issuing Bank which has issued or agreed to issue that Letter of Credit.

“Joint Venture” means any joint venture entity, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity.

“Labour or Human Rights Claim” means any claim by any governmental, judicial or regulatory authority, litigation, arbitration or administrative proceedings, or formal notice or investigation by any person which arises out of, in relation to the Rigs, any incidents related to labour disputes or human rights issues, included, but not limited to, fatalities or major injuries to staff or contractors or the general population, major labour strikes or demonstrations and fines/sanctions from relevant authorities.

“L/C Proportion” means, in relation to a Lender in respect of any Trade Finance Instrument, the proportion (expressed as a percentage) borne by that Lender’s Available Commitment to the Total Trade Finance Facility Commitments immediately prior to the issue of that Trade Finance Instrument, adjusted to reflect any assignment or transfer under this Agreement to or by that Lender.

“Legal Reservations” means:

(a)
the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the time barring of claims under any applicable law and defences of set-off or counterclaim;

(c)	similar principles, rights and defences under the laws of any Relevant Jurisdiction; and

(d)	any other matters which are set out as qualifications or reservations as to matters of law of general application in the legal opinions delivered pursuant to Clause 4.1 (Initial conditions precedent).

“Lender” means:

(a)	any Original Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 28 (Changes to the Lenders),

which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“LIBOR” means, in relation to any Loan:

(a)	the applicable Screen Rate as of 11:00 a.m. London time on the relevant Quotation Day for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 13.1 (Unavailability of Screen Rate),

and if, in either case, that rate is less than zero, LIBOR shall be deemed to be zero.

“Loan” means a Term Loan or an Incremental Revolving Loan.

“Majority Lenders” means, a Lender or Lenders whose Commitment aggregate more than 66⅔ per cent. of the Total Commitments (or, if the Total Commitments have been reduces to zero, aggregated more than 66⅔ per cent. of the Total Commitments immediately prior to the reduction.

“Managers” means any company being part of the Group, when acting as commercial and/or technical managers of the Rigs or any of them.

“Margin” means:

(a)	[***] ([***]) per cent. per annum if the Equity Raise has not been completed; and

(b)	[***] ([***]) per cent. per annum if the Equity Raise has been completed,

“Market Value” means, in relation to a Rig, the average fair market value of the Rig determined by calculating the arithmetic mean of two independent valuations of the Rig obtained from two Approved Brokers. Such valuation to be denominated in USD.

If such valuations differ by a margin of more than 10% of the lowest valuation, then a third Approved Broker shall provide a valuation and the Market Value shall be the arithmetic mean of the three valuations.

All valuations to be made on the basis of a sale for prompt delivery, for cash at arm’s length on normal commercial terms as between a willing buyer and a willing seller, on an “as is where is” basis free of any existing charter or other contract of employment and/or pool arrangements.

“Material Adverse Effect” means, in the reasonable opinion of the Majority Lenders a material adverse effect on:

(a)	the business, condition (financial or otherwise), operations, performance or assets of the Group taken as a whole since the date at which its latest audited financial statements were prepared;

(b)	the ability of an Obligor to perform its obligations under the Finance Documents or the Hedging Agreements;

(c)
subject to the Legal Reservations, the validity or enforceability of, or the effectiveness or ranking of any security granted or purporting to be granted pursuant to, any Finance Document or Hedging Agreement; or

(d)	subject to the Legal Reservations, the right or remedy of a Finance Party or a Hedging Bank in respect of a Finance Document or a Hedging Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Mortgages” means, collectively, a first priority cross-collateralized mortgage in respect of each Rig, each in the amount of USD[***] (and a declaration of pledge or a deed of covenants collateral thereto if required by the Agent or by the law of the relevant jurisdiction) executed or to be executed and recorded by the relevant Rig Owner against the relevant Rig in an Approved Ship Register in favour of the Agent (on behalf of the Finance Parties and the Hedging Banks), in such form and substance as the Agent (on behalf of the Finance Parties and the Hedging Banks) may require.

“Newbuild Facility” means the term loan facility made available under this Agreement as described in paragraph (b) of Clause 2.1 (The Facilities).

“Newbuild Facility Commitment” means:

(a)

(i)
prior to any Establishment Date, in relation to an Original Lender the amount set opposite its name under the heading “Newbuild Facility Commitment” in Schedule 1, Part II (Lenders and Commitments) and the amount of any other Newbuild Facility Commitment transferred to it under this Agreement;

(ii)
after the first Establishment Date (if any), in relation to an Original Lender or a Lender (including an Incremental Lender) the amount set opposite its name under the heading “Newbuild Facility Commitment” in the first Incremental Notice and the amount of any other Newbuild Facility Commitment transferred to it under this Agreement;

(iii)
after the second Establishment Date (if any), in relation to an Original Lender or a Lender (including an Incremental Lender) the amount set opposite its name under the heading “Newbuild Facility Commitment” in the second Incremental Notice and the amount of any other Newbuild Facility Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Newbuild Facility Commitment transferred to it under this Agreement,

in each case to the extent not cancelled, reduced or transferred by it under this Agreement.

“Newbuild Facility Loan” means the loan made or to be made under the Newbuild Facility or the principal amount outstanding for the time being of that loan.

“Newbuild Rig” means hull no. B366 under construction at the Shipyard which upon the Delivery Date will be named “Tivar” and registered in the ownership of Borr Tivar Inc. in the Liberia registry.

“Obligors” means the Borrower and the Guarantors.

“Optional Currency” means a currency (other than the Base Currency) which complies with the conditions set out in Clause 4.4 (Conditions relating to Optional Currencies).

“Original Financial Statements” means the audited consolidated financial statements of the Borrower for the financial year ended 31 December 2017.

“Original Intermediate Holding Company” means each entity listed below the heading “Intermediate Holding Company” in Schedule 6 (The Existing Rigs).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Original Intra-Group Charterer” means each entity listed below the heading “Intra-Group Charterer” in Schedule 6 (The Existing Rigs).

“Original Jurisdiction” means, in relation to an Obligor, the jurisdiction under whose laws that Obligor is incorporated as at the date of this Agreement.

“Original Rig Owner” means each entity listed below the heading “Rig Owner” in Schedule 6 (The Existing Rigs).

“Party” means a party to this Agreement.

“Permitted Maritime Lien” means, in relation to a Rig:

(a)	unless a Default is continuing, any ship repairer’s or outfitter’s possessory lien in respect of that Rig for an amount not exceeding USD5,000,000 or the equivalent in any other currency;

(b)	any lien on that Rig for master’s, officer’s or crew’s wages outstanding in the ordinary course of its trading and in accordance with usual maritime practice;

(i)	liens for salvage; or

(ii)	any other lien arising by operation of law in the ordinary course of trading (and not as a result of any default or omission by any Obligor).

“Permitted Transaction” means any disposal required, Financial Indebtedness incurred, guarantee, indemnity or Security given, or other transaction arising, under the Finance Documents.

“Qualifying Employment Contract” means any charterparty or other contract of employment of a Rig, including any pool participation agreement, with a fixed duration of more than twelve (12) months.

“Quotation Day” means in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period.

“Reference Bank Quotations” means any quotation supplied to the Agent by a Reference Bank.

“Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request by the Reference Banks

(a)	if:

(i)	the Reference Bank is a contributor to the Screen Rate; and

(ii)	it consists of a single figure,

the rate (applied to the relevant Reference Bank in USD for the relevant period) which contributors to the Screen Rate are asked to submit to the relevant administrator; or

(b)	in any other case, the rate at which the relevant Reference Bank could fund itself in USD for the relevant period with reference to the unsecured wholesale funding market.

“Reference Banks” means such banks as may be appointed by the Agent in consultation with the Borrower and approved by the Lenders.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Reflagging Date” means the date falling 365 days after the date of this Agreement.

“Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

“Related Fund” in relation to a fund (the “first fund”), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed or advised by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

“Relevant Jurisdiction” means in relation to an Obligor:

(a)	its Original Jurisdiction;

(b)	any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	the jurisdiction whose laws govern the perfection of any of the Security Documents entered into by it.

“Relevant Person” means:

(a)	each member of the Group; and

(b)	each of its directors, officers, employees, agents and representatives.

“Renewal Request” means a written notice delivered to the Agent in accordance with Clause 6.6 (Renewal of a Trade Finance Instrument).

“Repeating Representations” means each of the representations set out in Clause 22 (Representations and Warranties).

“Replacement Benchmark” a benchmark rate which is:

(a)	formally designated, nominated or recommended as the replacement for a Screen Rate by:

(i)	the administrator of that Screen Rate (provided that the market or economic reality that such benchmark rate measures is the same as that measured by that Screen Rate); or

(ii)	any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Benchmark” will be the replacement under paragraph (ii) above;

(b)	in the opinion of all of the Lenders and the Borrower, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to that Screen Rate; or

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)	in the opinion of all the Lenders and the Borrower, an appropriate successor to a Screen Rate.

“Replacement Rig” means one or more jack-up rigs:

(a)	with, in aggregate, an equal or greater Market Value than the relevant Rig(s) to be replaced;

(b)	built in the same year or after the Rigs(s) to be replaced;

(c)	that is/are classed with an Approved Classification Society and registered with an Approved Ship Register;

(d)	that is otherwise acceptable to the Lenders (acting reasonably); and

(e)	that has become a “Replacement Rig” pursuant to Clause 29.5 (Replacement Rigs)

“Resignation Letter” means an resignation letter in form and substance satisfactory to the Agent.

“Restricted Party” means a person:

(a)	that is listed on any Sanctions List or targeted by Sanctions (whether designated by name or by reason of being included in a class of person); or

(b)
that is located, organised or resident in or incorporated under the laws of any country or territory that is, or whose government is, the target of Sanctions broadly prohibiting dealings with such government, country, or territory (including, without limitation, at the date of this Agreement, Crimea/Sevastopol, Cuba, Iran, North Korea, Syria and Sudan);

(c)
that is directly or indirectly owned or controlled by, or acting on behalf, at the direction or for the benefit of, a person referred to in (a) and/or (to the extent relevant under Sanctions) (b) above;

(d)	with which any Lender is prohibited from dealing or otherwise engaging in a transaction with by any Sanctions; or

(e)	that is otherwise a subject of Sanctions.

“Rigbuilding Contract” means the rigbuilding contract dated 6 November 2013 between Transocean Offshore Deepwater Holdings Limited and the Shipyard as novated to Borr Tivar Inc. pursuant to a novation agreement dated 24 May 2017 between Transocean Offshore Deepwater Holdings Limited as original buyer, Borr Tivar Inc. as new buyer, the Shipyard as builder and Transocean Inc. as original buyer parent (and as novated, amended and supplemented from time to time) for the construction of the Newbuild Rig by the Shipyard as builder to Borr Tivar Inc. as buyer.

“Rig Owner” means an Original Rig Owner and any Additional Rig Owner, unless it has ceased to be a Rig Owner in accordance with Clause 29 (Changes to the Obligors).

“Rigs” mean, collectively, the Existing Rigs, (following the Delivery Date) the Newbuild Rig, any Replacement Rig, and (following the Establishment Date for the applicable Incremental Amount) any Incremental Rig, and “Rig” means any of them.

“Sanctions” means any economic, trade or financial sanctions or embargoes or other restrictive measures implemented, adapted, imposed, administered, enacted and/or enforced by any Sanctions Authority.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Sanctions Authority” means the Islands of Bermuda, the Norwegian State, the United Nations, the European Union, the United Kingdom, the member states of the European Union, the member states of the European Economic Area, the United States of America, Australia, the Republic of Singapore any country to which any Obligor is bound and any authority acting on behalf of any of them in connection with Sanctions (including (without limitation) the U.S. Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the US Department of Commerce and any other agency of the US government, Her Majesty’s Treasury (“HMT”) and the United Nations Security Council.

“Sanctions List” means:

(a)
the lists of Sanctions designations and/or targets maintained by any Sanctions Authority (including but not limited to the Specially Designated Nationals and Blocked Persons list maintained by OFAC, the Consolidated List of Financial Sanctions Targets maintained by HMT); and/or

(b)	any other Sanctions designation or target listed and/or adopted by a Sanctions Authority,

in all cases, from time to time.

“Screen Rate” means, in relation to LIBOR, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant period displayed on the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate), or, on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Borrower.

“Screen Rate Replacement Event” means, in relation to a Screen Rate:

(a)	the methodology, formula or other means of determining that Screen Rate has, in the opinion of all the Lenders and the Borrower materially changed;

(b)	(i)

(A)	the administrator of that Screen Rate or its supervisor publicly announces that such administrator is insolvent; or

(B)
information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Screen Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Screen Rate;

(ii)
the administrator of that Screen Rate publicly announces that it has ceased or will cease, to provide that Screen Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Screen Rate;

(iii)	the supervisor of the administrator of that Screen Rate publicly announces that such Screen Rate has been or will be permanently or indefinitely discontinued; or

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(iv)	the administrator of that Screen Rate or its supervisor announces that that Screen Rate may no longer be used; or

(c)
the administrator of that Screen Rate determines that that Screen Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either:

(i)	the circumstance(s) or event(s) leading to such determination are not (in the opinion of all the Lenders and the Borrower) temporary; or

(ii)	that Screen Rate is calculated in accordance with any such policy or arrangement for a period no less than 60 Business Days; or

(d)	in the opinion of all the Lenders and the Borrower, that Screen Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Documents” means each of the documents referred to in Clause 20 (Security) and all such other documents which may be executed by the Obligors or any other relevant member of the Group at any time in favour of the Agent and/or any of the Finance Parties directly as security for the obligations of the Obligors under the Finance Documents or any of them.

“Selection Notice” means a notice substantially in the form set out in Schedule 3 (Requests and Notices) given in accordance with Clause 12 (Interest Periods) in relation to a Term Facility.

“Shareholder Loan” means any loan from any of the Borrower’s shareholders to any of the Obligors.

“Share Pledge Agreement” means the share pledge or charge agreements (as applicable) creating security over 100 per cent. of the shares owned by the Borrower, or (if relevant) an intermediary holding company, in each of the Rig Owners, entered into between, among others, the Borrower and the Agent in form and substance satisfactory to the Agent (on behalf of the Finance Parties and the Hedging Banks).

“Shipyard” means Keppel FELS Limited (Singapore).

“Subsidiary” means an entity of which a person has direct or indirect control (whether through the ownership of voting capital, by contract or otherwise) or owns directly or indirectly more than 50% of the shares and for this purpose an entity shall be treated as controlled by another if that entity is able to direct its affairs and/or to control the composition of the board of directors or equivalent body.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Term” means each period determined under this Agreement for which the Issuing Bank is under a liability under a Trade Finance Instrument.

“Term Facility” means Facility A or the Newbuild Facility.

“Term Loan” means a Facility A Loan, a Newbuild Facility Loan or a Facility A Incremental Loan.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Termination Date” means the earlier of (i) the date falling 36 months after the date of the first Utilisation under this Agreement and (ii) 31 August 2022.

“Total Commitments” means the aggregate of the Total Facility A Commitments, the Total Newbuild Facility Commitments, Total Incremental Revolving Facility Commitments and the Total Trade Finance Facility Commitments being USD 350,000,000 on the date of this agreement.

“Total Facility A Commitments” means the aggregate of the Facility A Commitments, being USD 230,000,000 at the date of this Agreement.

“Total Incremental Revolving Facility Commitments” means the aggregate of the Incremental Revolving Facility Commitments, being zero at the date of this Agreement.

“Total Newbuild Facility Commitments” means the aggregate of the Newbuild Facility Commitments, being USD 50,000,000 at the date of this Agreement.

“Total Incremental Commitments” means the aggregate of the Incremental Commitments, being zero at the date of this Agreement.

“Total Loss” means, in relation to a Rig:

(a)	an actual, constructive, compromised, agreed, arranged or other total loss of the Rig;

(b)
any expropriation, confiscation, requisition or acquisition of the Rig, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority, excluding a requisition for hire for a fixed period against payment of market hire, not exceeding one year without any right to extension, or any arrest, piracy or hijacking of the Rig, unless the Rig is released and restored to the Rig Owner from such piracy, hijacking, arrest, expropriation, confiscation, requisition or acquisition within three (3) months after the occurrence thereof; and

(c)	any condemnation of the Rig by any tribunal or by any person or persons claiming to be a tribunal.

“Total Loss Date” means, in relation to a Rig:

(a)	in the case of an actual loss of the Rig, the date on which it occurred or, if that is unknown, the date when the Rig was last heard of;

(b)
in the case of a constructive, compromised, agreed or arranged total loss of the Rig, the earlier of (A) the date on which a notice of the abandonment is given to the insurers; and (B) the date of any compromise, arrangement or agreement made by or on behalf of a Rig Owner with the Rig’s insurers in which the insurers agree to treat the Rig as a total loss; and

(c)	in the case of any other type of total loss, on the date (or the most likely date) on which it appears to the Agent that the event constituting the total loss occurred.

“Total Trade Finance Facility Commitments” means the aggregate of the Trade Finance Facility Commitments, being USD 70,000,000 at the date of this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Trade Finance Facility” means the trade finance facility made available under this Agreement as described in paragraph (c) of Clause 2.1 (The Facilities).

“Trade Finance Facility Commitment” means:

(a)

(i)
prior to any Establishment Date, in relation to an Original Lender the amount set opposite its name under the heading “Trade Finance Facility Commitment” in Schedule 1, Part II (Lenders and Commitments) and the amount of any other Newbuild Facility Commitment transferred to it under this Agreement;

(ii)
after the first Establishment Date (if any), in relation to an Original Lender or a Lender (including an Incremental Lender) the amount set opposite its name under the heading “Trade Finance Facility Commitment” in the first Incremental Notice and the amount of any other Trade Finance Facility Commitment transferred to it under this Agreement;

(iii)
after the second Establishment Date (if any), in relation to an Original Lender or a Lender (including an Incremental Lender) the amount set opposite its name under the heading “Trade Finance Facility Commitment” in the second Incremental Notice and the amount of any other Trade Finance Facility Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Trade Finance Facility Commitment transferred to it under this Agreement,

in each case to the extent not cancelled, reduced or transferred by it under this Agreement.

“Trade Finance Instrument” means:

(a)	a trade finance instrument, in a form requested by the Borrower and agreed by the Agent and the Issuing Bank; or

(b)
any guarantee (bid bond, custom guarantee or performance guarantee), standby letter of credit, letter of credit, indemnity or other instrument in a form requested by the Borrower and agreed by the Agent and the Issuing Bank.

“Transaction Security” means the security created or expressed to be created in favour of the Agent (on behalf of the Finance Parties) pursuant to the Security Documents.

“Transfer Certificate” means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Borrower.

“Transfer Date” means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Transfer Certificate; and

(b)	the date on which the Agent executes the relevant Transfer Certificate.

“Unpaid Sum” means any sum due and payable but unpaid by an Obligor under any of the Finance Documents.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“USD” means the single currency unit of the Unites States of America.

“Utilisation” means any utilisation of the Facilities.

“Utilisation Date” means the date of a Utilisation, being the date on which the relevant Loan is to be made or the relevant Trade Finance Instrument is to be issued.

“Utilisation Request” means a notice substantially in the form set out in Part I of Schedule 3 (Requests and Notices).

“VAT” means value added tax as provided for in the Norwegian Value Added Tax Act of 19 June 2009 No. 58 and any other tax of a similar nature.

1.2	Construction

(a)	Unless a contrary indication appears, any reference in this Agreement to:

(i)
the “Agent”, the “Borrower”, any “Coordinator” any “Guarantor”, any “Obligor”, any “Finance Party”, any “Arranger”, any “Hedging Bank”, the “Issuing Bank”, any “Lender” or any “Party” shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents;

(ii)	“assets” includes present and future properties, revenues and rights of every description;

(iii)
a “Finance Document” or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended or restated from time to time;

(iv)
“guarantee” means (other than in Clause 21 (Guarantee and indemnity)) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;

(v)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(vi)
a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);

(vii)
a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(viii)	the “Interest Period” of a Trade Finance Instrument shall be construed as a reference to the Term of that Trade Finance Instrument;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(ix)
a Lender’s “participation” in relation to a Trade Finance Instrument shall be construed as a reference to the relevant amount that is or may be payable by a Lender in relation to that Trade Finance Instrument;

(x)	a provision of law is a reference to that provision as amended or re-enacted;

(xi)	a time of day is a reference to Oslo time; and

(xii)	unless the context otherwise requires, words in the singular include plural and vice versa.

(b)
The Borrower providing “cash cover” for a Trade Finance Instrument means the Borrower paying an amount in the currency of the Trade Finance Instrument to an interest-bearing account in the name of the Borrower and the following conditions being met:

(i)	the account is with the Issuing Bank;

(ii)
until no amount is or may be outstanding under that Trade Finance Instrument, withdrawals from the account may only be made to pay the relevant Finance Party amounts due and payable to it under this Agreement in respect of that Trade Finance Instrument; and

(iii)	the Borrower has executed a security document, in form and substance satisfactory to the Issuing Bank, creating a first ranking security interest over that account.

(c)	The Borrower “repaying” or “prepaying” a Trade Finance Instrument means:

(i)	the Borrower providing cash cover, or other alternative security acceptable to the Lenders, for that Trade Finance Instrument;

(ii)	the maximum amount payable under the Trade Finance Instrument being reduced or cancelled in accordance with its terms; or

(iii)	the Issuing Bank being satisfied that it has no further liability under that Trade Finance Instrument,

and the amount by which a Trade Finance Instrument is repaid or prepaid under paragraphs (i) and (ii) above is the amount of the relevant cash cover, reduction or cancellation.

(d)	An amount borrowed includes any amount utilised by way of Trade Finance Instrument.

(e)	A Lender funding its participation in a Utilisation includes a Lender participating in a Trade Finance Instrument.

(f)	Amounts outstanding under this Agreement include amounts outstanding under or in respect of any Trade Finance Instrument.

(g)	An outstanding amount of a Trade Finance Instrument at any time is the maximum amount that is or may be payable by the Borrower in respect of that Trade Finance Instrument at that time.

(h)	The Borrower’s obligation on Utilisations becoming “due and payable” includes the Borrower repaying any Trade Finance Instrument in accordance with paragraph (c) above.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(i)	Clause and Schedule headings are for ease of reference only.

(j)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(k)	A Default is “continuing” if it has not been remedied or waived and an Event of Default is “continuing” if it has not been waived.

(l)
“Incorporation” or “jurisdiction of incorporation” shall be construed where the context requires so as to include “registration” or “jurisdiction of registration” (by way of continuation or otherwise).

2	THE FACILITIES

2.1	The Facilities

Subject to the terms of this Agreement, the Lenders make available to the Borrower:

(a)	a secured term loan facility in an aggregate amount equal to the Total Facility A Commitments;

(b)	a secured term loan facility in an aggregate amount equal to the Total Newbuild Facility Commitments;

(c)	a secured trade finance facility in an aggregate amount equal to the Total Trade Finance Facility Commitments; and

(d)
from the first Establishment Date (if any) a secured revolving credit facility in an aggregate amount equal to the Total Incremental Revolving Facility Commitments as the same may be increased following the second Establishment Date.

2.2	Incremental Amounts

(a)	Incremental Amounts may be established and made available pursuant to Clause 10 (Establishment of Incremental Amounts).

2.3	Finance Parties’ rights and obligations

(a)
The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)
The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor shall be a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan any other amount owed by an Obligor which relates to a Finance Party’s participation in the Facilities or its role under a Finance Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by that Obligor.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)	A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.

3	PURPOSE AND APPLICATION

3.1	Purpose

(a)
The Borrower shall apply all amounts borrowed by it under Facility A (prior to the Establishment Date(s) in respect of any Incremental Amount(s)) to refinance all Financial Indebtedness outstanding in respect of the Existing Rigs and for general corporate purposes of any Obligor and/or the Group.

(b)	The Borrower shall apply all amounts borrowed by it under the Newbuild Facility, to part finance the acquisition of the Newbuild Rig.

(c)	The Borrower shall apply all amounts borrowed by it under the Trade Finance Facility to issue Trade Finance Instruments.

(d)
The Borrower shall apply any Incremental Amounts borrowed by it under Facility A and the Incremental Revolving Facility towards the repayment of the Financial Indebtedness outstanding under the Back Stop Facility in respect of the Incremental Rig specified in the relevant Incremental Notice.

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4	CONDITIONS OF UTILISATION

4.1	Initial conditions precedent

(a)
The Lenders will not be obliged to comply with Clause 5.4 (Lender’s Participation) in relation to any Utilisation of a Facility unless on or before the Utilisation Date for that Facility the Agent has received all of the documents and other evidence listed in section Part I of Schedule 2 (Conditions precedent documents), in a form and substance satisfactory to the Agent.

(b)
The Lenders will not be obliged to comply with Clause 5.4 (Lender’s Participation) in relation to any Utilisation of the Newbuild Facility unless on or before the Utilisation Date for that Facility the Agent has received all of the documents and other evidence listed of Part II Schedule 2 (Conditions precedent documents), in a form and substance satisfactory to the Agent.

(c)
The Lenders will not be obliged to comply with Clause 5.4 (Lender’s Participation) in relation to any Utilisation in respect of an Incremental Revolving Loan or any Facility A Incremental Loan unless the Agent has received all of the Incremental Amount Conditions Precedent and Incremental Supplemental Security (unless provided in connection with the relevant Establishment Date) in a form and substance satisfactory to the Agent.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
4.2	Further conditions precedent

The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ participation) if on the date of the relevant Utilisation Request and on the relevant Utilisation Date:

(a)	no Default or Event of Default is continuing or would result from the proposed Utilisation; and

(b)	the Repeating Representations to be made by each Obligor are true in all material respects.

4.3	Maximum number of Loans

The Borrower may not (unless otherwise agreed by the Lenders) deliver a Utilisation Request if as a result of the proposed Utilisation:

(a)	more than five (5) Incremental Revolving Loans would be outstanding

(b)	more than ten (10) Trade Finance Instruments would be outstanding;

(c)	more than one (1) Facility A Loan would be outstanding; or

(d)	more than one (1) Newbuild Facility Loan would be outstanding.

(e)	more than two (2) Facility A Incremental Loans would be outstanding.

4.4	Conditions relating to Optional Currencies

(a)	A currency will constitute an Optional Currency in relation to a Utilisation of a Trade Finance Instrument if:

(i)
it is readily available in the amount required and freely convertible into the Base Currency in the wholesale market for that currency on the Quotation Day and the Utilisation Date for that Utilisation; and

(ii)
it has been approved by the Agent (acting on the instructions of all Lenders who have provided Trade Finance Facility Commitments) on or prior to receipt by the Agent of the relevant Utilisation Request for that Utilisation.

(b)
If the Agent has received a written request from the Borrower for a currency to be approved under paragraph (a)(ii) above, the Agent will confirm to the Borrower by 11:00 a.m. three (3) Business Days prior to the requested Utilisation Date:

(i)	whether or not the Lenders have granted their approval; and

(ii)	if approval has been granted, the minimum amount (and, if required, integral multiples) for any subsequent Utilisation of a Trade Finance Instrument in that currency.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
5	UTILISATION – LOANS

5.1	Delivery of a Utilisation Request

The Borrower may utilise the Term Facilities and the Incremental Revolving Facility by delivery to the Agent of a duly completed Utilisation Request not later than 11:00 a.m. three (3) Business Days (or such shorter period as may be agreed by the Lenders) prior to the requested Utilisation Date of such Utilisation.

5.2	Completion of a Utilisation Request

Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(a)	it identifies the Facility to be utilised;

(b)	the proposed Utilisation Date is a Business Day within the Availability Period applicable to that Facility;

(c)	the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount);

(d)	the proposed Interest Period complies with Clause 12 (Interest Periods); and

(e)	the Establishment Date for the Incremental Amount has occurred in respect of any Facility A Incremental Loan or Revolving Loan requested in a Utilisation Request.

5.3	Currency and amount

(a)	The currency specified in a Utilisation Request must be USD.

(b)	The amount of the proposed Facility A Loan (which will be advanced in one lump sum) must not exceed the lower of:

(i)	USD 230,000,000; and

(ii)
when aggregated with the Total Trade Finance Facility Commitments, 45.0 per cent. of the aggregate Market Value of the Existing Rigs (to be evidenced by valuation certificates issued no earlier than thirty (30) days prior to the relevant Utilisation Date).

(c)	The amount of the proposed Newbuild Facility Loan (which will be advanced in one lump sum) must not exceed the lower of:

(i)	USD 50,000,000; and

(ii)	45.0 per cent. of the Market Value of the Newbuild Rig (to be evidenced by valuation certificates issued no earlier than thirty (30) days prior to the Delivery Date).

(d)	The amount of any proposed Facility A Incremental Loan (which will be advanced in one lump sum) must not exceed the lower of:

(i)	USD 25,000,000; and

(ii)
when aggregated with the Total Incremental Revolving Facility Commitments, the Total Trade Finance Facility Commitments and the Total Facility A Commitments (prior to the relevant Establishment Date), 45.0 per cent. of the aggregate Market Value of the relevant Incremental Rig and the Existing Rigs (to be evidenced by valuation certificates issued no earlier than thirty (30) days prior to the relevant Utilisation Date),

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
provided that if both Facility A Incremental Loans are utilised on the same Utilisation Date, the amount of the proposed Facility A Incremental Loans (which will be advanced in one lump sum) must not exceed the lower of:

(A)	USD 50,000,000; and

(B)
when aggregated with the Incremental Amounts comprised of Total Incremental Revolving Facility Commitments, the Total Trade Finance Facility Commitments and the Total Facility A Commitments (prior to the relevant Establishment Date), 45.0 per cent. of the aggregate Market Value of the Incremental Rigs and the Existing Rigs (to be evidenced by valuation certificates issued no earlier than thirty (30) days prior to the relevant Utilisation Date),

(e)	The amount of the proposed Incremental Revolving Loan must not exceed the Available Facility.

(f)	The amount of the proposed Incremental Revolving Loan must be an amount equal to no less than USD 5,000,000 or, if less, the Available Facility.

5.4	Lenders’ participation

(a)	If the conditions set out in this Agreement have been met, the Lenders shall make their respective participation in each Loan available by the relevant Utilisation Date through their Facility Office.

(b)	The amount of each Lender’s participation in each Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the Loan.

(c)
The Agent shall notify each Lender of the amount of each Loan, the amount of its participation in that Loan and the amount of that participation to be made available in accordance with Clause 33.1 (Payments to the Agent), in each case by 11:00 a.m. on the date falling one (1) Business Day prior to the relevant Utilisation Date.

5.5	Limitations on Utilisations

(a)	Neither the Newbuild Facility nor the Trade Finance Facility shall be available for utilisation if the initial Utilisation of Facility A has not occurred.

(b)
The Newbuild Facility may only be utilised for prepositioning of funds prior to the Delivery Date of the Newbuild Rig in accordance with Clause 5.8 (Prepositioning of funds) as long as the Delivery Date does not occur later than the expiry of the Availability Period in relation to the Newbuild Facility.

(c)	No Incremental Revolving Loan or Facility A Incremental Loan may be utilised if the initial Utilisation of Facility A has not occurred.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
5.6	Cancellation of Commitment

(a)	The Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period.

(b)
If on the first proposed Utilisation Date under this Agreement, the aggregate of the Total Facility A Commitments and the Total Trade Finance Facility Commitments exceed 45.0 per cent. of the aggregate Market Value of the Existing Rigs, the amount of the excess shall reduce the Total Facility A Commitments and the Total Trade Finance Facility Commitments on a pro rata basis. Any cancellation under this paragraph (b) shall reduce the Commitments of the Lenders rateably.

(c)
If on the proposed Utilisation Date for a Facility Incremental A Loan, the aggregate of the Incremental Amount comprised of Total Facility A Commitments and the Incremental Amount comprised of Total Incremental Revolving Facility Commitments exceed 45.0 per cent. of the aggregate Market Value of the relevant Incremental Rig, the amount of the excess shall reduce the Total Facility A Commitments and the Total Incremental Revolving Facility Commitments on a pro rata basis. Any cancellation under this paragraph (b) shall reduce the Commitments of the Lenders rateably.

5.7	Consolidation of loans

On the Utilisation Date in respect of a Facility A Incremental Loan such Facility A Incremental Loan will be consolidated and merged with the Facility A Loan, following such consolidation the portion of the Facility A Loan which was a Facility A Incremental Loan prior to the consolidation will have the same Interest Period as the Facility A Loan.

5.8	Prepositioning of funds

If, in respect of the Utilisation for the Newbuild Rig, the Lenders, at the request of the Borrower and on terms acceptable to all the Lenders and in their absolute discretion, preposition funds with the Shipyard’s bank, the Borrower:

(a)
agrees to pay interest on the amount of the funds so prepositioned at the rate described in Clause 11.1 (Calculation of interest) on the basis of successive interest periods of one day calculated for the period on and from the date of the prepositioning of such funds with the Shipyard’s bank until the earlier to occur of (i) the return of such prepositioned funds within the Return Period (as defined below) and (ii) the Delivery Date which, in the case of (ii) shall constitute the Utilisation Date of the Newbuild Facility Loan assuming all the other conditions referred to in Clause 4 (Conditions of Utilisation) have also been met, and so that interest shall be paid together with the first payment of interest on such Loan after the Utilisation Date in respect of it or, if such Utilisation Date does not occur, within three Business Days of demand by the Agent; and

(b)	shall, without duplication, indemnify each Finance Party against any direct costs, loss or liability it may occur in connection with such arrangement,

and any such prepositioning, if accepted by the Lenders in their absolute discretion, shall be made provided that prior to such prepositioning, acceptable terms are agreed by the Agent and the Shipyard’s bank as to the period (the “Return Period”) within which such prepositioned funds shall be returned to the Agent for the account of the Lenders if not released to the Shipyard. Such Return Period shall not exceed fifteen (15) days from the scheduled delivery date of the Newbuild Rig and the Obligors remain fully liable for repayment of the prepositioned funds together with accrued interest on the Agent’s first written demand in the event that, for any reason whatsoever, the prepositioned funds are not returned to the Agent for the account of the Lenders by the expiry date of the Return Period.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
6	UTILISATION – TRADE FINANCE INSTRUMENTS

6.1	Trade Finance Facility

(a)	The Trade Finance Facility may only be utilised by way of Trade Finance Instruments.

(b)	Clause 5 (Utilisation - Loans) does not apply to Utilisations of the Trade Finance Facility.

(c)
In determining the amount of the Available Facility and a Lender’s L/C Proportion of a proposed Trade Finance Instrument for the purposes of this Agreement the Available Commitment of a Lender will be calculated ignoring any cash cover provided for outstanding Trade Finance Instruments.

6.2	Delivery of a Utilisation Request for Trade Finance Instruments

(a)
The Borrower may request a Trade Finance Instrument to be issued on behalf of itself or any of its Subsidiaries by delivery to the Agent of a duly completed Utilisation Request not later than the 11:00 a.m. London time on the date falling three (3) Business Days prior to the relevant Utilisation Date.

(b)	The Issuing Bank may, in its sole discretion, decide whether or not to issue a Trade Finance Instrument requested by the Borrower.

6.3	Completion of a Utilisation Request for Trade Finance Instruments

Each Utilisation Request for a Trade Finance Instrument is irrevocable and will not be regarded as having been duly completed unless:

(a)	it specifies that it is for a Trade Finance Instrument;

(b)	it identifies the Issuing Bank which has agreed to issue the Trade Finance Instrument;

(c)	the proposed Utilisation Date is a Business Day within the Availability Period applicable to the Trade Finance Facility;

(d)	the currency and amount of the Trade Finance Instrument comply with Clause 6.4 (Currency and amount);

(e)	the form of Trade Finance Instrument is attached;

(f)	the Expiry Date of the Trade Finance Instrument falls on or before the Termination Date applicable to the Trade Finance Facility;

(g)	the delivery instructions for the Trade Finance Instrument are specified; and

(h)	the identity of the beneficiary of the Trade Finance Instrument is a beneficiary approved by the Issuing Bank.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
6.4	Currency and amount

(a)	The currency specified in a Utilisation Request must be the Base Currency or an Optional Currency.

(b)	Subject to paragraph (c) below, the amount of the proposed Trade Finance Instrument must be an amount whose Base Currency Amount is not more than the Available Facility and which is:

(i)	if the currency selected is the Base Currency, a minimum of USD 1,000,000 or, if less, the Available Facility; or

(ii)
if the currency selected is an Optional Currency, the minimum amount (and if required, integral multiple) specified by the Agent pursuant to paragraph (b)(ii) of Clause 4.4 (Conditions relating to Optional Currencies) or, if less, the Available Facility.

(c)	The maximum aggregate Base Currency Amount of all Trade Finance Instrument shall not exceed the Total Trade Finance Facility Commitments.

6.5	Issue of Trade Finance Instruments

(a)	If the conditions set out in this Agreement have been met, the Issuing Bank shall issue the Trade Finance Instrument on the Utilisation Date.

(b)	The Issuing Bank will only be obliged to comply with paragraph (a) above if on the date of the Utilisation Request or Renewal Request and on the proposed Utilisation Date:

(i)
in the case of a Trade Finance Instrument to be renewed in accordance with Clause 6.6 (Renewal of a Trade Finance Instrument), no Event of Default is continuing or would result from the proposed Utilisation and, in the case of any other Utilisation, no Default is continuing or would result from the proposed Utilisation; and

(ii)	the Repeating Representations to be made by each Obligor are true in all material respects.

(c)	The amount of each Lender’s participation in each Trade Finance Instrument will be equal to its L/C Proportion.

(d)
The Agent shall determine the Base Currency Amount of each Trade Finance Instrument which is to be issued in an Optional Currency and shall notify the Issuing Bank and each Lender of the details of the requested Trade Finance Instrument and its participation in that Trade Finance Instrument by 12:00 noon Oslo time on the date falling two (2) Business Days prior to the relevant Utilisation Date.

(e)
The Issuing Bank has no duty to enquire of any person whether or not any of the conditions set out in paragraph (b) above have been met. The Issuing Bank may assume that those conditions have been met unless it is expressly notified to the contrary by the Agent. The Issuing Bank will have no liability to any person for issuing a Trade Finance Instrument based on such assumption.

(f)	The Issuing Bank is solely responsible for the form of the Trade Finance Instrument that it issues. The Agent has no duty to monitor the form of that document.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(g)
Subject to paragraph (i) of Clause 30.7 (Rights and discretions), each of the Issuing Bank and the Agent shall provide the other with any information reasonably requested by the other that relates to a Trade Finance Instrument and its issue.

(h)
The Issuing Bank may issue a Trade Finance Instrument in the form of a SWIFT message or other form of communication customary in the relevant market but has no obligation to issue that Trade Finance Instrument in any particular form of communication.

6.6	Renewal of a Trade Finance Instrument

(a)
The Borrower may request that any Trade Finance Instrument issued on behalf of the Borrower be renewed by delivery to the Agent of a Renewal Request in substantially similar form to a Utilisation Request for a Trade Finance Instrument by the by 12:00 noon Oslo time on the date falling two (2) Business Days prior to the relevant Utilisation Date.

(b)
The Finance Parties shall treat any Renewal Request in the same way as a Utilisation Request for a Trade Finance Instrument except that the condition set out in paragraph (d) of Clause 6.3 (Completion of a Utilisation Request for Trade Finance Instruments) shall not apply.

(c)	The terms of each renewed Trade Finance Instrument shall be the same as those of the relevant Trade Finance Instrument immediately prior to its renewal, except that:

(i)	its amount may be less than the amount of the Trade Finance Instrument immediately prior to its renewal; and

(ii)	its Term shall start on the date which was the Expiry Date of the Trade Finance Instrument immediately prior to its renewal, and shall end on the proposed Expiry Date specified in the Renewal Request.

(d)	Subject to paragraph (e) below, if the conditions set out in this Agreement have been met, the Issuing Bank shall amend and re-issue any Trade Finance Instrument pursuant to a Renewal Request.

(e)
Where a new Trade Finance Instrument is to be issued to replace by way of renewal an existing Trade Finance Instrument, the Issuing Bank is not required to issue that new Trade Finance Instrument until the Trade Finance Instrument being replaced has been returned to the Issuing Bank or the Issuing Bank is satisfied either that it will be returned to it or otherwise that no liability can arise under it.

6.7	Revaluation of Trade Finance Instruments

(a)
If any Trade Finance Instruments are denominated in an Optional Currency, the Agent shall at three (3) monthly intervals after the date of this Agreement recalculate the Base Currency Amount of each Trade Finance Instrument by notionally converting into the Base Currency the outstanding amount of that Trade Finance Instrument on the basis of the Agent’s Spot Rate of Exchange on the date of calculation.

(b)
The Borrower shall, if requested by the Agent within fourteen (14) days of any calculation under paragraph (a) above, ensure that within three (3) Business Days sufficient Trade Finance Instrument are prepaid to prevent the Base Currency Amount of the Trade Finance Instrument exceeding the Total Newbuild Facility Commitments following any adjustment to a Base Currency Amount under paragraph (a) above.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
6.8	Reduction or expiry of Trade Finance Instrument

If the amount of any Trade Finance Instrument is wholly or partially reduced or it is repaid or prepaid or it expires prior to its Expiry Date, the Issuing Bank and the Borrower shall promptly notify the Agent of the details upon becoming aware of them.

6.9	Appointment of additional Issuing Banks

Any Lender, or any Affiliate of a Lender, which has agreed to the Borrower’s request to be an Issuing Bank for the purposes of this Agreement shall become a Party as an “Issuing Bank” upon:

(a)	notifying the Agent and the Borrower that it has so agreed to be an Issuing Bank;

(b)
the Agent notifying the Borrower and that Lender or that Affiliate of a Lender that is has consented to that Lender or that Affiliate of a Lender becoming a Party as an “Issuing Bank”, (such consent not to be unreasonably withheld); and

(c)
in the case of an Affiliate of a Lender only, the accession of that Affiliate of a Lender to this Agreement, by the entry into of an accession agreement, in form and substance satisfactory to the Agent, between the Agent and that Affiliate of a Lender.

7	TRADE FINANCE INSTRUMENTS

7.1	Immediately payable

If a Trade Finance Instrument or any amount outstanding under a Trade Finance Instrument is expressed to be immediately payable, the Borrower that requested the issue of that Trade Finance Instrument shall repay or prepay that amount immediately.

7.2	Claims under a Trade Finance Instrument

(a)
The Borrower irrevocably and unconditionally authorises the Issuing Bank to pay any claim made or purported to be made under a Trade Finance Instrument requested by it and which appears on its face to be in order (in this Clause 7, a “claim”).

(b)	The Borrower shall immediately on demand pay to the Agent for the Issuing Bank an amount equal to the amount of any claim.

(c)	The Borrower acknowledges that the Issuing Bank:

(i)	is not obliged to carry out any investigation or seek any confirmation from any other person before paying a claim; and

(ii)	deals in documents only and will not be concerned with the legality of a claim or any underlying transaction or any available set-off, counterclaim or other defence of any person.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(d)	The obligations of the Borrower under this Clause 7 will not be affected by:

(i)	the sufficiency, accuracy or genuineness of any claim or any other document; or

(ii)	any incapacity of, or limitation on the powers of, any person signing a claim or other document.

7.3	Indemnities

(a)
The Borrower shall immediately on demand indemnify the Issuing Bank against any cost, loss or liability incurred by the Issuing Bank (otherwise than by reason of the Issuing Bank’s gross negligence or wilful misconduct) in acting as the Issuing Bank under any Trade Finance Instrument requested by the Borrower.

(b)
Each Lender shall (according to its L/C Proportion) immediately on demand indemnify the Issuing Bank against any cost, loss or liability incurred by the Issuing Bank (otherwise than by reason of the Issuing Bank’s gross negligence or wilful misconduct) in acting as the Issuing Bank under any Trade Finance Instrument (unless the Issuing Bank has been reimbursed by an Obligor pursuant to a Finance Document).

(c)	The Borrower shall immediately on demand reimburse any Lender for any payment it makes to the Issuing Bank under this Clause 7.3 in respect of that Trade Finance Instrument.

(d)
The obligations of each Lender or the Borrower under this Clause are continuing obligations and will extend to the ultimate balance of sums payable by that Lender or the Borrower in respect of any Trade Finance Instrument, regardless of any intermediate payment or discharge in whole or in part.

(e)
If the Borrower has provided cash cover in respect of a Lender’s participation in a Trade Finance Instrument, the Issuing Bank shall seek reimbursement from that cash cover before making a demand of that Lender under paragraph (b) above. Any recovery made by the Issuing Bank pursuant to that cash cover will reduce that Lender’s liability under paragraph (b) above.

(f)
The obligations of any Lender or the Borrower under this Clause 7.3 will not be affected by any act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under this Clause (without limitation and whether or not known to it or any other person) including:

(i)	any time, waiver or consent granted to, or composition with, any Obligor, any beneficiary under a Trade Finance Instrument or any other person;

(ii)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor or any member of the Group;

(iii)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor, any beneficiary under a Trade Finance Instrument or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(iv)
any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor, any beneficiary under a Trade Finance Instrument or any other person;

(v)	any amendment (however fundamental) or replacement of a Finance Document, any Trade Finance Instrument or any other document or security;

(vi)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document, any Trade Finance Instrument or any other document or security; or

(vii)	any insolvency or similar proceedings.

7.4	Rights of contribution

No Obligor will be entitled to any right of contribution or indemnity from any Finance Party in respect of any payment it may make under this Clause 7.

8	REPAYMENT

8.1	Repayment of the Facility A Loan

The Borrower shall repay the Facility A Loan:

(a)	prior to the first Establishment Date, by:

(i)	[***] instalments each in the amount of USD [***] on each of [***];

(ii)	[***] instalments each in the amount of USD [***] on each of [***]; and

(b)	if applicable, after the first Establishment Date, by:

(i)	[***] instalments each in the amount of USD [***] on each of [***];

(ii)	[***] instalments each in the amount of USD [***] on each of [***]; and

(c)	if applicable, after the second Establishment Date, by:

(i)	[***] instalments each in the amount of USD [***] on each of [***];

(ii)	[***] instalments each in the amount of USD [***] on each of [***]; and

and, in each case, a [***] equal to the remaining principal amount of the Facility A Loan then outstanding (plus accrued interest) on the Termination Date.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
8.2	Repayment of the Newbuild Facility Loan

The Borrower shall repay the Newbuild Facility Loan by:

(a)	[***] instalments each in the amount of USD [***] on each of [***];

(b)	[***] instalments each in the amount of USD [***] on each of [***]; and

(c)	a [***] equal to the remaining principal amount of the Newbuild Facility Loan then outstanding (plus accrued interest) on the Termination Date.

8.3	Repayment of Incremental Revolving Loans

(a)	Each Incremental Revolving Loan shall be repaid on [***].

(b)	Without prejudice to the Borrower’s obligations under paragraph (a) above, if:

(i)	one or more Incremental Revolving Loans are to be made available:

(A)	on the same day that a maturing Incremental Revolving Loan is due to be repaid; and

(B)	in whole or in part for the purpose of refinancing the maturing Incremental Revolving Loan; and

(ii)
the proportion borne by each Lender’s participation in the maturing Incremental Revolving Loan to the amount of that maturing Revolving Facility Loan is the same as the proportion borne by that Lender’s participation in the new Loans to the aggregate amount of those new Revolving Facility Loans, the aggregate amount of the new Revolving Facility Loans shall, unless the Borrower notifies the Agent to the contrary in the relevant Utilisation Request, be treated as if applied in or towards repayment of the maturing Incremental Revolving Loan so that:

(C)	if the amount of the maturing Incremental Revolving Loan exceeds the aggregate amount of the new Incremental Revolving Loans:

(1)	the Borrower will only be required to make a payment under Clause 33.1 (Payments to the Agent) in an amount equal to that excess; and

(2)
each Lender’s participation in the new Incremental Revolving Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender’s participation in the maturing Incremental Revolving Loan and that Lender will not be required to make a payment under Clause 33.1 (Payments to the Agent) in respect of its participation in the new Incremental Revolving Loans; and

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(D)	if the amount of the maturing Incremental Revolving Loan is equal to or less than the aggregate amount of the new Incremental Revolving Loans:

(1)	the Borrower will not be required to make a payment under Clause 33.1 (Payments to the Agent); and

(2)
each Lender will be required to make a payment under Clause 33.1 (Payments to the Agent) in respect of its participation in the new Incremental Revolving Loans only to the extent that its participation in the new Incremental Revolving Loans exceeds that Lender’s participation in the maturing Incremental Revolving Loan and the remainder of that Lender’s participation in the new Incremental Revolving Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender’s participation in the maturing Incremental Revolving Loan.

(c)
If the Borrower has not delivered a Utilisation Request in respect of a maturing Incremental Revolving Loan in accordance with Clause 5.1 (Delivery of a Utilisation Request), the maturing Incremental Revolving Loan shall, subject to the other provisions of this Agreement, be automatically rolled over with an Interest Period of three (3) months provided that the conditions set out in Clause 4.2 (Further conditions precedent) are fulfilled.

For the avoidance of doubt, the above automatic rollover mechanism requires the Borrower to deliver a Utilisation Request in the amount of USD 0 if no automatic rollover is to take place.

8.4	Termination Date

(a)
On the Termination Date, the Borrower shall pay to the Finance Parties all amounts then outstanding and owing by it to the Finance Parties under the Finance Documents together with any other amount outstanding and owed by any Obligor to any Finance Party under any Finance Document.

(b)
The Borrower shall (and shall, if relevant, ensure that its Subsidiaries shall) procure that the Issuing Bank is released from its obligations under any Trade Finance Instruments outstanding on the Termination Date. Any Trade Finance Instruments which have not expired on or before the Termination Date shall be repaid on the Termination Date.

9	PREPAYMENT AND CANCELLATION

9.1	Mandatory Prepayment - Illegality

If, in any applicable jurisdiction, it becomes unlawful for any Lender to perform any of its obligations as contemplated by this Agreement or to fund, issue or maintain its participation in any Loan or Trade Finance Instrument or it becomes unlawful for any Affiliate of a Lender for that Lender to do so or it becomes contrary to Sanctions to do the same:

(a)	that Lender shall promptly notify the Agent upon becoming aware of that event;

(b)	upon the Agent notifying the Borrower, the Available Commitment of that Lender will be immediately cancelled; and

(c)
the Borrower shall repay that Lender’s participation in the Loans on the last day of the Interest Period for each Loan or Trade Finance Instrument occurring after the Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than one (1) month after the Agent’s notice to the Borrower).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
9.2	Illegality in relation to the Issuing Bank

If, in any applicable jurisdiction, it becomes unlawful for the Issuing Bank to issue or leave outstanding any Trade Finance Instrument, then:

(a)	the Issuing Bank shall promptly notify the Agent upon becoming aware of that event;

(b)	upon the Agent notifying the Borrower, the Issuing Bank shall not be obliged to issue any Trade Finance Instrument;

(c)
the Borrower shall use its reasonable endeavours to procure the release of each Trade Finance Instrument issued by the Issuing Bank and outstanding at such time on or before the date specified by the Issuing Bank in the notice delivered to the Agent (being no earlier than one (1) month after the Agent’s notice to the Borrower) (failing which each Trade Finance Instrument shall be prepaid on or before such date); and

(d)
unless there is more than one Issuing Bank, the Trade Finance Facility shall cease to be available for the issue of Trade Finance Instruments and the Total Trade Finance Facility Commitments shall be cancelled in full on the date on which each Trade Finance Instrument has been prepaid in full.

9.3	Mandatory prepayment - Change of Control

Upon the occurrence of a Change of Control:

(a)	the relevant Obligor shall promptly notify the Agent upon becoming aware of that event;

(b)	a Lender shall not be obliged to fund a Utilisation; and

(c)
if a Lender so requires and notifies the Agent within 10 Business Days of the Borrower notifying the Agent of the event, the Agent shall, by not less than 10 Business Days’ notice to the Borrower, cancel the Commitment of that Lender and declare the participation of that Lender in all outstanding Loans, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Commitment of that Lender will be cancelled and all such outstanding Loans and amounts will become immediately due and payable.

9.4	Mandatory prepayment – sale or Total Loss - replacement

(a)
If a Rig (or the Rig Owner) is sold, transferred or otherwise disposed of in whole or in part, or a Rig becomes a Total Loss, then the Facilities shall, unless such Rig is to be replaced by a Replacement Rig in accordance with Clause 29.5 (Replacement Rigs), be prepaid by an amount equal to the Market Value of the Rig which is sold or lost (or if a Rig Owner is sold, the Market Value of the Rig owned by that Rig Owner), divided by the aggregate Market Value of all Rigs (based on valuations no older than thirty (30) days), multiplied by the amount of the Facilities.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(b)	Such:

(i)	prepayment and cancellation shall be made:

(A)
in the case of a sale, transfer or other disposal of a Rig (or a Rig Owner owning a Rig), on or before the date on which the sale, transfer or other disposal is completed by delivery of the Rig (or shares in the Rig Owner owning the Rig); or

(B)
in the case of a Total Loss, on the earlier of (A) the date falling one hundred and eighty (180) days after the Total Loss Date, and (B) the date of receipt by the Agent of the proceeds of insurance or requisition for title relating to such Total Loss; and

(ii)	replacement shall be made within 90 days of:

(A)
in the case of a sale, transfer or other disposal of a Rig (or a Rig Owner owning a Rig), of the date on which the sale, transfer or other disposal is completed by delivery of the Rig (or shares in the Rig Owner owning the Rig); or

(B)	in the case of a Total Loss, the Total Loss Date.

(c)	Any prepayment under this Clause 9.4 shall be applied as follows:

(i)
prior to the Utilisation of the Newbuild Facility, to reduce the Total Commitments in respect of Facility A, the Revolving Facility and the Trade Finance Facility on a pro rata basis in the proportion of each Lender’s Commitment thereunder; and

(ii)	after the Utilisation of the Newbuild Facility, to reduce all of the Total Commitments on a pro rata basis in the proportion of each Lender’s Commitment thereunder,

and in each case,

(A)	with respect to the Total Facility A Commitment and the Total Newbuild Facility Commitments, the amounts shall always be applied in accordance with Clause 9.8(j) hereunder; and

(B)
with respect to the Total Incremental Revolving Facility Commitments and the Total Trade Finance Facility Commitments, at the Borrower’s option, (i) the Available Commitments thereunder shall be cancelled by the same amount prepaid in respect of each of the Incremental Revolving Facility and the Trade Finance Facility with the Commitments of the Lenders being rateably reduced under each applicable Facility, or (ii) the amounts shall be applied towards repayment and cancellation of outstanding Loans and Trade Finance Instruments under the Incremental Revolving Facility and the Trade Finance Facility.

(d)
Following prepayment in accordance with the above paragraphs or replacement by a Replacement Rig in accordance with Clause 29.5 (Replacement Rigs), and in case of a sale subject to closing procedure to be agreed between the Borrower and the Agent (in its sole discretion and acting on the instructions of the Lenders), the Agent shall be entitled to release (including taking any steps necessary to giving effect to such release) any Security Documents relating to the relevant Rig or (as applicable) the relevant Guarantors and the release of the relevant Guarantors’ obligations under any Finance Document and the relevant Rig sold or lost shall subsequently no longer be defined as a “Rig” or included in the definition of “Rigs” under this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
9.5	Voluntary cancellation

The Borrower may, by giving not less than ten (10) Business Days’ prior written notice to the Agent (or such shorter period as the Agent may agree), cancel the whole or any part of the Available Facilities (but, if in part, in an amount being a minimum of USD 5,000,000, and integral multiples of USD 500,000). Such cancellation shall (A) prior to the Utilisation of the Newbuild Facility, be applied to cancel the Available Facilities in respect of Facility A, the Revolving Facility (if any) and the Trade Finance Facility on a pro rata basis, and (B) after the Utilisation of the Newbuild Facility be applied to all of the Available Facilities on a pro rata basis, and in each case the Commitments of the Lenders shall be rateably reduced under each applicable Facility.

9.6	Voluntary prepayment

The Borrower may by giving not less than ten (10) Business Days’ prior written notice to the Agent (or such shorter period as the Lenders may agree), prepay the whole or any part of the Loans and Trade Finance Instruments (but, if in part, in an amount being a minimum of USD 5,000,000 and integral multiples of USD 500,000), provided always that any prepayment to be applied towards Facility A under this Clause cannot be made until the date falling on the earlier of (i) the last date of the Availability Period for Facility A, and (ii) the date Facility A is utilised. Such prepayment shall (A) prior to the Utilisation of the Newbuild Facility, be applied towards repayment of the outstanding Loans in respect of Facility A, the Revolving Facility (if any) and the Trade Finance Facility on a pro rata basis, and (B) after the Utilisation of the Newbuild Facility, be applied to reduce all of the Available Facilities on a pro rata basis.

9.7	Right of cancellation and prepayment in relation to a single Lender or Issuing Bank

(a)	If:

(i)	any sum payable to any Lender by an Obligor is required to be increased under paragraph (c) of Clause 15.2 (Tax gross-up); or

(ii)	any Lender or Issuing Bank claims indemnification from the Borrower or an Obligor under Clause 15.3 (Tax indemnity) or Clause 16.1 (Increased costs),

the Borrower may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the Agent notice:

(A)	(if such circumstances relate to a Lender) of cancellation of the Commitment(s) of that Lender and its intention to procure the repayment of that Lender’s participation in the Utilisations; or

(B)
 (if such circumstances relate to the Issuing Bank) of repayment of any outstanding Trade Finance Instrument issued by it and cancellation of its appointment as the Issuing Bank under this Agreement in relation to any Trade Finance Instruments to be issued in the future.

(b)	On receipt of a notice referred to in paragraph (a) above in relation to a Lender, the Commitment(s) of that Lender shall immediately be reduced to zero.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)
On the last day of each Interest Period which ends after the Borrower has given notice under paragraph (a) above in relation to a Lender (or, if earlier, the date specified by the Borrower in that notice), the Borrower shall repay that Lender’s participation in that Utilisation together with all interest and other amounts accrued under the Finance Documents.

9.8	Restrictions

(a)
Any notice of cancellation or prepayment given by any Party under this Clause 9 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)	Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.

(c)	The Borrower shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(d)	The Borrower may not reborrow any part of a Term Facility which is prepaid or repaid.

(e)	No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Agent receives a notice under this Clause 9, it shall promptly forward a copy of that notice to either the Borrower or the affected Lender or Issuing Bank, as appropriate.

(g)	The Borrower shall repay any Loan that exceeds the applicable Available Facility following any cancellation under this Clause 9.

(h)
If all or part of a Term Loan is repaid or prepaid an amount of the Commitments (equal to the amount of the Loan which is repaid or prepaid) will be deemed to be cancelled on the date of repayment or prepayment. Any cancellation under this paragraph (h) shall reduce the Commitments of the Lenders rateably.

(i)
Any voluntary cancellation and/or prepayment in respect of a Term Facility under this Clause 9 (other than as required by Clause 26.12 (Minimum value)) shall be applied pro rata against the repayment instalments falling after that cancellation and/or prepayment (including, for the avoidance of doubt, the repayment instalment falling together with the final repayment instalment for the applicable Term Facility).

(j)
Any mandatory cancellation and/or prepayment or any voluntary cancellation and/or prepayment required by Clause 26.12 (Minimum value) in respect of a Term Facility under this Clause 9 shall be applied in inverse order of maturity against the repayment instalments falling after that cancellation and/or prepayment (including, for the avoidance of doubt, the repayment instalment falling together with the final repayment instalment for the applicable Term Facility).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
10	ESTABLISHMENT OF INCREMENTAL AMOUNTS

10.1	Selection of Incremental Lenders

The Borrower may in any manner, invite any Lender or other bank or financial institution selected by the Borrower and approved by the Coordinators and which, in each case, is not a member of the Group or an Affiliate of a member of the Group to offer Incremental Commitments.

10.2	Delivery of Incremental Notice

The Borrower and each Incremental Lender may request the establishment of an Incremental Amount by the Borrower delivering to the Agent a duly completed Incremental Notice not later than ten Business Days, or such shorter period as may be agreed between the Borrower and the Incremental Lender, prior to the proposed Establishment Date specified in that Incremental Notice.

10.3	Completion of an Incremental Notice

(a)	Each Incremental Notice is irrevocable and will not be regarded as having been duly completed unless:

(i)	the Total Incremental Commitments specified in an Incremental Notice are no less than USD 50,000,000; and

(ii)	the Incremental Lenders set out in that Incremental Notice have been selected and allocated in accordance with Clause 10.1 (Selection of Incremental Lenders); and

(iii)	the Incremental Notice is received by the Agent prior to 30 April 2021;

(b)	Only one Incremental Amount may be requested in an Incremental Notice.

10.4	Maximum number of Incremental Amounts

The Borrower may not deliver an Incremental Notice if as a result of the establishment of the proposed Incremental Amount more than two Incremental Amounts would have been established under this Agreement.

10.5	Conditions to establishment

(a)	The establishment of an Incremental Amount will only be effected in accordance with Clause 10.6 (Establishment of Incremental Amount) if:

(i)	on the date of the Incremental Notice and on the Establishment Date:

(A)	no Default is continuing or would result from the establishment of the proposed Incremental Amount; and

(B)	the Repeating Representations to be made by each Obligor are true in all material respects; and

(ii)	the Agent has received in form and substance satisfactory to it:

(A)	the Incremental Amount Conditions Precedent;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(B)	any Incremental Supplemental Security that the Agent may require to be established on or prior to the Establishment Date;

(C)
such documents, evidence, confirmations, legal opinions, supplemental security, variations of prior registrations and/or amendments to the Finance Documents as are necessary in the opinion of the Agent (acting on the instructions of the other Finance Parties) as a result of the establishment of that Incremental Amount to (i) maintain the effectiveness of the Security granted for the benefit of the Finance Parties pursuant to the Finance Documents, (ii) ensure that the Security granted prior to the relevant Establishment Date will benefit the Incremental Lenders, and (iii) ensure that the Incremental Supplemental Security will benefit the Finance Parties, including the Incremental Lenders and (it being acknowledged and agreed by the parties to this Agreement that all Security in effect from time to time is intended to and shall be for the benefit of all Finance Parties from time to time, including without limitation Security granted pursuant to a Security Document);

(D)
evidence that the entity which owns the Incremental Rig has acceded to this Agreement as an Additional Rig Owner and Additional Guarantor pursuant to Clause 29.2 (Additional Guarantors, Intermediate Holding Companies, Rig Owners and/or Intra-Group Charterers);

(E)
evidence that any Group entity which charters the Incremental Rig in connection with a Qualifying Employment Contract has acceded to this Agreement as an Additional Intra-Group Charterer and Additional Guarantor pursuant to Clause 29.2 (Additional Guarantors, Intermediate Holding Companies, Rig Owners and/or Intra-Group Charterers); and

(F)
evidence that any intermediary holding company which owns shares in the relevant Additional Rig Owner has acceded to this Agreement as an Additional Intermediate Holding Company and Additional Guarantor pursuant to Clause 29.2 (Additional Guarantors, Intermediate Holding Companies, Rig Owners and/or Intra-Group Charterers).

(b)	The Agent shall notify the Borrower and the Lenders promptly upon being satisfied under paragraph (a)(ii) above.

(c)
Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (b) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

10.6	Establishment of Incremental Amounts

(a)
If the conditions set out in this Agreement have been met, the establishment of an Incremental Amount is effected in accordance with paragraph (c) below when the Agent has received an Incremental Notice duly signed by the Borrower and the Lenders and when the Agent executes an otherwise duly completed Incremental Notice. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Incremental Notice appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Incremental Notice.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(b)
The Agent shall only be obliged to execute an Incremental Notice delivered to it by the Borrower once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the establishment of the relevant Incremental Amount.

(c)	On the Establishment Date for the relevant Incremental Amount:

(i)	subject to the terms of this Agreement the Incremental Lenders make available to the Borrower the Total Incremental Commitments specified in the Incremental Notice;

(ii)
each Incremental Lender’s Incremental Commitment shall be applied pro rata (or in such other manner as the Lenders, the Agent and the Borrower may agree) across the Facilities (including as increased or established by the Incremental Amount) and the existing Lenders Commitments and/or participations in each Loan or Trade Finance Instrument under Facility A, the Newbuild Facility and the Trade Finance Facility shall be reduced by a corresponding amount and reallocated across the Facilities so that following the establishment and utilisation of the Incremental Amount the commitments and participations of each Lender (including each Incremental Lender) across the Facilities (including as increased or established by the Incremental Amount) will be allocated rateably as set out in the Incremental Notice related to that Incremental Amount; and

(iii)
the reallocation of commitments and participations as contemplated in paragraph (c) (ii) of this Clause 10.6 shall be applied so that following such reallocation the amount of Incremental Revolving Facility Commitments shall be increased by USD 25,000,000 and the amount of Facility A Commitments shall be increased by USD 25,000,000.

(iv)	each Incremental Lender shall assume all the obligations of a Lender corresponding to the Commitments specified opposite its name in the Incremental Notice as if it had been an Original Lender;

(v)
each of the Obligors and each Incremental Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and that Incremental Lender would have assumed and/or acquired had that Incremental Lender been an Original Lender;

(vi)
each Incremental Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Incremental Lender and those Finance Parties would have assumed and/or acquired had the Incremental Lender been an Original Lender; and

(vii)	each Incremental Lender shall become a Party as a “Lender”.

10.7	Notification of establishment

The Agent shall, as soon as reasonably practicable after the establishment of an Incremental Amount notify the Borrower and the Lenders of that establishment and the Establishment Date of that Incremental Amount.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
10.8	Incremental Amount fees

The Borrower may pay to any Incremental Lender a fee in the amount and at the times agreed between the Borrower and Coordinators in a Fee Letter, provided that such fees, as expressed as a percentage payable in respect of allocated Incremental Commitments, paid in connection with an Incremental Amount shall not exceed the upfront fee levels for the same original commitment under the Facilities.

10.9	Incremental Amount costs and expenses

The Obligors shall promptly on demand pay the Agent the amount of all costs and expenses (including legal fees) reasonably incurred by either of them in connection with the establishment of an Incremental Amount under this Clause 10.

10.10	Prior amendments binding

By executing an Incremental Notice, each Incremental Lender will confirm that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the establishment of the Incremental Amount requested in that Incremental Notice became effective in accordance with this Agreement and that it is bound by that decision to the same extent as it would have been had it been an Original Lender.

10.11	Limitation of responsibility

Clause 28.5 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this Clause 10.11 in relation to any Incremental Lender as if references in that Clause to:

(a)	an “Existing Lender” were references to all the Lenders immediately prior to the Establishment Date;

(b)	the “New Lender” were references to an “Incremental Lender”; and

(c)	a “re-transfer” and “re-assignment” were references respectively to a “transfer” and “assignment”.

11	INTEREST

11.1	Calculation of interest

The rate of interest on the Loans for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)	Margin; and

(b)	LIBOR.

11.2	Payment of interest

The Borrower shall pay accrued interest on the Loans on the last day of each Interest Period (and, if the Interest Period is longer than three (3) months, on the dates falling at three (3) monthly intervals after the first day of the Interest Period).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
11.3	Default interest

(a)
If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the Unpaid Sum from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is 2.00 percentage points higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted a loan in the currency of the Unpaid Sum for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 11.3 shall be immediately payable by the Obligor on demand by the Agent.

(b)	If any Unpaid Sum consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:

(i)	the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(ii)	the rate of interest applying to that Unpaid Sum during that first Interest Period shall be 2.00 percentage points higher than the rate which would have applied if that Unpaid Sum had not become due.

(c)
Default interest (if unpaid) arising on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable.

(d)
Additionally the rate of interest payable on any amount to which Clause 11.1 (Calculation of interest) continues to apply shall increase by 2.00 percentage points on the date following a written notice served by the Agent to the Borrower following an Event of Default and whilst it is continuing.

11.4	Notification of rates of interest

The Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest under this Agreement.

11.5	Effective interest rate

Effective interest pursuant to Section 46 of the Norwegian Financial Agreements Act (Finansavtaleloven) of 1999 has been calculated by the Agent as set out in a separate effective interest letter from the Agent to the Borrower.

12	INTEREST PERIODS

12.1	Selection of Interest Periods

(a)	The Borrower may select an Interest Period for a Loan in the Utilisation Request for that Loan or (if the Loan is a Term Loan and has already been Utilised) in a Selection Notice.

(b)
Subject to this Clause 12, the Borrower may select an Interest Period of six (6), three (3) or one (1) months or any other period agreed between the Borrower and the Agent (acting on the instructions of all the Lenders in relation to the relevant Loan), provided however that the Borrower may not select a one (1) month Interest Period for a Loan more than three times during any calendar year.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)	An Interest Period for a Loan shall not extend beyond the Termination Date.

(d)	Each Interest Period for a Loan shall start on the relevant Utilisation Date or (if already made) on the last day of its preceding Interest Period.

(e)	Each Selection Notice is irrevocable and must be delivered to the Agent by the Borrower not later than 12:00 p.m. three (3) Business Days before the start of the relevant Interest Period.

(f)	If the Borrower fails to deliver a Selection Notice to the Agent in accordance with paragraph (b) above, the relevant Interest Period will be three (3) months.

12.2	Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

13	CHANGES TO THE CALCULATION OF INTEREST

13.1	Unavailability of Screen Rate

(a)
Interpolated Screen Rate: If no Screen Rate is available for LIBOR for the Interest Period of a Loan, LIBOR shall be the Interpolated Screen Rate for a period equal in length to the Interest Period of that Loan.

(b)
Reference Bank Rate: If no Screen Rate is available for LIBOR for the Interest Period of a Loan and it is not possible to calculate the Interpolated Screen Rate, LIBOR shall be the Reference Bank Rate as of noon on the relevant Quotation Day for the currency of that Loan and for a period equal in length to the Interest Period of that Loan.

(c)
Cost of funds: If paragraph (b) above applies but no Reference Bank Rate is available for USD or Interest Period there shall be no LIBOR for that Loan and Clause 13.4 (Cost of funds) shall apply to that Loan for that Interest Period.

13.2	Calculation of Reference Bank Rate

(a)
Subject to paragraph (b) below, if LIBOR is to be determined on the basis of a Reference Bank Rate but a Reference Bank does not supply a quotation by noon on the relevant Quotation Day, the Reference Bank Rate shall be calculated on the basis of the quotations of the remaining Reference Banks.

(b)	If at or about noon on the Quotation Day none or only one of the Reference Banks supplies a quotation, there shall be no Reference Bank Rate for the relevant Interest Period.

13.3	Market disruption

If before close of business in Oslo on the Quotation Day for the relevant Interest Period the Agent receives notifications from a Lender or Lenders (whose participations in a Loan exceed 50.00 per cent. of that Loan) that the cost to it of funding its participation in that Loan from whatever source it may reasonably select would be in excess of LIBOR then Clause 13.4 (Cost of funds) shall apply to that Loan for the relevant Interest Period.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
13.4	Cost of funds

(a)	If this Clause 13.4 applies, the rate of interest on each Lender’s share of the relevant Loan for the relevant Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the Margin; and

(ii)
the rate notified to the Agent by that Lender as soon as practicable and in any event by close of business on the date falling three (3) Business Days after the Quotation Day (or, if earlier, on the date falling two (2) Business Days before the date on which interest is due to be paid in respect of that Interest Period), to be that which expresses as a percentage rate per annum the cost to the relevant Lender of funding its participation in that Loan from whatever source it may reasonably select.

(b)
If this Clause 13.4 applies and the Agent or the Borrower so requires, the Agent and the Borrower shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest.

(c)	Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties.

(d)	If this Clause 13.4 applies pursuant to Clause 13.3 (Market disruption): and

(i)	a Lender’s Funding Rate is less than LIBOR; or

(ii)	a Lender does not supply a quotation by the time specified in paragraph (a)(ii) above,

the cost to that Lender of funding its participation in that Loan for that Interest Period shall be deemed, for the purposes of paragraph (a) above, to be LIBOR.

13.5	Notification to the Borrower

If Clause 13.4 (Cost of funds) applies the Agent shall, as soon as is practicable, notify the Borrower.

13.6	Break Costs

(a)
The Borrower shall, within ten (10) Business Days of written demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum.

(b)
Each Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue, and the Agent shall upon receipt thereof at the written request of the Borrower provide the Borrower with a copy of such certificate.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
14	FEES

14.1	Agency and arrangement fee

The Borrower shall pay to the Agent and the Arrangers for their own account such fees as are agreed in the Fee Letters in the amounts and at the times specified therein.

14.2	Commitment fee

(a)
For the period commencing on the date of this Agreement and until the Termination Date, the Borrower shall pay to the Agent (for further distribution to the Lenders) a commitment fee at an annual rate equal to:

(i)	[***] per cent. of the applicable Margin on the daily undrawn and uncancelled amount of the Total Commitments, other than the Trade Finance Facility Commitments; and

(ii)	[***] per cent. of the applicable Guarantee Commission on the daily undrawn and uncalled amount of the Trade Finance Facility Commitments.

The commitment fee shall be payable quarterly in arrears and on the cancelled amount of the Total Commitments at the time a full cancellation or termination is effective.

14.3	Fees payable in respect of Trade Finance Instruments

(a)	The Borrower shall pay to the Issuing Bank:

(i)	an establishment fee in an amount of USD[***] for each Trade Finance Instrument requested by it, due and payable on the Issue Date of that Trade Finance Instrument;

(ii)	an amendment fee of USD[***] for each Trade Finance Instrument being amended, due and payable on the date the amendment becomes effective; and

(iii)
a fronting fee of [***] per cent. per annum calculated on the outstanding amount of each Trade Finance Instrument (calculated to be the amount certified by the Issuing Bank to be its maximum aggregate liability (actual or contingent) under that Trade Finance Instrument) requested by it for the period from the issue of that Trade Finance Instrument until its Expiry Date.

(b)
The Borrower shall pay to the Agent (for the account of each Lender) a Trade Finance Instrument fee in the Base Currency (computed at the rate which is the applicable Guarantee Commission) on the outstanding amount of each Trade Finance Instrument (calculated to be the amount certified by the Issuing Bank to be its maximum aggregate liability (actual or contingent) under that Trade Finance Instrument) requested by it for the period from the issue of that Trade Finance Instrument until its Expiry Date. This fee shall be distributed according to each Lender’s L/C Proportion of that Trade Finance Instrument.

(c)
The accrued Trade Finance Instrument fee and the fronting fee shall be payable in advance on the first day of each period of ninety (90) days (or such shorter period as shall end on the Expiry Date for that Trade Finance Instrument) starting on the date of issue of that Trade Finance Instrument. If the outstanding amount of a Trade Finance Instrument is reduced, any Trade Finance Instrument fee or fronting fee accrued in respect of the amount of that reduction shall be payable on the day that that reduction becomes effective.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(d)	If the Borrower provides cash cover in respect of any Trade Finance Instrument:

(i)	the Trade Finance Instrument fee payable for the account of each Lender and the fronting fee shall continue to be payable until the expiry of the Trade Finance Instrument; and

(ii)	the Borrower shall be entitled to withdraw interest (if any) accrued on the cash cover to pay the fees described in paragraph (i) above.

(e)	The minimum Guarantee Commission payable per annum on a Trade Finance Instrument is USD[***].

15	TAX GROSS UP AND INDEMNITIES

15.1	Definitions

(a)	In this Agreement:

“Protected Party” means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

“Tax Credit” means a credit against, relief or remission for, or repayment of any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

“Tax Payment” means either the increase in a payment made by an Obligor to a Finance Party under Clause 15.2 (Tax gross-up) or a payment under Clause 15.3 (Tax indemnity).

(b)	Unless a contrary indication appears, in this Clause 15 a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

15.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)
Each Obligor shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender or the Issuing Bank shall notify the Agent on becoming so aware in respect of a payment payable to that Lender or the Issuing Bank. If the Agent receives such notification from a Lender or the Issuing Bank it shall notify the Borrower.

(c)
If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(d)
If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(e)
Within thirty (30) days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

(f)
A Lender and each Obligor which makes a payment to which that Lender is entitled shall cooperate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction.

15.3	Tax indemnity

(a)
The Borrower shall (within ten (10) Business Days of written demand by the Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)	Paragraph (a) above shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)
under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party’s Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under Clause 15.2 (Tax gross-up); or

(B)	relates to a FATCA Deduction required to be made by a Party.

(c)
A Protected Party making, or intending to make, a claim under paragraph (a) above must promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the Borrower.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(d)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 15.3, notify the Agent.

15.4	Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)
a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and

(b)	that Finance Party has obtained, utilised and retained that Tax Credit,

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

15.5	Stamp taxes

The Borrower shall pay and, within ten (10) Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

15.6	VAT

(a)
All amounts set out or expressed in a Finance Document to be payable by any Party to a Finance Party which (in whole or in part) constitute the consideration for a supply or supplies for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply or supplies, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document, that Party shall pay to the Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of such VAT (and such Finance Party shall promptly provide an appropriate VAT invoice to such Party).

(b)
If VAT is or becomes chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Recipient”) under a Finance Document, and any Party other than the Recipient (the “Subject Party”) is required by the terms of any Finance Document to pay an amount equal to the consideration for such supply to the Supplier (rather than being required to reimburse the Recipient in respect of that consideration), such Party shall also pay to the Supplier (in addition to and at the same time as paying such amount) an amount equal to the amount of such VAT. The Recipient will promptly pay to the Subject Party an amount equal to any credit or repayment obtained by the Recipient from the relevant tax authority which the Recipient reasonably determines is in respect of such VAT.

(c)
Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
15.7	FATCA information

(a)	Subject to paragraph (c) below, each Party shall, within ten (10) Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)
supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA; and

(iii)
supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime.

(b)
If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)
Paragraph (a) above shall not oblige any Finance Party to do anything and paragraph (a) (iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)
If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

15.8	FATCA Deduction

(a)
Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)
Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction) notify the Party to whom it is making the payment and, in addition, shall notify the Borrower, the Agent and the other Finance Parties.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
16	INCREASED COSTS

16.1	Increased costs

(a)
Subject to Clause 16.3 (Exceptions) the Borrower shall, within ten (10) Business Days of a written demand by the Agent, pay for the account of a Finance Party or any of its Affiliates the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation, (ii) compliance with any law or regulation made after the date of this Agreement or (iii) implementation of and compliance with Basel III, CRR and CRD IV, or (iv) any change in (or in the interpretation, administration or application of) Basel III, CRR and CRD IV.

(b)	In this Agreement:

“Basel III” means:

(i)
the consultations including the agreements on capital requirements, a leverage ratio and liquidity standards contained in such consultations “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented and/or restated;

(ii)
the rules for global systemically important banks contained in the “Globally systemically important banks: assessments, methodology and the additional loss absorbency requirements – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented and/or restated; and

(iii)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to Basel III.

“CRD IV” means Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/(//EC and repeating Directives 2006/48/EC and 2006/49/EC.

“CRR” means Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012.

“Increased Costs” means:

(i)	a reduction in the rate of return from the Facilities or on a Finance Party’s (or its Affiliate´s) overall capital;

(ii)	an additional or increased cost; or

(iii)	a reduction of any amount due and payable under any Finance Document,

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document or Trade Finance Instrument.

16.2	Increased cost claims

(a)
A Finance Party intending to make a claim pursuant to Clause 16.1 (Increased costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Borrower in writing.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount of its Increased Costs.

16.3	Exceptions

(a)	Clause 16.1 (Increased costs) does not apply to the extent any Increased Cost is:

(i)	attributable to a Tax Deduction required by law to be made by an Obligor;

(ii)	attributable to a FATCA Deduction required to be made by a Party;

(iii)
compensated for by Clause 15.3 (Tax indemnity) (or would have been compensated for under Clause 15.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 15.315.3 (Tax indemnity) applied); or

(iv)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation.

(b)	In this Clause 16, a reference to a “Tax Deduction” has the same meaning given to that term in Clause 15.1 (Definitions).

17	OTHER INDEMNITIES

17.1	Currency indemnity

(a)
If any sum due from an Obligor under the Finance Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within ten (10) Business Days of written demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

17.2	Other indemnities

The Borrower shall, within ten (10) Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of:

(a)	the occurrence of any Event of Default;

(b)
any cost, loss or liability incurred by each Finance Party in any jurisdiction arising or asserted under or in connection with any law relating to safety at sea, the Maritime Labour Convention 2006 or any Environmental or Social Law, provided such claim arises due to breach of such laws by the Borrower and/or any technical and/or commercial manager of a Rig;

(c)
a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 32 (Sharing among the Finance Parties);

(d)
funding, or making arrangements to fund, its participation in a Loan requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone);

(e)
issuing or making arrangements to issue a Trade Finance Instrument requested by the Borrower in a Utilisation Request but not issued by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone);

(f)	a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower; or

(g)
any civil penalty or fine against, and all reasonable costs and expenses (including reasonable counsel fees and disbursements) incurred by the Agent or any Finance Party solely as a result of a breach by a Relevant Person of any Sanctions.

17.3	Indemnity to the Agent

The Borrower shall on demand indemnify the Agent against:

(a)	any cost, loss or liability incurred by the Agent (acting reasonably) as a result of:

(i)	any failure by the Borrower to comply with its obligations under Clause 19 (Costs and expenses);

(ii)	investigating any event which it reasonably believes is a Default;

(iii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(iv)	any default by the Borrower in the performance of any of the obligations expressed to be assumed by it under the Finance Documents;

(v)	the taking, holding, protection or enforcement of the Transaction Security;

(vi)	the exercise of any of its rights, powers, discretions, authorities and remedies vested in the Agent by the Finance Parties or by law; or

(vii)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement; and

(b)	any cost, loss or liability incurred by the Agent (otherwise than by reason of the Agent’s gross negligence or wilful misconduct) in acting as Agent under the Finance Documents.

18	MITIGATION BY THE LENDERS

18.1	Mitigation

(a)
Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate (unless the Borrower expressly request it in writing not to do so) any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 9.1 (Mandatory Prepayment - Illegality) or in respect of the Issuing Bank, Clause 9.2 (Illegality in relation to the Issuing Bank), Clause 15 (Tax gross-up and indemnities) or Clause 16 (Increased costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.

18.2	Limitation of liability

(a)	The Borrower shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 18.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under Clause 18.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

19	COSTS AND EXPENSES

19.1	Transaction expenses

The Borrower shall, within five (5) Business Days of demand, pay the Agent and the Issuing Bank the amount of all costs and expenses (including, but not limited to, internal and external legal and collateral fees and costs relating to operating a secure website for communicating with the Lenders) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution, syndication and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement; and

(b)	any other Finance Documents executed after the date of this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
19.2	Amendment costs

If (i) an Obligor requests the granting of any release, waiver or consent under the Finance Documents, any amendment or variation of any of the Finance Documents or (ii) an amendment is required pursuant to Clause 33.9 (Change of currency), the Borrower shall, within three (3) Business Days of demand, reimburse the Agent for the amount of all costs and expenses (including, but not limited to, internal and external legal fees) reasonably incurred by the Agent in responding to, evaluating, negotiating or complying with that request or requirement.

19.3	Enforcement costs

The Borrower shall, within three (3) Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including, but not limited to, external legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights of the Finance Parties under, any Finance Document.

For the avoidance of doubt, costs payable by the Borrower under Clause 19.1, Clause 19.2 and Clause 19.3 remain payable whether or not any portion of the Facilities is ever advanced.

20	SECURITY

20.1	Security

(a)
The obligations and liabilities of each of the Obligors under this Agreement and the other Finance Documents and the Hedging Agreements, including without limitation any derived liability whatsoever of any Obligor towards the Finance Parties and the Hedging Banks in connection therewith, shall be secured, on a cross collateralised basis, by:

(i)	the Mortgages;

(ii)	the Assignment Agreements;

(iii)	the Share Pledge Agreements;

(iv)	any Intra-Group Loan Assignment;

(v)	the Earnings Account Pledges;

(vi)	any Incremental Supplemental Security; and

(vii)	the unconditional and irrevocable on-demand guarantee and indemnity set out in Clause 2121 (Guarantee and indemnity) hereof.

(b)
The Obligors’ obligations and liabilities under any Hedging Agreements shall rank on a pari passu basis with the obligations and liabilities of the Obligors under the other Finance Documents also in relation to the Security Documents and any enforcement proceeds shall be distributed in accordance with Clause 32.6 (Distribution of enforcement proceeds).

(c)
If requested by the Borrower in order to accommodate the request of charterers or other customers for the employment of any of the Rigs, the Agent shall (on behalf of the Finance Parties) issue such letters of undertaking, on terms and conditions acceptable to the Agent (on behalf of the Finance Parties), in favour of any such charterer or customer assuring the quiet enjoyment of the Rig by the Agent (on behalf of the Finance Parties) as long as no termination event has occurred and is continuing under the applicable charter or employment contract.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
20.2	Further assignments

(a)
In the event that a Rig Owner or Intra-Group Charterer enters into a Qualifying Employment Contract that Rig Owner (and any relevant Guarantor) shall prior to the relevant commencement date assign, in form and substance acceptable to the Agent, all its claims, rights, title and interest to any charter rights under that Qualifying Employment Contract and the Earnings accruing thereunder in favour of the Agent (on behalf of the Finance Parties and the Hedging Banks).

(b)
In the event that an Intra-Group Loan is granted to a Rig Owner or a Rig Owner grants an Intra-Group Loan, that Intra-Group Loan shall promptly after its granting be assigned, in form and substance acceptable to the Agent, in favour of the Agent (on behalf of the Finance Parties and the Hedging Banks).

20.3	Security - Hedging Agreements

The Obligors’ obligations and liabilities under any Hedging Agreement, together with all unpaid interest, default interest, commissions, charges, expenses and any other derived liability whatsoever of the Obligors towards a Hedging Bank in connection with a Hedging Agreement, shall at any time until all amounts due to the Hedging Banks under the Hedging Agreements have been paid and/or repaid in full, be secured by the Security Documents and the guarantee liabilities of the Guarantors pursuant to Clause 21 (Guarantee and indemnity), however on a subordinated basis to the rights of the other Finance Parties under the Finance Documents.

21	GUARANTEE AND INDEMNITY

21.1	Guarantee obligations

Each of the Guarantors irrevocably and unconditionally, jointly and severally:

(a)
guarantees to each Finance Party and each Hedging Bank as and for its own debt and not merely as surety the punctual performance by each Obligor of that Obligor’s obligations under the Finance Documents and the Hedging Agreements (the “Guaranteed Obligations”);

(b)
undertakes with each Finance Party and each Hedging Bank that whenever an Obligor does not pay any amount when due under or in connection with the Guaranteed Obligations, it shall immediately on demand (Nw. påkravsgaranti) pay that amount as if it was the principal obligor, and no Guarantor shall have any right of reservation or objection to such demand for payment by the Agent and no conflict or dispute of whatsoever nature, including without limitation any defences based on underlying agreements, between the Agent and an Obligor shall have an impact on a Guarantor’s obligation to pay under the guarantee set out in this Clause 21; and

(c)
agrees with each Finance Party and each Hedging Bank that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party and/or and that Hedging Bank immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document or any of the Hedging Agreements on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 21 if the amount claimed had been recoverable on the basis of a guarantee.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
21.2	Maximum liability

The liability of each of the Guarantors under this guarantee shall be limited to USD 540,000,000 plus any unpaid amount of interest, fees and expenses in respect of the Guaranteed Obligations.

21.3	Number of claims

There is no limit on the number of claims that may be made by the Agent on behalf of the Finance Parties and the Hedging Banks under this guarantee.

21.4	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by the members of the Group in respect of the Guaranteed Obligations, regardless of any intermediate payment or discharge in whole or in part.

21.5	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any member of the Group or any security for those obligations or otherwise) is made by a Finance Party or a Hedging Bank in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this Clause 21 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

21.6	Waiver of defences

(a)
The obligations of each Guarantor under this Clause 21 will not be affected by an act, omission, matter or thing which, but for this Clause 21, would reduce, release or prejudice any of its obligations under this Clause 21 (without limitation and whether or not known to it or any Finance Party or a Hedging Bank) including:

(i)	any time, waiver or consent granted to, or composition with, any member of the Group or other person;

(ii)	the release of any member of the Group or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(iii)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any member of the Group or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(iv)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any member of the Group or any other person;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(v)
any amendment, supplement, extension restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document, the Hedging Agreement or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document, Hedging Agreements or other document or security;

(vi)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document, Hedging Agreement or any other document or security; or

(vii)	any insolvency, liquidation, winding up, strike-off or similar proceedings.

(b)
Each Guarantor specifically waives all defences based on the Finance Documents, the Hedging Agreements any relationship or circumstance in connection therewith and any transactions made in connection therewith.

21.7	Financial Agreements Act

Each Guarantor specifically waives all rights under the provisions of the Norwegian Financial Agreements Act of 25 June 1999 No. 46 (as amended) not being mandatory provisions, including (but not limited to) the following provisions (the main contents of the relevant provisions being as indicated in the brackets):

(i)	§ 62 (1) (a) (to be notified of any security the giving of which was a precondition for the making of any Utilisation, but which has not been validly granted or has lapsed);

(ii)	§ 63 (1) - (2) (to be notified of any event of default hereunder and to be kept informed thereof);

(iii)	§ 63 (3) (to be notified of any extension granted to any member of the Group in payment of principal and/or interest);

(iv)	§ 63 (4) (to be notified of any member of the Group’s bankruptcy proceedings or debt reorganisation proceedings and/or any application for the latter);

(v)	§ 65 (3) (that the consent of the Guarantor is required for the Guarantor to be bound by amendments to the Finance Documents and the Hedging Agreements that may be detrimental to its interest);

(vi)
§ 66 (1) - (2) (that the Guarantor shall be released from its liabilities hereunder if Security which was given, or the giving of which was a precondition for the making of any Utilisation, is released by the Finance Parties without the consent of the Guarantor);

(vii)
§ 66 (3) (that the Guarantor shall be released from its liabilities hereunder if, without its consent, Security the giving of which was a precondition for the making of any Utilisation was not validly granted);

(viii)	§ 67 (1) - (2) (about reduction of the Guarantor’s liabilities hereunder);

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(ix)
§ 67 (4) (that the Guarantor’s liabilities hereunder shall lapse after ten (10) years, as the Guarantor shall remain liable hereunder as long as any amount is outstanding in respect of the Guaranteed Obligations);

(x)
§ 70 (as the Guarantor shall have no right of subrogation into the rights of the Finance Parties or a Hedging Bank under the Finance Documents or the Hedging Agreements until and unless the Finance Parties and the Hedging Banks shall have received all amounts due or to become due to them in respect of the Guaranteed Obligations);

(xi)
§ 71 (as the Finance Parties and the Hedging Banks shall have no liability first to make demand upon or seek to enforce remedies against any member of the Group or any of them or any other Security provided in respect of any member of the Group’s liabilities under the Finance Documents and the Hedging Agreements before demanding payment under or seeking to enforce the guarantee created hereunder);

(xii)	§ 72 (as all interest and default interest due in respect of the Guaranteed Obligations shall be secured hereunder);

(xiii)	§ 73 (1) - (2) (as all costs and expenses related to a default in respect of the Guaranteed Obligations shall be secured hereunder); and

(xiv)
§ 74 (1) - (2) (as the Guarantor shall make no claim against any member of the Group for payment until and unless the Finance Parties and the Hedging Banks first shall have received all amounts due or to become due to them in respect of the Guaranteed Obligations and all Commitments have been fully cancelled or otherwise ceased in full to be in effect).

21.8	Guarantor intent

Without prejudice to the generality of Clause 21.6 (Waiver of defences), each Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Finance Documents, Hedging Agreements and/or any facility or amount made available under any of the Finance Documents or the Hedging Agreements for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

21.9	Immediate recourse

Each Guarantor waives any right it may have of first requiring any Finance Party or any Hedging Bank (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 21. This waiver applies irrespective of any law or any provision of a Finance Document or a Hedging Agreement to the contrary.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
21.10	Appropriations

Until all amounts which may be or become payable by the members of the Group under or in connection with the Finance Documents and the Hedging Agreements have been irrevocably paid in full, each Finance Party, each Hedging Bank (or any trustee or agent on its behalf) may:

(a)
refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party or that Hedging Bank (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Guarantors shall not be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor’s liability under this Clause 21.

21.11	Deferral of Guarantor’s rights

(a)
Until all amounts which may be or become payable by the members of the Group under or in connection with the Finance Documents and the Hedging Agreements have been irrevocably paid in full and unless the Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 21:

(i)	to be indemnified by any member of the Group;

(ii)	to claim any contribution from any other guarantor of any member of the Group’s obligations under the Finance Documents and the Hedging Agreements;

(iii)
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties or the Hedging Banks under the Finance Documents or the Hedging Agreements or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents or the Hedging Agreements by any Finance Party or any Hedging Bank;

(iv)
to bring legal or other proceedings for an order requiring any member of the Group to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under this Clause 21;

(v)	to exercise any right of set-off against any member of the Group; and/or

(vi)	to claim or prove as a creditor of any member of the Group in competition with any Finance Party or any Hedging Bank.

(b)
If a Guarantor receives any benefit, payment or distribution in relation to such rights as referred to in paragraph (a) above, it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties or a Hedging Bank by any member of the Group under or in connection with the Finance Documents or a Hedging Agreement to be repaid in full on trust for the Finance Parties or the Hedging Banks and shall promptly pay or transfer the same to the Agent or as the Agent may direct for application in accordance with Clause 33 (Payment mechanics).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
21.12	Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

21.13	Marshall Islands Limitation Language

Each Obligor incorporated in the Marshall Islands and each Finance Party and each Hedging Bank hereby confirms that it is its intention that the guarantee provided herein not constitute a fraudulent transfer or conveyance for purposes of any Marshall Islands or other law relating to the grant of security or conveyances in respect of the obligations of third parties. To effectuate the foregoing intention, each Obligor incorporated in the Marshall Islands and each Finance Party and each Hedging Bank hereby irrevocably agrees that the obligations guaranteed by such Obligors shall be limited to the maximum amount as will result in the obligations of such Obligors hereunder not constituting a fraudulent transfer or conveyance.

22	REPRESENTATIONS AND WARRANTIES

Each Obligor makes the representations and warranties set out in this Clause 22 to each Finance Party and each Hedging Bank on the date of this Agreement.

22.1	Status

(a)	It is a limited liability company or exempted company with limited liability, duly incorporated, in good standing and validly existing under the law of its jurisdiction of incorporation.

(b)	It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

22.2	Binding obligations

Subject to the Legal Reservations, the obligations expressed to be assumed by it in each Finance Document to which it is a party are legal, valid, binding and enforceable obligations, and each Security Document to which it is a party creates the security interests which that Security Document purports to create and those security interests are valid and effective.

22.3	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents to which it is a party and the granting of the Transaction Security pursuant to the Security Documents to which it is a party do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its or any of its Subsidiaries’ constitutional documents; or

(c)
any agreement or instrument binding upon it or any of its Subsidiaries or any of its Subsidiaries’ assets or constitute a default or termination event (however described) under any such agreement or instrument.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
22.4	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents.

22.5	Validity and admissibility in evidence

All Authorisations required:

(i)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party;

(ii)	to make the Finance Documents to which it is a party admissible in evidence in its Relevant Jurisdictions; and

(iii)
otherwise in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the Finance Documents and any other agreements and instruments required or contemplated hereunder, have been obtained or effected and are in full force and effect and any condition contained therein or otherwise applicable thereto has been or will at the appropriate time be complied with and fulfilled during the life of this Agreement.

22.6	Authorisations

All Authorisations required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Finance Documents and any other agreements and instruments required or contemplated hereunder have been delivered to the Finance Parties and are in full force and effect, and any condition contained therein or otherwise applicable thereto has been or will at the appropriate time be complied with and fulfilled during the life of this Agreement.

22.7	Governing law and enforcement

Subject to any Legal Reservations:

(a)	the choice of governing law of the Finance Documents will be recognised and enforced in its Relevant Jurisdictions; and

(b)	any judgment obtained in relation to a Finance Document in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdictions.

22.8	Insolvency

No corporate action, legal proceeding or other procedure or step described in Clause 27.7 (Insolvency proceedings) or Clause 27.8 (Creditors’ process) is currently pending or, to its knowledge, threatened in relation to it, and none of the circumstances described in Clause 27.6 (Insolvency) or Clause 27.8 (Creditors’ process) applies to it.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
22.9	Deduction of Tax

It is not required to make any deduction for or on account of Tax from any payment it may make under any Finance Document.

22.10	No filing or stamp taxes

Under the law of its jurisdiction of incorporation it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar tax or fees be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents other than:

(i)	registration of the Mortgages in the relevant Approved Ship Register (and payment of associated fees); and

(ii)	payment of Cayman Islands stamp duty if a Finance Document is executed in or is brought to the Cayman Islands.

22.11	No default

(a)
No Event of Default, Default or prepayment event pursuant to Clause 9 (Prepayment and Cancellation) is existing or continuing or might reasonably be expected to result from the making of any Utilisation or the entry into, the performance of, or any transaction contemplated by, any Finance Document.

(b)
No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under any other agreement or instrument which is binding on it or to which its assets are subject which might have a Material Adverse Effect.

22.12	No misleading information

(a)
Any factual information provided by any Obligor for the purposes of this Agreement was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b)	Any financial projections provided to the Finance Parties in connection with this Agreement have been prepared on the basis of recent historical information and on the basis of reasonable assumptions.

(c)
Nothing has occurred or been omitted from the information given to the Finance Parties in connection with this Agreement and no information has been given or withheld that results in the information given to the Finance Parties in connection with this Agreement being untrue or misleading in any material respect.

22.13	Financial statements

(a)
The Original Financial Statements were prepared in accordance with the Approved Accounting Principles consistently applied, and fairly represent its consolidated financial condition and operations during the relevant financial year.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(b)
There has been no material adverse change in its business or financial condition (or the business or consolidated financial condition of the Group) since the date of the financial statements most recently delivered to the Agent pursuant to Clause 23.1 (Financial statements).

22.14	Pari passu ranking

Its payment obligations under the Finance Documents and the Hedging Agreements rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

22.15	No Security

None of the Rigs are affected by any Security, and it is not a party to, nor is it or any of the Rigs bound by any order, agreement or instrument under which it is, or in certain events may be, required to create, assume or permit to arise any Security over any of the Rigs, save for the Security created under the Security Documents, for liens arising solely by operation of law and/or in the ordinary course of business or otherwise as permitted pursuant to the terms of Clause 25.14 (Negative pledge).

22.16	No immunity

Neither it, nor any of its assets, are entitled to immunity from suit, execution, attachment or other legal process, and its entry into of the Finance Documents and any Hedging Agreements constitutes, and the exercise of its rights and performance of and compliance with its obligations under the Finance Documents and any Hedging Agreements will constitute, private and commercial acts done and performed for private and commercial purposes.

22.17	No proceedings pending or threatened

No litigation, arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect has or have (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against it.

22.18	No breach of laws

(a)	It has not (and none of its Subsidiaries has) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect.

(b)
No labour disputes are current or, to the best of its knowledge and belief (having made due and careful enquiry), threatened against any Obligor which have or are reasonably likely to have a Material Adverse Effect.

22.19	Compliance with Environmental or Social Laws and other laws

(a)	It is in compliance in all material respects with the provisions of all Environmental or Social Laws applicable to it and to the best of its knowledge and belief (having made due and careful enquiry).

(b)	No material Environmental or Social Claim has been commenced or (to the best of its knowledge and belief (having made due and careful enquiry)) is threatened against it or any Manager.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
22.20	Taxation

It is not materially overdue in the filing of any Tax returns and is not overdue in the payment of any amount in respect of Tax, unless such payment has been contested in good faith and with due diligence and provided that it maintains adequate reserves in respect of thereof in accordance with the Approved Accounting Principles.

22.21	Anti-corruption law

None of the Obligors nor any of their subsidiaries, directors or officers, or, to the best knowledge of the Obligors, any Affiliate, agent or employee of it, has engaged in any activity or conduct which would violate any applicable anti-bribery, anti-corruption or anti-money laundering laws, regulations or rules in any applicable jurisdiction and the Obligors have instituted and maintain policies and procedures designed to prevent violation of such laws, regulations and rules.

22.22	Sanctions

(a)	It, each other member of the Group, their Affiliates, their joint ventures, and their respective directors, officers, employees, agents or representatives has been and is in compliance with Sanctions;

(b)	Neither it, nor any other member of the Group, their Affiliates, their joint ventures, and their respective directors, officers, employees, agents or representatives:

(i)	is a Restricted Party, acts directly or indirectly on behalf of a Restricted Party or is involved in any transaction through which it is likely to become a Restricted Party;

(ii)
is engaging, or has engaged in any transaction, action or conduct that evades or avoids, or has the purpose of evading or avoiding, or breaches or attempts to breach, directly or indirectly, any Sanctions; or

(iii)	is subject to or involved in any inquiry, claim, action, suit, proceeding or investigation against it with respect to Sanctions by any Sanctions Authority or any other relevant third party.

(c)
No Utilisation, nor the proceeds from any Utilisation, has been used, directly or indirectly, to lend, contribute, provide or has otherwise been made to fund or finance any business activities or transactions:

(i)	of or with a Restricted Party; or

(ii)	in any other manner which would result in any member of the Group or any Finance Party being in breach of any Sanctions or becoming a Restricted Party.

22.23	Ranking

Subject to the Legal Reservations, the Transaction Security has or will have first ranking priority and it is not subject to any prior ranking or pari passu ranking Security.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
22.24	Good title to assets

It and each of its Subsidiaries has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted, including but not limited to the Rigs.

22.25	Legal and beneficial ownership

It is the sole legal and beneficial owner of the respective assets over which it purports to grant Security.

22.26	Group structure chart

The group structure chart delivered to the Agent pursuant to Schedule 2 (Conditions precedent documents) is true, complete and accurate in all material respects and shows the Borrower and each member of the Group, including its current name, company registration number, jurisdiction of incorporation and shareholders (or other type of participants or owners) and their respective percentage ownership interest in the Obligors and the members of the Group.

22.27	Accounting reference date

The accounting reference date of each Obligor is 31 December in each year.

22.28	Centre of main interest and establishments

For the purposes of Regulation (EU) No. 2015/848 of 20 May 2015 on Insolvency Proceedings (recast) (the “Regulation”), the centre of main interest of each of the Obligors (as that term is used in Article 3(1) of the Regulation), so far as each Obligor is aware without making enquiry, is situated in that Obligor’s Original Jurisdiction and it has no “establishment” (as that term is used in Article 2(10) of the Regulation) in any other jurisdiction; provided that this Clause does not apply to any Obligor that is incorporated under the laws of the Republic of the Marshall Islands.

22.29	No adverse consequences

(a)	It is not necessary under the laws of its Relevant Jurisdictions:

(i)	in order to enable any Finance Party to enforce its rights under any Finance Document; or

(ii)	by reason of the execution of any Finance Document or the performance by it of its obligations under any Finance Document,

that any Finance Party should be licensed, qualified or otherwise entitled to carry on business in any of its Relevant Jurisdictions.

(b)
No Finance Party is or will be deemed to be resident, domiciled or carrying on business in its Relevant Jurisdictions by reason only of the execution, performance and/or enforcement of any Finance Document.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
22.30	The Rigs

Each Rig will on the relevant Utilisation Date be:

(a)
in the absolute ownership of the relevant Rig Owner, free and clear of all encumbrances (other than current crew wages and the relevant Mortgage) and that Rig Owner will be the sole, legal and beneficial owner of that Rig;

(b)	registered in the name of the relevant Rig Owner with an Approved Ship Registry under the laws and flag applicable for the relevant Approved Ship Registry;

(c)
in good and safe condition and state of repair consistent with good operational standards in every way and fit for service (or in accordance with the applicable stacking plan when in stacked mode); and

(d)	classed with an Approved Classification Society, free of all overdue requirements and other recommendations affecting class.

22.31	Financial Indebtedness

It is not in breach of or in default under any agreement or other instrument relating to Financial Indebtedness to which it is a party or by which it is bound (nor would it be with the giving of notice or lapse of time or both).

22.32	Land in the British Virgin Islands

No Obligor is a land owning company for the purposes of Section 242 of the BVI Business Companies Act, 2014 (as amended), meaning that neither an Obligor nor any of its Subsidiaries has an interest in any land in the British Virgin Islands.

22.33	Shares

The shares of any member of the Group which are subject to the Transaction Security are fully paid and not subject to any option to purchase or similar rights. The constitutional documents of companies whose shares are subject to the Transaction Security do not and could not restrict or inhibit any transfer of those shares on creation or enforcement of the Transaction Security. There are no agreements in force which provide for the issue or allotment of, or grant any person the right to call for the issue or allotment of, any share or loan capital of any member of the Group (including any option or right of preemption or conversion).

22.34	Repetition

The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on (i) each Utilisation Date, (ii) the first day of each Interest Period, and (iii) the date of delivery of each Compliance Certificate (or, if no such Compliance Certificate is forwarded, on each day such certificate should have been forwarded to the Agent at the latest).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
23	INFORMATION UNDERTAKINGS

The undertakings in this Clause 23 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents and the Hedging Agreements or any Commitment is in force.

23.1	Financial statements

The Borrower shall supply to the Agent in sufficient copies for all the Lenders:

(i)
as soon as the same become available, but in any event within 120 days after the end of each of its financial years, the Borrower’s audited consolidated financial statements for that financial year together with unaudited accounts of each Rig Owner;

(ii)
as soon as the same become available, but in any event within 75 days after the end of each of its financial quarter, the Borrower’s unaudited consolidated financial statements for that financial quarter;

(iii)	as soon as it becomes available, but in any event by 30 January each year, an annual budget for the financial year; and

(iv)
as soon as they become available, but in any event within 30 days of the end of each financial quarter, updated three year liquidity forecasts, addressing with a reasonable level of detail (1) revenue, operating costs, interest expense, taxes, (2) cashflow from operations, capex, debt repayment and (3) assets, equity, debt and cash balance projections.

23.2	Provision and contents of Compliance Certificate

(a)
The Borrower shall supply to the Agent, with each set of consolidated financial statements delivered pursuant to Clause 23.1 (Financial statements), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with Clause 24 (Financial covenants) and, (in connection with the second quarter and year end compliance certificates only) the Market Value of the Rigs.

(b)	Each Compliance Certificate shall be signed by a director or the CFO of the Borrower.

23.3	Requirements as to financial statements

(a)
The Borrower shall procure that each set of financial statements delivered pursuant to Clause 23.1 (Financial statements) is prepared using the relevant Approved Accounting Principles, accounting practices and policies consistent with those applied in the preparation of the Original Financial Statements unless, in relation to any set of financial statements, it notifies the Agent that there has been a change in any relevant Approved Accounting Principles, accounting practices or policies and its auditors deliver to the Agent:

(i)
a description of any change necessary for those financial statements to reflect the Approved Accounting Principles, accounting practices and policies upon which the Original Financial Statements were prepared; and

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(ii)
sufficient information, in form and substance as may be reasonably required by the Agent, to enable the Lenders to determine whether Clause 24 (Financial covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

23.4	Market valuations

(a)
The Borrower shall together with each Compliance Certificate (in connection with the second quarter and year end compliance certificates only) forward to the Agent updated valuation reports setting out the Market Value of the Rigs.

(b)
If an Event of Default has occurred and is continuing, the Borrower shall deliver such additional valuation reports for the purpose of determining the Market Value of the Rigs at such times as the Agent may require.

(c)
All valuations referred to in paragraphs (a) and (b) above shall be addressed to the Agent (unless otherwise agreed between the Borrower and the Lenders, acting reasonably or unless the Approved Broker requires that such valuations are addressed to the Borrower as the entity ordering the valuation report) and obtained at the cost of the Borrower.

(d)
The Agent may, at any time, obtain such additional valuation reports for the purpose of determining the Market Value of the Rigs as it deems appropriate after consultation with the Lenders. Such valuations shall be at the cost of the Lenders.

(e)
For the avoidance of doubt, if additional valuation reports are obtained in accordance with paragraph (b) and/or paragraph (d) above, then the Market Value of the Rigs shall be calculated based on the valuation reports provided in accordance with paragraph (a) and such additional valuation reports, and compliance with Clause 26.12 (Minimum Value) shall be demonstrated based on the Market Value as determined by the average of the valuation reports provided in accordance with paragraph (a) and such additional valuation reports.

23.5	Information: miscellaneous

The Borrower shall supply to the Agent (in sufficient copies for all the Lenders, if the Agent so requests):

(a)	all documents dispatched by the Borrower to its shareholders (or any class of them) or its creditors generally;

(b)	promptly upon becoming aware of them, the details of any material default, litigation, arbitration or administrative proceedings;

(c)	promptly, such information as the Agent may reasonably require about any asset subject to the Transaction Security and compliance of the Obligors with the terms of any Finance Document;

(d)	such further information regarding the financial condition, assets, business and operations of the Group as the Agent (on behalf of the Lenders) may reasonably request;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(e)
such other information regarding the financial condition, business and operations of any member of the Group as the Lenders may reasonably request and which can be delivered without breach of any confidentiality undertakings or any applicable law or rules of a securities/regulatory exchange; and

(f)	ensure that any Obligor provides information for any “know your customer” checks required to be carried out by the Agent and/or any of the Lenders.

23.6	Notification of Default and Change of Control

(a)	Each Obligor shall notify the Agent (on behalf of the Finance Parties) of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

(b)
Promptly upon a request by the Agent, the Borrower shall supply to the Agent a certificate signed by two (2) of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

(c)	Each Obligor shall notify the Agent of the occurrence of any Change of Control promptly upon becoming aware of its occurrence.

23.7	“Know your customer” checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) or the compliance with any law or regulation after the date of this Agreement;

(ii)	any change in the status of an Obligor after the date of this Agreement; or

(iii)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges the Agent or any Lender (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for the Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)
Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
24	FINANCIAL COVENANTS

24.1	Financial definitions

In this Agreement:

“Book Equity” means Total Book Assets less Total Book Liabilities.

“Book Equity Ratio” means the ratio of Book Equity to Total Book Assets.

“Current Assets” means the aggregate value of assets, which are treated as current assets in accordance with the Approved Accounting Principles.

“Current Liabilities” means the aggregate amount of liabilities, which are treated as current liabilities in accordance with the Approved Accounting Principles, but excluding instalments on long-term debt which fall due during the next twelve months.

“Debt Service” means in accordance with the Approved Accounting Principles

(i)	interest expenses; plus

(ii)	scheduled debt amortisation.

“Debt Service Cover Ratio” means the ratio of EBITDA to Debt Service on a consolidated basis calculated in accordance with the Approved Accounting Principles on a twelve month trailing basis.

“EBITDA” in respect of each trailing twelve month period, on a consolidated basis, the Borrower’s operating profit before interest expenses, tax, depreciation and amortisation on ordinary activities before any extraordinary or exceptional items (all in accordance with the Approved Accounting Principles).

“Free Liquidity” means the aggregate value of:

(i)	free and available cash in hand and bank deposits:

(A)	including bank deposits that are pledged, but which the relevant member of the Group may freely operate such as the Earnings Accounts until the occurrence of an Event of Default; and

(B)	not including any Ring Fenced Liquidity; and

(ii)	any Undrawn Revolving Credit Facility; and

(iii)
certificates of deposits or marketable debt securities (included money market funds) with A-rating or better and a maturity of twelve (12) months or less after the relevant date of calculation and which can be realised and applied against the Loans within one month.

“Net Interest Bearing Debt” means the sum of all interest bearing indebtedness plus the amount of any Undrawn Revolving Credit Facility (but otherwise in accordance with the Approved Accounting Principles) less Free Liquidity.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
“Ring Fenced Liquidity” means any bank deposits subject to contractual or other restrictions limiting the distribution of bank deposits in the names of Borr Skald Inc. (Marshall Islands, owner of Skald), Borr Jack-Up XXII Inc. (Marshall Islands, owner of Thor) or Borr Saga Inc. (Marshall Islands, owner of Saga) (or any other members of the Group whose bank deposits are subject to substantively similar restrictions) to other members of the Group in a manner which causes such funds to not be considered as free and available liquidity of the Borrower in accordance with the Approved Accounting Principles.

“Total Book Assets” means at the date of computation the total assets, calculated in accordance with the Approved Accounting Principles.

“Total Book Liabilities” means at the date of computation the total liabilities, calculated in accordance with the Approved Accounting Principles.

“Undrawn Revolving Credit Facility” means any available, undrawn and uncancelled amount under the Incremental Revolving Facility and any other revolving credit facilities provided by the Finance Parties or any other third party financial institution with a remaining tenor of at least three (3) months, provided however that the Borrower has provided the Agent with such information about such other revolving credit facilities as the Agent may reasonably request.

“Working Capital” means, on any date, Current Assets less Current Liabilities.

24.2	Calculations

(a)
Except as provided to the contrary in this Agreement, an accounting term used in this Clause 24 is to be construed in accordance with the principles applied in connection with the Original Financial Statements.

(b)	No item must be credited or deducted more than once in any calculation under this Clause 24.

24.3	Book Equity Ratio

The Borrower (on a consolidated level) shall at all times have a Book Equity Ratio equal to or higher than 40%.

24.4	Working Capital

The Working Capital of the Borrower (on a consolidated level) shall at all times be positive.

24.5	Minimum Liquidity

The Borrower (on a consolidated level) shall at all times have a Free Liquidity equivalent to the higher of (i) USD 50,000,000 and (ii) 4.00 per cent of the aggregate of Net Interest Bearing Debt and Ring Fenced Liquidity.

24.6	Debt Service Cover Ratio

The Debt Service Cover Ratio of the Borrower shall at all times from, 31 December 2020, exceed 1.25x.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
24.7	Most Favoured Nation

If the financial covenants provided by or on behalf of the Borrower (on a consolidated basis) in favour of any other creditor should change from time to time or in any way be more favourable than the financial covenants in favour of the Finance Parties, then within thirty (30) days after the time of such changes becoming effective the Borrower shall notify the Agent in writing, which notice shall attach the revised financial covenants and illustrate the changes. If the Agent is of the opinion that the revised financial covenants are more favourable than the current, then the Agent (on behalf of the Finance Parties) has a right to change the financial covenants to reflect the said revisions for the period that the financial covenants in favour of any other bank or financial institutions are in effect.

25	GENERAL UNDERTAKINGS

The undertakings in this Clause 25 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or the Hedging Agreements or any Commitment is in force.

25.1	Ownership

Other than following a sale or other disposal of shares in a Guarantor as permitted in accordance with Clause 9.4 (Mandatory prepayment – sale or Total Loss – replacement), the Borrower shall procure that each of the Guarantors remain (direct or indirect) wholly owned Subsidiaries of the Borrower at all times.

25.2	Authorisations

(a)	Each Obligor shall promptly:

(i)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(ii)	supply certified copies to the Agent of,

any Authorisation required under any law or regulation of a Relevant Jurisdiction to enable it to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its Relevant Jurisdiction of any Finance Document.

(b)
Each Obligor shall upon written request by the Agent obtain or cause to be obtained, at the time the same are required, maintain or cause to be maintained in full force and effect and promptly renew or cause to be renewed and comply in all material respects with the conditions and restrictions (if any) imposed in, or in connection with, every Authorisation required to be obtained and maintained in order to continue the performance and operation of the Rigs under any contract entered into in respect of it and any law and regulation to which it may be subject.

25.3	Environmental compliance

Each Obligor shall (and the Borrower shall ensure that each member of the Group will):

(a)	comply with all Environmental or Social Laws;

(b)	obtain, maintain and ensure compliance with all requisite Environmental Permits; and

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)	implement procedures to monitor compliance with and to prevent liability under any Environmental or Social Law,

where failure to do so has or is reasonably likely to have a Material Adverse Effect.

25.4	Environmental or Social claims

Each Obligor shall, promptly upon becoming aware of the same, inform the Agent in writing of:

(a)	any Environmental or Social Claim against it or any member of the Group which is current, pending or threatened; and

(b)
any facts or circumstances which are reasonably likely to result in any Environmental or Social Claim being commenced or threatened against it or any member of the Group, where the claim, if determined against it or that member of the Group, has or is reasonably likely to have a Material Adverse Effect.

25.5	Anti-corruption law

(a)
No Obligor shall (and the Borrower shall ensure that no other member of the Group will) directly or indirectly use the proceeds of the Facilities for any purpose which would breach any applicable anti-corruption laws.

(b)	Each Obligor shall (and the Borrower shall ensure that each other member of the Group will):

(i)	conduct its businesses in compliance with applicable anti-corruption laws; and

(ii)	maintain policies and procedures designed to promote and achieve compliance with such laws.

25.6	Compliance with laws and Sanctions

(a)	Each Obligor shall (and the Obligors shall procure that each Manager will):

(i)	comply in all respect with all laws and regulations to which it may be subject, including Sanctions; and

(ii)
without limiting paragraph (i) above, not employ a Rig nor allow its employment, operation or management in any manner contrary to any applicable law or regulation, including but not limited to Sanctions.

(b)
Each Obligor shall (and the Obligors shall procure that parties acting on its behalf will) observe and abide with, including but not limited to, any applicable law, official requirement or other regulatory measure or procedure implemented to combat money laundering (as defined in Article 1 of the Directive 2005/60/EF (Directive 2005/60/EC of the European Parliament and of the Council of 26 October 2005 on the prevention of the use of the financial system for the purpose of money laundering and terrorist financing) amending Council Directive 91/308, as amended from time to time).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)	Each Obligor shall ensure that none of them, nor any other member of the Group, respective directors, officers, employees, agents or representatives or any other persons acting on any of their behalf:

(i)	is or will become a Restricted Party;

(ii)	is in breach of Sanctions;

(iii)	causes (or will cause) a breach of Sanctions by any Finance Party; and/or

(iv)	take any action or make any omission that results, or is reasonably likely to result, in it or any Finance Party becoming a Restricted Party.

(d)
No Obligor shall (and the Borrower shall ensure that no other Relevant Person will) take any action or make any omission that results, or is reasonably likely to result, in it or any Finance Party becoming a Restricted Party or otherwise a target of sanctions (“target of sanctions”) signifying an entity or person (“Target”) that is a target of laws, regulations or orders concerning any trade, economic or financial sanctions or embargoes by virtue of prohibitions and/or restrictions being imposed on any US person or other legal or natural person subject to the jurisdiction or authority of a US Sanctions Authority which prohibit or restrict them from them engaging in trade, business or other activities with such Target without all appropriate licences or exemptions issued by all applicable US Sanctions Authorities).

(e)
Each Obligor undertakes that it and each director, officer, agent, employee or person acting on behalf of the Obligor, is not a Restricted Party and does not act directly or indirectly on behalf of a Restricted Party.

(f)	No Obligor shall use any revenue or benefit derived from any activity or dealing with a Restricted Party in discharging any obligation due or owing to the Finance Parties and/or the Hedging Banks.

(g)
Each Obligor shall procure that no proceeds from any activity or dealing with a Restricted Party are credited to any bank account held with any Finance Party or any affiliate of a Finance Party in its name.

(h)
No Obligor shall directly or indirectly use the proceeds of a Loan, or lend or contribute or otherwise make available all or any part of such proceeds to any subsidiary, joint venture partner, Relevant Person, Affiliate or any other person to fund activities or business of or with any person, or in any country or territory, that, at the time of such funding is a Restricted Party or in any other manner that would result in a violation of Sanctions by any person (including any person participating in the loan hereunder, whether as a Finance Party or otherwise).

25.7	Taxation

Each Obligor shall pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that:

(a)	such payment is being contested in good faith;

(b)
adequate reserves are being maintained for those Taxes and the costs required to contest them which have been disclosed in its latest financial statements delivered to the Agent under 23.1 (Financial statements); and

(c)	such payment can be lawfully withheld and failure to pay those Taxes does not have or its not reasonably likely to have a Material Adverse Effect.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
25.8	Merger

Neither the Borrower nor any Rig Owner shall enter into any amalgamation, demerger or merger, split up, divestment, consolidation with or into any other person or corporate reconstruction.

25.9	Change of business

Neither the Borrower nor any Rig Owner shall change its business, and the Obligors shall procure that there is no change of business or change in the corporate structure of the Group which involves any Rig Owner without the prior written consent of the Agent.

25.10	Restriction on business - Guarantors

No Rig Owner shall carry on any other business than owning and chartering out the Rigs.

25.11	Investments and Acquisitions

(a)	No Obligor shall make any further investments or acquisitions.

(b)	Paragraph (a) does not apply to;

(i)	any investments or acquisitions made with the prior written consent of the Majority Lenders;

(ii)	any investments related to the Rigs (or in the case of any Intermediate Holding Company, in relation to any rig owned by any member of the Group) in the ordinary course of business;

(iii)
any interests in equities, forward contracts, debt and/or securities which may be acquired by the Borrower as a substitute for the Borrower’s existing interests in equities, forward contracts, debt and/or other securities issued by Ensco Plc, Oro Negro Drilling Pte. Ltd. and Oro SG Pte. Ltd. provided that the aggregate of all such equities, forward contracts, debt and/or securities does not increase the aggregate total exposure of the Borrower (or the Group) above USD[***]; and

(iv)
the acquisition of any rig(s), in the period from the date of this Agreement to the Termination Date with total purchase price(s) of up to USD[***] (in aggregate) provided that the Equity Raise has been completed.

25.12	Preservation of assets

The Guarantors will hold legal title to and own the entire beneficial interest in the Rigs, the Insurances, the relevant Earnings Account and its Earnings, free of all Security and other interests and rights of every kind, except for those permitted pursuant to Clause 25.14 (Negative pledge).

25.13	Pari passu ranking

Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
25.14	Negative pledge

(a)
No Obligor shall create or permit to subsist any Security over any of its present or future assets, rights or revenues being subject to Transaction Security, other than pursuant to the Security Documents.

(b)	No Rig Owner shall create or permit to subsist any Security over any of its assets other than pursuant to the Security Documents.

(c)	No Guarantor shall:

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor or any other member of the Group;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(d)	The Borrower shall not, and will procure that each member of the Group shall not, create or permit to subsist any Security over rigs “Atla” and “Balder”.

(e)	Paragraphs (a), (b), (c) and (d) above do not apply to any of the following:

(i)	any netting or set-off arrangement entered into by any member of the relevant Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

(ii)	any lien arising by operation of law and in the ordinary course of trading and securing obligations not more than thirty (30) days overdue;

(iii)	any Security entered into pursuant to any Finance Document or Hedging Agreement;

(iv)	until the first Utilisation of Facility A; the Existing Security;

(v)	any Permitted Maritime Lien, or Permitted Transaction; or

(vi)	Security consented to in writing by the Agent (acting upon instructions from the Lenders).

25.15	Market terms

Each Obligor shall ensure that all agreements and transactions entered into by an Obligor with an Affiliate, a shareholder or an Affiliate of a shareholder shall be entered into and made in accordance with market values and terms.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
25.16	Financial Indebtedness

(a)	Except as permitted under paragraph (b) below, no Guarantor shall incur or allow to remain outstanding any Financial Indebtedness.

(b)	Paragraph (a) above does not apply to Financial Indebtedness which:

(i)	until the first Utilisation of Facility A, is Existing Indebtedness;

(ii)	is incurred under the Finance Documents or any Hedging Agreement;

(iii)
is incurred by way of an Intra-Group Loan, provided always that (a) no Default is then in existence or will occur from such disposition, (b) after giving effect to such disposition, the Borrower will be in compliance with the financial covenants in Clause 21 (Financial covenants), (c) Intra-Group Loans shall be fully subordinated to the Facilities and any obligations under the Hedging Agreements and (d) any creditor of an Intra-Group Loan assigns by way of security its claims under that Intra-Group Loan to the Agent (on behalf of the Finance Parties and the Hedging Banks) on the establishment of that Intra-Group Loan;

(iv)
is incurred by an Intermediate Holding Company under (i) the EUROBOND or (ii) under any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and the amount of any liability in respect of any such guarantee or indemnity; or

(v)	is incurred with the consent of the Lenders.

25.17	Financial Support

No Rig Owner shall make or grant any loans, guarantees or any other form of financial support, except financial support arising:

(a)	by operation of cash pooling arrangements within the Group;

(b)	in the ordinary course of operation of the Rigs; or

(c)
under (i) any Intra-Group Loan or (ii) any other loan or credit which is fully subordinated to the Facilities and any obligations under the Hedging Agreements provided that (A) no Default is then in existence or will occur from such disposition (B) after giving effect to such disposition, the Borrower will be in compliance with the financial covenants in Clause 24 (Financial covenants);

25.18	Financial assistance

Each Obligor shall comply in all respects with any applicable financial assistance regulations any relevant jurisdictions including in relation to the execution of the Security Documents and payment of amounts due under this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
25.19	Insurance

(a)
Each Obligor shall maintain insurances on and in relation to its business and assets against those risks and to the extent as is usual for companies carrying on the same or substantially similar business.

(b)	All insurances must be with reputable independent insurance companies or underwriters.

25.20	Further assurance

(a)
Each Obligor shall (and the Borrower shall procure that each other member of the Group that is a provider of Transaction Security will) promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Agent may reasonably specify (and in such form as the Agent may reasonably require in favour of the Agent or its nominee(s)):

(i)
to perfect the Security created or intended to be created under or evidenced by the Security Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Agent or the Finance Parties provided by or pursuant to the Finance Documents or by law;

(ii)
to confer on the Agent or confer on the Finance Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Security Documents; and/or

(iii)	to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security.

(b)
Each Obligor shall (and the Borrower shall procure that each other member of the Group that is a provider of Transaction Security will) take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Agent or the Finance Parties by or pursuant to the Finance Documents.

(c)
Each Obligor must use, and must procure that any other member of the Group that is a provider of Transaction Security uses, all reasonable endeavours lawfully available to avoid or mitigate the constraints on the provision of Security provided for in this Agreement.

25.21	Dividends and share redemption

The Borrower shall not, without the prior written consent of the Agent (on behalf of the Lenders):

(a)
declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its issued shares (or any class of its issued shares) or share capital (or any class of its share capital) (as applicable);

(b)	repay or distribute any dividend or share premium reserve;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)	repay any Shareholder Loans; or

(d)	redeem, repurchase, defease, retire or repay any of its issued shares or share capital (as applicable) or resolve to do so,

(any such transaction referred in paragraphs (a) to (d) above a “Distribution”)

unless:

(i)	the first repayment instalments of the Term Loans have been made in accordance Clause 8 (Repayment) have been made;

(ii)	the Back Stop Facility has been repaid in full;

(iii)	Free Liquidity will be no less than USD 75,000,000 following such Distribution;

(iv)	such Distribution does not exceed 50% of the Borrower’s consolidated net profit in accordance with the Approved Accounting Principles according to the latest relevant financial statement(s); and

(v)	no Event of Default has occurred and is continuing or would occur as a result of the making of such Distribution.

25.22	Bank accounts

The Guarantors shall:

(a)	hold and maintain the Earnings Accounts with the Agent; and

(b)	ensure that all Earnings and insurance proceeds are paid directly to the relevant Earnings Account without deductions.

25.23	Listing

The Borrower shall remain listed on the Oslo Stock Exchange or another reputable stock exchange acceptable to all of the Lenders.

25.24	Derivate Transactions

(a)	No Obligor shall enter into any secured interest rate or currency hedging transactions related to the Rigs and the Facilities with other parties than the Hedging Banks.

(b)	No Obligor shall enter into any speculative hedging transactions.

25.25	No change of name etc.

No Obligor shall change:

(a)	the end of its fiscal year;

(b)	its nature of business;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)	its constitutional documents, except for such changes as are necessary to reflect transactions or corporate actions which are permitted pursuant to the terms of this Agreement;

(d)	its legal name

(e)	its type of organization; or

(f)	its jurisdiction;

without the prior written consent of the Agent, such consent not to be unreasonably withheld.

25.26	Subordination

(a)
Each Rig Owner shall procure that all Intra-Group Loans are fully subordinated to the interest of the Finance Parties hereunder and the Hedging Banks under the Hedging Agreements and assigned pursuant to an Assignment Agreement or Intra-Group Loan Assignment Agreement.

(b)	The Borrower shall procure that all Shareholder Loans are fully subordinated to the interest of the Finance Parties hereunder and the Hedging Banks under the Hedging Agreements.

(c)
Each Guarantor (other than a Rig Owner) shall procure that any loans or credit in respect of which it is a debtor are fully subordinated to the interest of the Finance Parties hereunder and the Hedging Banks under the Hedging Agreements.

(d)
Each Guarantor shall procure that all amounts payable to and/or claims against it from the Managers and/or any manager are fully subordinated to the interest of the Finance Parties hereunder and the Hedging Banks under the Hedging Agreements.

25.27	Compliance with constitutional documents etc.

Each Obligor shall, and shall ensure that its Subsidiaries shall, comply with all laws or constitutional documents and in all material respects with agreements to which an Obligor is a party.

25.28	No disposals

No Rig Owner shall, without the prior written consent of the Majority Lenders, enter into a single transaction or series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of an asset (other than as permitted pursuant to Clause 9.4 (Mandatory prepayment – sale or Total Loss - replacement)), provided always that the Majority Lenders shall not unreasonably withhold or delay consent to any request for a waiver of the provisions of this Clause 25.28 to enable a Rig Owner to structure ownership of its Rig in order to comply with the requirements of a customer, a contract, or local requirements where a Rig is to be employed or otherwise to accommodate the preferred contracting and ownership structure for its Rig’s employment.

25.29	No Joint Ventures

No Rig Owner shall, without the prior written consent of the Majority Lenders:

(a)	enter into, invest in or acquire (or agree to acquire) any shares, stocks, securities or interest in any Joint Venture; or

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(b)
transfer any assets or lend to or guarantee or give an indemnity for or give Security for the obligations of a Joint Venture or maintain the solvency of or provide working capital to any Joint Venture (or agree to do any of the foregoing), provided always that the Majority Lenders shall not unreasonably withhold or delay consent to any request for a waiver of the provisions of this Clause 25.29 to enable a Rig Owner to structure ownership of its Rig in order to comply with the requirements of a customer, a contract, or local requirements where a Rig is to be employed or otherwise to accommodate the preferred contracting and ownership structure for its Rig’s employment.

26	RIG UNDERTAKINGS

The undertakings in this Clause 26 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents and the Hedging Agreements or any Commitment is in force.

26.1	Insurances

(a)	Each Rig Owner shall procure that its Rig is fully insured on an agreed value basis against such risks (including, but not limited to:

(i)	Hull and Machinery, Hull Interest, and Freight Interest;

(ii)	Loss of Hire (in respect of contracts of employment with a duration of nine (9) months or more);

(iii)	Protection & Indemnity (including cover for pollution liability within limits according to the industry practice); and

(iv)	War Risk (including terrorism, piracy, hijacking and confiscation)),

all in such amounts, on such terms (always applying Norwegian law and including the terms of the Nordic Marine Insurance Plan of 2013 (as amended from time to time) or such other terms as the Agent (acting reasonably) may approve in relation to losses payable thereunder) and with such first class insurance brokers and first class insurers as the Agent (acting on the instructions of the Lenders) may approve. Each Rig Owner and if applicable any Intra-Group Charterer will procure that the Agent (on behalf of the Finance Parties) is noted as first priority mortgagee under the insurances together with a confirmation from the relevant broker, lead underwriter or the underwriters to the Agent thereof that the notice of assignment with regards to the insurances and the loss payee clauses as per the Plan are noted under the insurances and that letters of undertaking are issued by the insurers or brokers (as applicable) also if the insurances are effected by a charterer of its Rig.

(b)
The aggregate insured value for Hull & Machinery combined with Hull Interest and/or Freight Interest of the Rigs shall at all times be equal to or greater than 120% of the aggregate outstanding Loans and any undrawn and uncancelled part of the Facilities. The agreed insured value for Hull & Machinery combined with Hull Interest for each Rig shall at all times be equal to or larger than the Market Value of the relevant Rig. The Hull and Machinery insured value of each Rig shall at all times be equal to or larger than 80% of the Market Value of the relevant Rig, while the remaining cover may be taken out by way of Hull Interest only, or by way of Hull Interest and Freight Interest insurances.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)
In addition to the insurances specified above, the Agent will take out (i) Mortgagee Interest Insurance and (ii) Mortgagee Interest Additional Perils Pollution Insurance, in each case on regular market terms, each such insurance to be taken out in an amount covering up to 120% of the outstanding Loans and any undrawn and uncancelled part of the Facilities, and the Borrower shall reimburse to the Agent any and all sums paid as premium in respect of such insurance cover.

(d)
If any of the insurances referred to in paragraph (a) above form part of a fleet cover, the Borrower shall procure that the insurers or brokers (as applicable) shall undertake to the Agent that they shall neither set-off against any claims in respect of a Rig any premiums due in respect of other rigs under such fleet cover or any premiums due for other insurances, nor cancel any insurances in relation of a Rig for reason of non-payment of premiums for other rigs under such fleet cover or of premiums for such other insurances, and shall undertake to issue a separate policy in respect of each Rig if and when so requested by the Agent.

(e)
Not later than seven (7) days before the expiry date of the relevant insurances, the Borrower shall deliver to the Agent a confirmation from the insurance companies and/or broker(s) through whom the insurances relevant to the Rigs have been placed, evidencing that all insurances referred to in paragraph (a) above have been renewed and/or is in the process of being taken out in respect of the Rigs with insurance values as required by paragraph (b) above, that such insurances will be in full force and effect immediately upon the expiry of the expiring insurances and that the interests of the Finance Parties therein have been noted by the relevant insurers. The Borrowers shall procure that letters of undertaking, as required by the Agent, and copies of all insurance policies, cover notes and certificates of entry are delivered to the Agent.

(f)
Each Rig Owner and if applicable any Intra-Group Charterer shall procure that its Rig is always employed in conformity with the terms of the instruments of insurance (including any expressed or implied warranties) applicable to it and shall comply with such requirements as to payment of premiums, any extra premium, calls, contributions or any other sums payable in respect of the insurances or otherwise as the insurers may prescribe.

(g)
The Agent may, on an annual basis and for the account of the Borrower, appoint an independent and well reputed insurance consultant to consider and determine whether each Rig is fully and properly insured and employed in accordance with paragraphs (a) – (f) above. If at any time the contrary is so determined, each Rig Owner and if applicable any Intra-Group Charterer shall, following a written request to the Borrower from the Agent (on behalf of the Finance Parties) immediately ensure that its Rig(s) is fully and properly insured and employed as set out in paragraphs (a) – (f) above and provide the Agent with evidence in a form and substance satisfactory to it thereof.

26.2	Notification

Each Rig Owner and if applicable any Intra-Group Charterer shall immediately upon becoming aware of it, notify the Agent in writing of:

(a)	any occurrence as a result of which its Rig has become or is, by the passing of time or otherwise, likely to become a Total Loss;

(b)
the occurrence of any Environmental or Social Claim, Labour or Human Rights Claim or any Social Claim against an Obligor or any Manager which is likely to be determined adversely to it, or any incident, event or circumstances which is likely to give rise to any such Environmental or Social Claim, Labour or Human Rights Claim or Social Claim and which, if so adversely determined or otherwise, might reasonably be expected to have a Material Adverse Effect; and

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)
any capture, seizure, arrest, confiscation or detention of, or the exercise or purported exercise of any lien on, the Rigs, its insurances, its Earnings or any other assets of a Rig Owner or, in the case of any Intra-Group Charterer, assets subject to the Transaction Security,.

26.3	Compliance with laws etc.

Each Obligor shall (and the Borrower shall ensure that each of its Subsidiaries and Affiliates, as well as any Manager, to the extent applicable, shall):

(a)	comply with all laws or regulations:

(i)	applicable to its business; or

(ii)	in the case of a Rig Owner and if applicable any Intra-Group Charterer, applicable to the relevant Rig, its ownership, employment, operation, management and registration,

including all Environmental or Social Laws, and the laws of the flag of the Rigs; and

(b)	obtain, comply with and do all that is necessary to maintain in full force and effect any Environmental Permits,

and without limiting paragraph (a) above, not employ any Rig nor allow its employment, operation or management in any manner, contrary to any law or regulation including but not limited to compliance with any maritime safety regulation relevant to the operation and maintenance of the Rigs, all Environmental Laws and Sanctions to which it may be subject and upon request provides copies of certificates evidencing such compliance to the Agent (on behalf of the Finance Parties) as soon as they become available.

26.4	Inventory of Hazardous Material

Each Rig Owner and if applicable any Intra-Group Charterer shall from the earlier of (i) the entry into force of The Hong Kong International Convention for the Safe and Environmentally Sound Recycling of Ships, 2009, (ii) the entry into force of the EU Ship Recycling Regulation 2013, or (iii) the next dry docking of its Rig procure that such Rig has an Inventory of Hazardous Material.

26.5	Sustainable and socially responsible dismantling of Rigs

The Borrower and each Rig Owner confirms that as long as it is in a lending relationship with the Finance Parties, it will ensure that the Rigs and any other rig controlled by it or sold to an intermediary with the intention of being scrapped, is recycled at a recycling yard which conducts its recycling business in a socially and environmentally responsible manner and in accordance with the provisions of The Hong Kong International Convention for the Safe and Environmentally Sound Recycling of Ships, 2009 and/or EU Ship Recycling Regulation 2013.

26.6	Arrest

Each Rig Owner and if applicable any Intra-Group Charterer shall promptly pay and discharge:

(a)	all liabilities which give or may give rise to maritime or possessory liens on or claims enforceable against its Rig, its Earnings or its Insurances;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(b)	all tolls, taxes, dues, fines, penalties and other amounts charged in respect of its Rig, its Earnings or its Insurances; and

(c)
all other outgoings whatsoever in respect of its Rig, its Earnings or its Insurances; and forthwith upon receiving a notice of arrest or seizure of its Rig, or her detention in exercise or purported exercise of any lien or claim, the Rig Owner and if applicable any Intra-Group Charterer shall procure its release by providing bail or providing the provision of security or otherwise as the circumstances may require.

26.7	Flag, name and registry

The Guarantors shall procure that the Rigs are registered in an Approved Ship Register, in the name of the relevant Guarantor, keep the Rigs registered in such register and not do or suffer to be done anything, or omit to do anything the doing or omission of which could or might result in such registration being forfeited or imperilled. No Guarantor shall change the flag, name or registry of a Rig, or register a Rig simultaneously in more than one registry, without the prior written consent of the Lenders, provided always that the Majority Lenders shall not unreasonably withhold or delay consent to any request for a waiver of the provisions of this Clause 26.7 to enable a Rig Owner to structure ownership of its Rig in order to comply with the requirements of a customer, a contract, or local requirements where a Rig is to be employed or otherwise to accommodate the preferred contracting and ownership structure for its Rig’s employment.

26.8	Class

(a)	Each Rig Owner and if applicable any Intra-Group Charterer shall procure that its Rig:

(i)	is classified with an Approved Classification Society;

(ii)	has a class certification acceptable to the Agent;

(iii)	is free of any material and overdue recommendations or adverse notations affecting class; and

(iv)	complies with the rules and regulations of the relevant classification society.

(b)
No Rig Owner or if applicable any Intra-Group Charterer shall change the classification society for its Rig without the prior written consent of the Lenders, other than to another Approved Classification Society.

(c)
Each Rig Owners and if applicable any Intra-Group Charterer shall procure that the classification society sends to the Agent, following receipt of a written request from the Agent, copies of all class records held by the classification society in relation to the Rigs.

(d)
Each Rig Owner and if applicable any Intra-Group Charterer shall at all times ensure compliance in all material respects with all applicable international conventions and regulations, including the SOLAS conventions, the International Management Code for the Safe Operation of Ships and for Pollution Prevention, the International Ship and Port Security Code adopted by the International Maritime Organisation and the Maritime Labour Convention 2006. In particular, the Rig Owners and if applicable any Intra-Group Charterer shall each ensure that any charterer of its Rig and any company performing management services in respect of a Rig complies with said conventions and regulations.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(e)
No Rig Owner or if applicable any Intra-Group Charterer shall not permit its Rig to enter the territorial waters of the US unless a valid Certificate of Financial Responsibility as required by the United States Coast Guard has been obtained for that Rig in advance.

(f)
No Rig Owner or if applicable any Intra-Group Charterer shall, without the prior written consent of the Agent, bring a Rig or allow a Rig to be brought to any yard for repairs or for the purpose of work being done upon her where the costs of such repairs or work is likely to exceed USD 5,000,000 (or the equivalent thereof in any other currency), unless such person shall first have given to the Agent (in terms reasonably satisfactory to it) a written undertaking not to exercise any lien on that Rig or its Insurances or Earnings for the cost of such repairs or work or otherwise;

26.9	Repair and maintenance

Each Rig Owner and if applicable any Intra-Group Charterer shall procure that its Rig is kept in a good and safe condition and state of repair consistent with good ownership and operational standards, that its Rig is operated and maintained in accordance with the requirements of any employment contract entered into in respect of it, and any Rig that is in lay-up is subject to prudent management, crew and maintenance during the lay-up period.

26.10	Inspection

(a)
Each Rig Owner and if applicable any Intra-Group Charterer shall permit, and shall procure that any manager or charterer permits, the Agent (acting through surveyors or other persons appointed by it for that purpose) to board each Rig once a year and with prior notice to the Rig Owner or if applicable any Intra-Group Charterer, and provided that such inspection does not unreasonably interfere with the relevant Rig Owner’s or end user’s normal operations (unless a Default has occurred and is continuing, in which case such inspections may be conducted at any time and on any number of occasions) and the Agent and such person signing usual indemnities given by third parties boarding the Rig, to inspect its condition or to satisfy itself about proposed or executed repairs, and shall afford all proper facilities for such inspections.

(b)
Any such inspection made once a year, or in the event that a Default has occurred and is continuing, shall be made at the cost of the Borrower, and in any other event such costs shall be carried by the Lenders.

26.11	Management

(a)
Each Rig Owner and if applicable any Intra-Group Charterer shall procure that commercial and technical management of is Rig is at all times performed by a Manager or, if required due to local law requirements or by any charterer or end user of its Rig, another company approved by the Agent.

(b)	No change of management shall take place without the prior written consent of the Lenders, unless to another Manager.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)
If a change in the commercial or technical management of a Rig occurs in accordance with paragraph (a) or (b) above, the relevant Rig Owner and if applicable any Intra-Group Charterer shall procure that such new Manager or other company issues a manager’s subordination undertaking substantially in the same form as provided on or about the date hereof.

26.12	Minimum value

(a)
The Borrower shall procure that the aggregate Market Value of the Rigs (plus any additional security previously provided by an Obligor under paragraph (b) below) is at all times at least equal to 175% of the aggregate outstanding Loans and any undrawn and uncancelled part of the Facilities.

(b)
The Borrower shall, if the Market Value does not at any time comply with the requirements set out in paragraph (a) above, within fourteen (14) days from receipt of a written demand from the Agent (acting on the instructions of the Majority Lenders) either make a cancellation or, if required, prepayment of the Loans in accordance with Clause 9.5 (Voluntary cancellation), or provide the Finance Parties with cash or other additional Security, in form and substance satisfactory to the Lenders, required to restore the aforesaid ratio.

26.13	Chartering

No Rig Owner or Intra-Group Charterer shall charter a Rig to a Subsidiary, unless that party is an Intra-Group Charterer or has acceded to this Agreement as an Additional Intra-Group Charterer in accordance with Clause 29 (Changes to the Obligors).

26.14	Reflagging

The Borrower shall procure, at its own expense (or at the expense of the relevant Rig Owner and if applicable any Intra-Group Charterer), that as soon as operationally practicable and in any event no later than the Reflagging Date each Rig registered in the Vanuatu international ship register is transferred to an Approved Ship Register (other than Vanuatu) and that such replacement security documents and legal opinions satisfactory to the Lenders are provided in connection with each such transfer.

27	EVENTS OF DEFAULT

Each of the events or circumstances set out in Clause 27 is an Event of Default (save for Clause 27.16 (Acceleration)).

27.1	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by:

(i)	a one-off administrative or technical error; or

(ii)	a Disruption Event; and

(b)	payment is made within three (3) Business Days of its due date.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
27.2	Financial covenants etc.

Any requirement of Clause 24 (Financial covenants), Clause 26.3 (Compliance with laws and Sanctions) and 26.1 (Insurances) is not satisfied.

27.3	Other obligations

(a)	An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 27.1 (Non-payment) and Clause 27.2 (Financial covenants etc.)).

(b)	No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within ten (10) Business Days of the earlier of:

(i)	the Agent giving notice to the Borrower; and

(ii)	an Obligor becoming aware of the failure to comply.

27.4	Misrepresentation

Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of an Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

27.5	Cross-default

(a)	Any Financial Indebtedness of an Obligor is not paid when due nor within any originally applicable grace period.

(b)	Any Financial Indebtedness of an Obligor is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	Any commitment for any Financial Indebtedness of an Obligor is cancelled or suspended by a creditor as a result of an event of default (however described).

(d)	Any creditor of an Obligor becomes entitled to declare any Financial Indebtedness due and payable prior to its specified maturity as a result of an event of default (however described).

(e)
No Event of Default will occur under this Clause 27.5 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than USD 10,000,000 (or its equivalent in any other currencies).

27.6	Insolvency

(a)	An Obligor:

(i)	is unable or admits inability to pay its debts as they fall due;

(ii)	suspends making payments on any of its debts; or

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(iii)
by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling its indebtedness.

(b)	The value of the assets of an Obligor is less than its liabilities (taking into account contingent and prospective liabilities).

(c)	A moratorium is declared in respect of any indebtedness of an Obligor.

27.7	Insolvency proceedings

(a)	Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i)
the suspension of payments, a moratorium of any indebtedness, liquidation, winding-up, strike-off, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of an Obligor;

(ii)	a composition, compromise, assignment or arrangement with any creditor of an Obligor;

(iii)
the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer (including, without limitation, any receiver and/or manager and/or administrative receiver appointed in the British Virgin Islands) in respect of an Obligor or any of its assets;

(iv)	enforcement of any Security over any assets of an Obligor,

or any analogous procedure or step is taken in any jurisdiction.

(b)	Paragraph (a) above shall not apply to any winding-up petition which is being contested in good faith and with due diligence and is discharged, stayed or dismissed within 21 days of commencement.

27.8	Creditor’s process

Any expropriation, attachment, sequestration, lien, arrest, distress or execution affects any assets of an Obligor and is not discharged within 21 days of commencement.

27.9	Unlawfulness and invalidity

(a)
It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents or any Transaction Security created or expressed to be created or evidenced by the Security Documents ceases to be effective.

(b)
Any obligation or obligations of an Obligor under any Finance Documents are not or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Lenders under the Finance Documents.

(c)
Any Finance Document ceases to be in full force and effect or any Transaction Security ceases to be legal, valid, binding, enforceable or effective or is alleged by a party to it (other than a Finance Party) to be ineffective.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
27.10	Repudiation and rescission

(a)
An Obligor (or any other relevant party) rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Finance Document or any Transaction Security.

(b)	Any Finance Document ceases to exist, is or becomes contested, invalid, non-binding or unenforceable or is otherwise jeopardized in full or in part.

27.11	Material adverse change

Any event or circumstance occurs which the Majority Lenders reasonably believe has or is reasonably likely to have a Material Adverse Effect.

27.12	Failure of effectiveness of the Security Documents

The Security constituted by any Security Document becomes contested, invalid or unenforceable or is otherwise jeopardised in full or in part.

27.13	The Rigs

(a)	Class certification of a Rig is withdrawn.

(b)
There is an instability affecting a country of flag which could reasonably be expected to jeopardise the Transaction Security and each affected Rig is not transferred to another Approved Ship Registry promptly upon a reasonable request by the Agent.

27.14	Sanctions

(a)
Any Obligor or any of its Subsidiaries becomes a Restricted Party or becomes owned or controlled by, or acts directly or indirectly on behalf of, a Restricted Party or any of such persons becomes the owner or controller of a Restricted Party;

(b)
Any proceeds of a Loan are made available, directly or indirectly, to fund any trade, business or other activities involving or for the benefit of a Restricted Party or in any country or territory, that, at the time of such funding, is a sanctioned country or otherwise is, directly or indirectly, applied in a manner that would result in a violation of Sanctions by a Finance Party or any Obligor or for any purpose prohibited by Sanctions; or

(c)
Any Obligor or any of its Subsidiaries takes any action resulting in a violation by such persons of Sanctions or which constitutes or would constitute any such violation by a Finance Party or any Obligor.

27.15	Guarantors

A Guarantor ceases to be wholly owned, directly or indirectly, by the Borrower, unless the Loans are prepaid in accordance with Clause 9.4 (Mandatory prepayment – Sale or Total Loss) in connection therewith.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
27.16	Cessation of business

Any Obligor suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business.

27.17	Expropriation

The authority or ability of any member of the Group to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, intervention, restriction or other action;

27.18	Litigation

Litigation, arbitration, administrative proceedings or investigations in relation to the Finance Documents, or any member of the Group which are reasonably likely to have a Material Adverse Effect.

27.19	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing the Agent may, and shall if so directed by the Lenders, by notice to the Borrower:

(a)	cancel all or any part of the Total Commitments whereupon they shall immediately be cancelled;

(b)
declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable;

(c)	declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent on the instructions of the Lenders;

(d)	declare that cash cover in respect of each Trade Finance Instrument is immediately due and payable whereupon it shall become immediately due and payable;

(e)
declare that cash cover in respect of each Trade Finance Instrument is payable on demand at which time it shall immediately become due and payable on demand by the Agent on the instructions of any Lender; and/or

(f)	exercise any or all of its rights, remedies, powers or discretions under the Finance Documents.

28	CHANGES TO THE LENDERS

28.1	Assignments and transfers by the Lenders

Subject to this Clause 28, a Lender (the “Existing Lender”) may:

(a)	assign any of its rights; or

(b)	transfer any of its rights and obligations,

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
under the Finance Documents to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the “New Lender”).

28.2	Borrower consultation

An Existing Lender will consult with the Borrower for a period of five (5) Business Days before making any assignment or transfer to a New Lender, unless the assignment or transfer is:

(a)	to another Lender or an Affiliate of any Lender;

(b)	to a fund which is a Related Fund of that Existing Lender;

(c)
without prejudice to paragraph (a) above, to a Lender or an Affiliate of a Lender and made in connection with the facilitation of either the primary syndication of any Facility or first utilisation under this Agreement or first utilisation of an Incremental Facility; or

(d)	made at a time when an Event of Default is continuing.

28.3	Other conditions of assignment or transfer

(a)	An assignment or transfer will only be effective if the procedure set out in Clause 28.6 (Procedure for transfer) is complied with.

(b)	The consent of the Issuing Bank is required for any assignment or transfer by an Existing Lender of any of its rights and/or obligations under the Trade Finance Facility.

(c)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)
as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 15 (Tax gross-up and indemnities) or Clause 16 (Increased Costs), then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

(d)
Each New Lender, by executing the relevant Transfer Certificate, confirms, for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
28.4	Assignment or transfer fee

The New Lender shall, on the date upon which a transfer or assignment takes effect, pay to the Agent (for its own account) a fee of USD 5,000.

28.5	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

(i)
has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

(ii)
will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer from a New Lender of any of the rights and obligations transferred under this Clause 28;

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

28.6	Procedure for transfer

(a)
Subject to the conditions set out in Clause 28.3 (Other conditions of assignment or transfer) a transfer is effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(b)
The Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	On the Transfer Date:

(i)
to the extent that in the Transfer Certificate the Existing Lender seeks to transfer its rights and obligations under the Finance Documents each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the “Discharged Rights and Obligations”);

(ii)
each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)
the Agent, the New Lender, the Issuing Bank and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Issuing Bank and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a “Lender”.

28.7	Copy of Transfer Certificate to the Borrower

The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, send to the Borrower a copy of that Transfer Certificate.

28.8	Security over Lenders’ rights

In addition to the other rights provided to the Lenders under this Clause 28, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)
in the case of any Lender which is a fund, any charge, assignment or other security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or security shall:

(c)
release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or security for the Lender as a party to any of the Finance Documents; or

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(d)
require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

29	CHANGES TO THE OBLIGORS

29.1	Assignments and transfer by Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

29.2	Additional Guarantors, Intermediate Holding Companies, Rig Owners and/or Intra-Group Charterers

(a)
Subject to completion of any “know your customer” checks required by the Finance Parties, the Borrower may (A) in connection with the replacement of a Rig or a Replacement Rig pursuant to Clause 28.5 (Replacement Rigs), (B) in connection with the chartering of a Rig to a Subsidiary that is not an Intra-Group Charterer pursuant to Clause 26.13 (Chartering) or (C) in connection with the establishment of any Incremental Amount pursuant to Clause 10.5 (Conditions to Establishment) request that any of its wholly owned Subsidiaries/that Subsidiary become an Additional Guarantor and an Additional Rig Owner, an Additional Intermediate Holding Company or an Additional Intra-Group Charterer (as the case may be). That Subsidiary shall become an Additional Guarantor and an Additional Rig Owner, an Additional Intermediate Holding Company or an Additional Intra-Group Charterer (as the case may be) if:

i.	the Borrower delivers to the Agent a duly completed and executed Accession Letter; and

ii.
the Agent has received all of the documents and other evidence listed in paragraph 1 of Schedule 2 (Conditions Precedent) in relation to that Additional Guarantor and Additional Rig Owner, Additional Intermediate Holding Company or an Additional Intra-Group Charterer (as the case may be), each in form and substance satisfactory to the Agent.

(b)
The Agent shall notify the Borrower and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in paragraph 1 of Schedule 2 (Conditions Precedent).

29.3	Repetition of Representations

Delivery of an Accession Letter constitutes confirmation by the relevant Subsidiary that the Repeating Representations are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

29.4	Resignation of a Guarantor, a Rig Owner, an Intermediate Holding Company or an Intra-Group Charterer

(a)
The Borrower may in connection with (A) the replacement of a Rig or a Replacement Rig pursuant to Clause 29.5 (Replacement Rigs) or (B) the expiry of a charter to which an Intra-Group Charterer is a part, request that a Guarantor, a Rig Owner, an Intermediate Holding Company and/or an Intra-Group Charterer or that Intra-Group Charterer ceases to be a Guarantor, a Rig Owner, an Intermediate Holding Company or an Intra-Group Charterer by delivering to the Agent a Resignation Letter.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(b)	The Agent shall accept a Resignation Letter and notify the Borrower and the Lenders of its acceptance if:

(i)	no Default is continuing or would result from the acceptance of the Resignation Letter (and the Borrower has confirmed this is the case);

(ii)	all the Lenders have consented to the Borrower’s request; and

(iii)
the Guarantor, the Rig Owner, the Intermediate Holding Company or the Intra-Group Charterer is replaced by an Additional Guarantor, and Additional Intermediate Holding Company, an Additional Rig Owner or an Additional Intra-Group Charterer (as the case may be) pursuant to Clause 29.2 (Additional Guarantors, Intermediate Holding Companies, Rig Owners and/or Intra-Group Charterers) and Clause 29.5 (Replacement Rigs).

29.5	Replacement Rigs

(a)	A Rig may be exchanged with one or more Replacement Rigs.

(b)	A replacement of a Rig by a Replacement Rig will only be effective once:

(i)
the entity which owns the Replacement Rig has acceded to this Agreement as an Additional Rig Owner and Additional Guarantor pursuant to Clause 29.2 (Additional Guarantors, Intermediate Holding Companies, Rig Owners and/or Intra-Group Charterers);

(ii)
any Group entity which charters the Replacement Rig has acceded to this Agreement as an Additional Intra-Group Charterer and Additional Guarantor pursuant to Clause 29.2 (Additional Guarantors, Intermediate Holding Companies, Rig Owners and/or Intra-Group Charterers);

(iii)
any intermediary holding company which owns shares in the relevant Additional Rig Owner has acceded to this Agreement as an Additional Intermediate Holding Company and an Additional Guarantor pursuant to Clause 29.2 (Additional Guarantors, Intermediate Holding Companies, Rig Owners and/or Intra-Group Charterers);

(iv)
the relevant Additional Guarantor, Additional Intermediate Holding Company and Additional Rig Owner or Additional Intra-Group Charterers have entered into all relevant Security Documents in form and substance satisfactory to the Agent; and

(v)
the Borrower or (if relevant) any intermediary holding company which owns shares in the relevant Additional Rig Owner has granted a Share Pledge over the shares in the relevant Additional Rig Owner, in form and substance satisfactory to the Agent.

(c)
A Rig may only be replaced by a Replacement Rig on the occurrence of a Total Loss or sale of such Collateral Rig or its removal following designation by the Borrower for other purposes (in the Borrower’s sole discretion).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
30	THE ROLE OF THE AGENT, THE ARRANGERS, THE COORDINATORS, THE ISSUING BANK AND THE REFERENCE BANKS

30.1	Appointment of the Agent

(a)	Each other Finance Party and Hedging Bank appoints the Agent to act as its agent under and in connection with the Finance Documents and the Hedging Agreements.

(b)	Each other Finance Party and each Hedging Bank authorises the Agent:

(i)
to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions;

(ii)	to execute each of the Security Documents and all other documents that may be approved by the Majority Lenders for execution by it; and

(iii)	to act as its security agent and (to the extent permitted under any applicable law) trustee under and in connection with the Security Documents.

30.2	Instructions

(a)	The Agent shall:

(i)
unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and

(B)	in all other cases, the Lenders; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above.

(b)
The Agent shall be entitled to request instructions, or clarification of any instruction, from the Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion. The Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)
Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)
The Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(e)	In the absence of instructions, the Agent may act (or refrain from acting) as it considers to be in the best interest of the Lenders.

(f)
The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender’s consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (f) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Security Documents or enforcement of the Transaction Security or Security Documents.

30.3	Duties of the Agent

(a)	The Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.

(b)	Subject to paragraph (c) below, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.

(c)	Without prejudice to Clause 28.7 (Copy of Transfer Certificate to the Borrower), paragraph (b) above shall not apply to any Transfer Certificate.

(d)	Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)
If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)
If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent) under this Agreement, it shall promptly notify the other Finance Parties.

(g)	The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

30.4	Role of the Arrangers

Except as specifically provided in the Finance Documents, neither the Arrangers nor the Coordinators have any obligation of any kind to any other Party under or in connection with any Finance Document.

30.5	No fiduciary duties

(a)	Nothing in any Finance Document constitutes the Agent, any Arranger, or the Issuing Bank as fiduciary of any other person.

(b)	Neither the Agent, any Arranger nor the Issuing Bank shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
30.6	Business with the Group

The Agent, the Arrangers and the Issuing Bank may accept deposits from, lend money to and generally engage in any kind of banking or other business with any Obligor and/or member of the Group.

30.7	Rights and discretions

(a)	The Agent and the Issuing Bank may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Lenders, any Lender or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 27.1 (Non-payment));

(ii)	any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised; and

(iii)	any notice or request made by the Borrower (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	The Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)
Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Agent (and so separate from any lawyers instructed by the Lenders) if the Agent in its reasonable opinion deems this to be necessary.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(e)
The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Agent may act in relation to the Finance Documents through its officers, employees and agents.

(g)	Unless a Finance Document expressly provides otherwise the Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(h)
Notwithstanding any other provision of any Finance Document to the contrary, the Agent is not obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)
Notwithstanding any provision of any Finance Document to the contrary, neither the Agent or the Issuing Bank is obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

30.8	Responsibility for documentation

Neither the Agent nor the Issuing Bank or any Arranger is responsible or liable for:

(a)
the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by the Agent, an Obligor or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or

(c)
any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

30.9	No duty to monitor

The Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document; or

(c)	whether any other event specified in any Finance Document has occurred.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
30.10	Exclusion of liability

(a)
Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent or the Issuing Bank), neither the Agent nor the Issuing Bank will not be liable for:

(i)
any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

(ii)
exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document, other than by reason of its gross negligence or wilful misconduct; or

(iii)
without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever (but not including any claim based on the fraud of the Agent) arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)
No Party (other than the Agent or the Issuing Bank (as applicable)) may take any proceedings against any officer, employee or agent of the Agent or the Issuing Bank in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent or the Issuing Bank may rely on this Clause.

(c)
The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Agent to carry out:

(i)	any “know your customer” or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender,

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
on behalf of any Lender and each Lender confirms to the Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agent.

(e)
Without prejudice to any provision of any Finance Document excluding or limiting the Agent’s liability, any liability of the Agent arising under or in connection with any Finance Document shall be limited to the amount of actual loss which has been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages.

30.11	Lenders’ indemnity to the Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three (3) Business Days of demand, against any cost, loss or liability incurred by the Agent (otherwise than by reason of the Agent’s gross negligence or wilful misconduct) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor pursuant to a Finance Document).

30.12	Resignation of the Agent

(a)	The Agent may resign and appoint one of its Affiliates as successor by giving notice to the Lenders and the Borrower.

(b)	Alternatively the Agent may resign by giving thirty (30) days’ notice to the Lenders and the Borrower, in which case the Lenders (after consultation with the Borrower) may appoint a successor Agent.

(c)
If the Lenders have not appointed a successor Agent in accordance with paragraph (b) above within twenty (20) days after notice of resignation was given, the retiring Agent (after consultation with the Borrower) may appoint a successor Agent.

(d)
If the Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Agent is entitled to appoint a successor Agent under paragraph (c) above, the Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Agent to become a party to this Agreement as Agent) agree with the proposed successor Agent amendments to this Clause 30 and any other term of this Agreement dealing with the rights or obligations of the Agent consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Agent’s normal fee rates and those amendments will bind the Parties.

(e)
The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents. The Borrower shall, within three (3) Business Days of demand, reimburse the retiring Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(f)	The Agent’s resignation notice shall only take effect upon the appointment of a successor.

(g)
Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (e) above) but shall remain entitled to the benefit of Clause 17.3 (Indemnity to the Agent) and this Clause 30 and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date. Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(h)
After consultation with the Borrower, the Lenders may, by notice to the Agent, require it to resign in accordance with paragraph (b) above. In this event, the Agent shall resign in accordance with paragraph (b) above.

(i)
The Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to paragraph (c) above) if on or after the date which is three (3) months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either:

(i)
the Agent fails to respond to a request under Clause 15.7 (FATCA information) and a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)
the information supplied by the Agent pursuant to Clause 15.7 (FATCA information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Agent notifies the Borrower and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date,

and (in each case) a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and that Lender, by notice to the Agent, requires it to resign.

30.13	Confidentiality

(a)
In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it.

(c)
Notwithstanding any other provision of any Finance Document to the contrary, the Agent is not obliged to disclose to any other person (i) any confidential information or (ii) any other information if the disclosure would or might in its reasonable opinion constitute a breach of any law or a breach of a fiduciary duty.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
30.14	Relationship with the Lenders

(a)
The Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent’s principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five (5) Business Days’ prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)
Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address and (where communication by electronic mail or other electronic means electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, electronic mail address (or such other information), department and officer by that Lender for the purposes of Clause 36.2 (Addresses) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

30.15	Credit appraisal by the Lenders and the Issuing Bank

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender and the Issuing Bank confirms to the Agent and the Issuing Bank that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each Obligor;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(c)
whether that Lender or Issuing Bank has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(d)
the adequacy, accuracy and/or completeness of any information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(e)
the right or title of any person in or to, or the value or sufficiency of any part of the assets subject to the Transaction Security, the priority of any of the Transaction Security or the existence of any security affecting the assets subject to the Transaction Security.

30.16	Agent’s management time

Any amount payable to the Agent under Clause 17.3 (Indemnity to the Agent), Clause 19 (Costs and expenses) and Clause 30.11 (Lenders’ indemnity to the Agent) shall include the cost of utilising the Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Agent may notify to the Borrower and the Lenders, and is in addition to any fee paid or payable to the Agent under Clause 14 (Fees) or in any Fee Letter.

30.17	Deduction from amounts payable by the Agent

If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

30.18	Reference Banks

(a)
If a Reference Bank (or, if a Reference Bank is not a Lender, the Lender of which it is an Affiliate) ceases to be a Lender, the Agent shall (in consultation with the Borrower) appoint another Lender or an Affiliate of a Lender to replace that Reference Bank.

(b)	No Reference Bank is under any obligation to provide a quotation or any other information to the Agent.

(c)
No Reference Bank will be liable for any action taken by it under or in connection with any Finance Document, or for any Reference Bank Quotation, unless directly caused by its gross negligence or wilful misconduct.

(d)
No Party (other than the relevant Reference Bank) may take any proceedings against any officer, employee or agent of any Reference Bank in respect of any claim it might have against that Reference Bank or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document, or to any Reference Bank Quotation, and any officer, employee or agent of each Reference Bank may rely on this Clause 30.18.

31	CONDUCT OF BUSINESS BY THE FINANCE PARTIES AND HEDGING BANKS

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party or any Hedging Bank to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party or any Hedging Bank to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party or any Hedging Bank to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
32	SHARING AMONG THE FINANCE PARTIES

32.1	Payments to the Finance Parties

If a Finance Party (a “Recovering Finance Party”) receives or recovers any amount from an Obligor other than in accordance with Clause 33 (Payment mechanics) (a “Recovered Amount”) and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three (3) Business Days, notify details of the receipt or recovery, to the Agent;

(b)
the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 3333 (Payment mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and

(c)
the Recovering Finance Party shall, within three (3) Business Days of demand by the Agent, pay to the Agent an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 33.5 (Partial payments).

Paragraph (a) above shall not apply to any amount received or recovered by the Issuing Bank in respect of any cash cover provided for the benefit of the Issuing Bank.

32.2	Redistribution of payments

The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the “Sharing Finance Parties”) in accordance with Clause 33.5 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.

32.3	Recovering Finance Party’s rights

On a distribution by the Agent under Clause 32.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

32.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)
each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the “Redistributed Amount”); and

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

32.5	Exceptions

(a)
This Clause 32 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.

(b)
A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)
that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

32.6	Distribution of enforcement proceeds

All moneys from time to time received or recovered by the Agent in connection with the realisation and enforcement of all or any part of the Transaction Security shall be held by the Agent on trust to apply them as soon as reasonably practicable and to the extent permitted by applicable law, in the following order of priority:

(a)	firstly, in or towards payment of costs and expenses incurred by the Agent and the other Finance Parties in connection with such realisation and enforcement;

(b)	secondly, in the order of priority set out at Clause 33.5 (Partial Payments).

33	PAYMENT MECHANICS

33.1	Payments to the Agent

(a)
On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency with such bank as the Agent specifies.

33.2	Distributions by the Agent

Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 33.3 (Distributions to an Obligor) and Clause 33.4 (Clawback) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five (5) Business Days’ notice with a bank in the principal financial centre of the country of that currency.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
33.3	Distributions to an Obligor

The Agent may (with the consent of the Obligor or in accordance with Clause 34 (Set-Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

33.4	Clawback

(a)
Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)
If the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.

33.5	Partial payments

(a)
If the Agent receives a payment for application against amounts due in respect of any Finance Document or Hedging Agreement that is insufficient to discharge all the amounts then due and payable by an Obligor under that Finance Document or Hedging Agreement, the Agent shall apply that payment towards the obligations of that Obligor under those Finance Documents and the Hedging Agreements in the following order:

(i)
first, in or towards payment pro rata of any unpaid fees, costs and expenses of the Agent or the Issuing Bank (other than any amount under Clause 7.2 (Claims under a Trade Finance Instrument) or, to the extent relating to the reimbursement of a claim (as defined in Clause 7 (Trade Finance Instruments), Clause 7.3 (Indemnities)) under those Finance Documents;

(ii)	secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under this Agreement;

(iii)
thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement and any amount due but unpaid under Clauses 7.2 (Claims under a Trade Finance Instrument) and 7.3 (Indemnities);

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents (except any Hedging Agreement); and

(v)
fifthly, in or towards payment of any sum due but unpaid under the Hedging Agreements, pro rata in accordance with the amount of outstanding liabilities under the respective Hedging Agreements (after application of any netting arrangements in respect thereof).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(b)	The Agent shall, if so directed by the Lenders and the Hedging Banks, vary the order set out in paragraphs (a)(ii) to (iv) above.

(c)	Paragraphs (a) and (b) above will override any appropriation made by an Obligor.

33.6	No set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

33.7	Business Days

(a)
Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

33.8	Currency of account

(a)	Subject to paragraphs (b) and (c) below, USD is the currency of account and payment for any sum due from an Obligor under any Finance Document.

(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(c)	Any amount expressed to be payable in a currency other than USD shall be paid in that other currency.

33.9	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)
any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Borrower); and

(ii)
any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

(b)
If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the relevant interbank market and otherwise to reflect the change in currency.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
34	SET-OFF

A Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

35	SUBORDINATION OF INTRA-OBLIGOR LIABILITIES

35.1	Definitions

In this Agreement:

“Intra-Obligor Creditor” means each Obligor in its capacity as creditor of any Intra-Obligor Liabilities.

“Intra-Obligor Liabilities” means all present and future liabilities and obligations at any time of any Obligor to any Intra-Obligor Creditor under any present and future loan agreement or other agreement or instrument, both actual and contingent and whether incurred solely or jointly or as principal or surety or in any other capacity, and including for the avoidance of doubt any recourse claim, indemnity or other rights occurring as a consequence of the enforcement of any Transaction Security and/or guarantee granted by such Intra-Obligor Creditor.

35.2	Subordination of Intra-Obligor Liabilities

Each Intra-Obligor Creditor hereby undertakes as follows in favour of each Finance Party:

(i)
if an Event of Default has occurred and is continuing, it will not make any claim for, or accept, payment of any kind from any Obligor under or in relation to Intra-Obligor Liabilities, including but not limited to any principal amount, interest, fee or charge outstanding or due thereunder;

(ii)	it will not take any Security from any Obligor in relation to any Intra-Obligor Liabilities;

(iii)	it will not assign, transfer or otherwise dispose of any of its rights or obligations under any Intra-Obligor Liabilities;

(iv)	it will not take any action to petition for bankruptcy or other insolvency proceedings of any Obligor, or enforce any claim under any Intra-Obligor Liabilities;

(v)
if so required by any Finance Party it will enter into an assignment agreement in favour of the Agent (on behalf of the Finance Parties) pursuant to which any such Intra-Obligor Liabilities to which it is a creditor is assigned as security for the obligations of the Borrower under the Finance Documents; and

(vi)
any monies received by it in conflict with this Clause 35.2 (Subordination of Intra-Obligor Liabilities), shall forthwith be paid to the Agent (on behalf of the Finance Parties) until all sums due and to become due to the Finance Parties under the Finance Documents have been fully paid and discharged.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
35.3	Agent’s right to discharge Intra-Obligor Liabilities

If an Event of Default has occurred and is continuing, the Agent is irrevocably authorised by and on behalf of each Intra-Obligor Creditor (at the cost of the relevant Intra-Obligor Creditor and without any consent, authority or further confirmation from any Obligor) to release any of the Obligors from any Intra-Obligor Liabilities owed to an Intra-Obligor Creditor to the extent permitted by applicable laws and regulations.

36	NOTICES

36.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by e-mail or letter.

36.2	Addresses

The postal address and e-mail address (and the department or officer, if any, for whose attention the communication is to be made) of the Agent and the Borrower for any communication or document to be made or delivered under or in connection with the Finance Documents is:

of the Agent:

DNB Bank ASA
P.O.Box 1600, Sentrum
0021 Oslo
Norway
E-mail: Attn:	agentdesk@dnb.no Credit Middle Office and Agency

of the Borrower:

Borr Drilling Limited
S.E. Pearman Building, 2nd Fl.
9 Par-la-Ville Road
Hamilton HM11
Bermuda
Attention: E-mail:	[***] [***]@borrdrilling.com [***]@borrdrilling.com [***]@borrdrilling.com
Attn.:	Head of Finance and Treasury Chief Financial Officer and Company Secretary

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
of the Issuing Bank

DNB Bank ASA
P.O.Box 1600, Sentrum
0021 Oslo
Norway
E-mail: Attn:	agentdesk@dnb.no Credit Middle Office and Agency

or any substitute postal address or e-mail address or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by the giving of not less than five (5) Business Days’ notice.

36.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)	if by way of e-mail, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five (5) Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address;

and, if a particular department or officer is specified as part of its address details provided under Clause 36.2 (Addresses), if addressed to that department or officer.

(b)	All notices from or to the Borrower shall be sent through the Agent.

(c)	Any communication or document made or delivered to the Borrower in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.

(d)
Any communication or document which becomes effective, in accordance with paragraphs (a) to (c) above, after 4:00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

36.4	Notification of postal address and e-mail address

Promptly upon receipt of notification of a postal address or e-mail address or change of postal address or e-mail address pursuant to Clause 36.2 (Addresses) or changing its own postal address or e-mail address, the Agent shall notify the other Parties.

36.5	Electronic communication

(a)
Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means, to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication and if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five (5) Business Days’ notice.

(b)
Any electronic communication specified in (a) above to be made between any two Parties will be effective only when actually received in readable form and in the case of any electronic communication made by a Party to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose.

(c)	Any electronic communication which becomes effective, in accordance with paragraph (b) above, after 4.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

36.6	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)
if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

37	CALCULATIONS AND CERTIFICATES

37.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

37.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

37.3	Day count convention

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the relevant interbank market differs, in accordance with that market practice.

38	PARTIAL INVALIDITY

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
39	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

40	AMENDMENTS AND WAIVERS

40.1	Required consents

(a)
Subject to Clause 40.2 (Exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Obligors and any such amendment or waiver will be binding on all Parties.

(b)	The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 40.

40.2	Exceptions

(a)	An amendment or waiver of any terms of any Finance Document that has the effect of changing or which relates to:

(i)	the definitions of “Approved Ship Registry”, “Majority Lenders”, “Relevant Person”, “Restricted Party”, “Sanctions”, “Sanctions Authority”, and “Sanctions List” in Clause 1.1 (Definitions);

(ii)	an extension to the date of payment of any amount under the Finance Documents;

(iii)	a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;

(iv)	an increase in or an extension of any Commitment;

(v)	a change to the Borrower or the Guarantors (other than in accordance with Clause 29 (Changes to the Obligors));

(vi)	any provision which expressly requires the consent of all the Lenders;

(vii)
Clauses 2.2 (Finance Parties’ rights and obligations), Clause 25.6 (Compliance with laws and Sanctions), Clause 28 (Changes to the Lenders), Clause 29 (Changes to the Obligors), this Clause 40, Clause 45 (Governing law) or Clause 47.1 (Jurisdiction);

(viii)	(other than as expressly permitted by the provisions of any Finance Document) the nature or scope of:

(i)	the guarantee and indemnity granted under Clause 21 (Guarantee and Indemnity);

(ii)	the assets which are subject to Transaction Security; or

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(iii)	the manner in which the proceeds of enforcement of the Transaction Security are distributed

(except in the case of paragraphs (ii) and (iii) above, insofar as it relates to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document);

(ix)
the release of any guarantee and indemnity granted or of any Transaction Security unless permitted under this Agreement or any other Finance Document or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document; or

(x)	prior to the completion of the Equity Raise, Clause 24 (Financial Covenants),

may not be effected without the consent of all the Lenders and all the Hedging Banks.

(b)
An amendment or waiver which relates to the rights or obligations of the Agent, an Arranger, a Reference Bank, the Issuing Bank or a Hedging Bank (each in their capacity as such) may not be effected without the consent of the Agent, that Arranger, that Reference Bank, the Issuing Bank or that Hedging Bank, as the case may be.

40.3	Replacement of Screen Rate

Subject to paragraph (a) (iii) of Clause 40.2 (Exceptions), if a Screen Rate Replacement Event has occurred in relation to any Screen Rate for a currency which can be selected for a Loan, any amendment or waiver which relates to:

(a)	providing for the use of a Replacement Benchmark in relation to that currency in place of that Screen Rate; and

(b)

(i)	aligning any provision of any Finance Document to the use of that Replacement Benchmark;

(ii)
enabling that Replacement Benchmark to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Benchmark to be used for the purposes of this Agreement);

(iii)	implementing market conventions applicable to that Replacement Benchmark;

(iv)	providing for appropriate fallback (and market disruption) provisions for that Replacement Benchmark; or

(v)
adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Benchmark (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation),

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
may be made with the consent of the Agent (acting on the instructions of all the Lenders) and the Borrower.

40.4	Excluded Commitments

If any Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any term of any Finance Document or any other vote of Lenders under the terms of this Agreement within 20 Business Days of that request being made (unless the Borrower and the Agent agree to a longer time period in relation to any request):

(a)
its Commitment(s) shall not be included for the purpose of calculating the Total Commitments under the relevant Facility/ies when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request; and

(b)	its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

41	DISCLOSURE OF INFORMATION AND CONFIDENTIALITY

(a)
Each of the Finance Parties may disclose to each other or to their professional advisers any kind of information which the Finance Parties have acquired under or in connection with any Finance Document. Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by this Clause 41, and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information. This confidentiality obligation shall not apply to any information which:

(i)	is publicised by a Finance Party as required by applicable laws and regulations;

(ii)	has entered the public domain or is publicly known, provided that such information is not made publicly known by the receiving Finance Party of such information; or

(iii)	was or becomes, as the Finance Party is able to demonstrate by supporting documents, available to such Finance Party on a non-confidential basis prior to the disclosure thereof.

(b)	Notwithstanding anything in paragraph (a) above to the contrary, the Lenders may publicise key information about the transaction, inter alia information relating to:

(i)	the Obligors’ names and countries of residence;

(ii)	the date of this Agreement;

(iii)	the loan and guarantee amounts available hereunder; and

(iv)	the type of Rig financed hereunder,

and in connection with such publication, use the Borrower’s logo and trademark.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(c)	Furthermore, any Finance Party may disclose:

(a)
to any of its Affiliates and related funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)
to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Agent and, in each case, to any of that person’s Affiliates, related funds, representatives and professional advisers;

(ii)
with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person’s Affiliates, related funds, representatives and professional advisers;

(iii)
appointed by any Finance Party or by a person to whom paragraph (b)(i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (b) of Clause 30.14 (Relationship with the Lenders));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above;

(v)
to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(vii)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 28.8 (Security over Lenders’ rights);

(viii)	who is a Party; or

(ix)	with the consent of the Borrower;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)
in relation to paragraphs (b)(i), (b)(ii) and b(iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)
in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)
in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances; and

(d)
to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party; and

(e)
to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors.

42	CONFIDENTIALITY OF FUNDING RATES AND REFERENCE BANK QUOTATIONS

42.1	Disclosure of Confidential Information

(a)
The Agent and each Obligor agree to keep each Funding Rate (and, in the case of the Agent, each Reference Bank Quotation) confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b), (c) and (d) below.

(b)	The Agent may disclose:

(i)	any Funding Rate (but not, for the avoidance of doubt, any Reference Bank Quotation) to the Borrower pursuant to Clause 11.4 (Notification of rates of interest); and

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(ii)
any Funding Rate or any Reference Bank Quotation to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Agent and the relevant Lender or Reference Bank, as the case may be.

(c)	The Agent may disclose any Funding Rate or any Reference Bank Quotation, and each Obligor may disclose any Funding Rate, to:

(i)
any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate or Reference Bank Quotation is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or Reference Bank Quotation or is otherwise bound by requirements of confidentiality in relation to it;

(ii)
any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances;

(iii)
any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate or Reference Bank Quotation is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; and

(iv)	any person with the consent of the relevant Lender or Reference Bank, as the case may be.

(d)
The Agent’s obligations in this Clause 42 relating to Reference Bank Quotations are without prejudice to its obligations to make notifications under Clause 11.4 (Notification of rates of interest) provided that (other than pursuant to paragraph (b)0 above) the Agent shall not include the details of any individual Reference Bank Quotation as part of any such notification.

42.2	Disclosure to numbering service providers

(a)
Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facilities and/or one or more Obligors the following information:

(i)	names of Obligors;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(ii)	country of domicile of Obligors;

(iii)	place of incorporation of Obligors;

(iv)	date of this Agreement;

(v)	Clause 45 (Governing law);

(vi)	the names of the Agent and the Arrangers;

(vii)	date of each amendment and restatement of this Agreement;

(viii)	amounts of, and names of, the Facilities (and any tranches);

(ix)	amount of Total Commitments;

(x)	currency of the Facilities;

(xi)	type of Facilities;

(xii)	ranking of Facilities;

(xiii)	Termination Date for the Facilities;

(xiv)	changes to any of the information previously supplied pursuant to paragraphs (i) to (xiii) above; and

(xv)	such other information agreed between such Finance Party and the Borrower,

to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)
The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facilities and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

(c)	Each Obligor represents that none of the information set out in paragraphs (i) to (xv) of paragraph (a) above is, nor will at any time be, unpublished price-sensitive information.

(d)	The Agent shall notify the Borrower and the other Finance Parties of:

(i)	the name of any numbering service provider appointed by the Agent in respect of this Agreement, the Facilities and/or one or more Obligors; and

(ii)	the number or, as the case may be, numbers assigned to this Agreement, the Facilities and/or one or more Obligors by such numbering service provider.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
43	ARTICLE 55 OF DIRECTIVE 2014/59/EU – BAIL-IN ACTION

43.1	Definitions

In this Clause 43:

“Bail-In Action” means the exercise of any Write-down and Conversion Powers.

“Bail-In Legislation” means, in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time, including but not limited to the Norwegian Act on Financial Institutions and Financial Groups of 2015 no. 17 (Nw. Finansforetaksloven) and Norwegian Regulation of 2016 no. 1502 (Nw. Finansforetaksforskriften), and any further regulation issued by the Financial Supervisory Authority of Norway (Nw. Finanstilsynet) pursuant thereto.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Resolution Authority” means anybody which has authority to exercise any Write-down and Conversion Powers.

“Write-down and Conversion Powers” means, in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule, including without limitation any write-down, conversion, transfer, modification or suspension power existing from time to time under, and exercised in compliance with, any law or regulation in effect in Norway, relating to the transposition of Directive 2014/59/EU establishing a framework for the recovery and resolution or credit institutions and investments firms, including but not limited to the Bail-In Legislation and the instruments, rules and standards created thereunder, pursuant to which:

(a)
any obligation of a bank or investment firm or Affiliate of a bank or investment firm can be reduced, cancelled, modified or converted into shares, other securities or other obligations of such entity or any other person (or suspended for a temporary period); and

(b)	any right in a contract governing an obligation of a bank or investment firm or Affiliate of a bank or investment firm may be deemed to have been exercised.

43.2	Contractual recognition of bail-in

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it: and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

44	COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

45	GOVERNING LAW

This Agreement is governed by Norwegian law.

46	CONFLICT

In the event of conflict between any provision of this Agreement and a Security Document, the provisions of this Agreement shall prevail.

47	ENFORCEMENT

47.1	Jurisdiction

(a)
The courts of Norway, with the Oslo district court as the court of first instance, have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement (a “Dispute”).

(b)
This Clause 47.1 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

47.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Obligor:

(a)	irrevocably appoints Borr Drilling Management AS as its agent for service of process in relation to any proceedings before the Norwegian courts in connection with any Finance Document; and

(b)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
SCHEDULE 1

PART I – THE ORIGINAL GUARANTORS

Guarantor	Jurisdiction of incorporation	Registration number (or equivalent)

Borr Jack-Up I Inc.	Marshall Islands	85684

Borr Idun Ltd.	Cayman Islands	274802

Borr Jack-Up XIV Inc.	British Virgin Islands	1633467

Prospector Rig 1 Contracting Company Limited	Cayman Islands	339040

Prospector Rig 5 Contracting Company Limited	Cayman Islands	339041

Borr Mist Limited	Cayman Islands	274800

Borr Holdings Limited	Cayman Islands	338105

Borr Tivar Inc.	Marshall Islands	89740

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
PART II – THE ORIGINAL LENDERS AND COMMITMENTS

Original Lender:	Facility A Commitment:	Newbuild Facility Commitment:	Trade Finance Facility Commitment:

DNB Bank ASA	[***]	[***]	[***]

Danske Bank, Norwegian Branch Søndre Gate 13 – 15 7466 Trondheim, Norway	[***]	[***]	[***]

Citibank N.A., Jersey Branch PO Box 728 38 Esplanade, St Helier Jersey, JE4 8ZT	[***]

Goldman Sachs Bank USA 200 West Street, New York, NY 10282-2198	[***]

Total Commitment:	230,000,000	50,000,000	70,000,000

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
SCHEDULE 2

CONDITIONS PRECEDENT DOCUMENTS

PART I – IN RESPECT OF THE FIRST UTILISATION

1.	In respect of each Obligor, copies of:

(i)	its memorandum and articles of association (or other organisational documents);

(ii)	its certificate of incorporation (or equivalent, and including any certificates of incorporation on change of name);

(iii)	if applicable, its register of members, register of directors and officers and register of mortgages and charges;

(iv)	a certificate signed by a director or officer of that Obligor:

(A)	stating its directors and officers (or attaching its register of directors and officers);

(B)	(other than for the Borrower) stating its shareholders (or attaching its register of members);

(C)
attaching copies of the documents listed at paragraphs (i), (ii), (iii) (if applicable and in respect of any applicable register of mortgages and charges, updated to include particulars of any applicable Security Document), (v), (vi) and (vii) and confirming that such documents have not been amended or revoked and remain in full force and effect at the date of the certificate;

(D)	stating that no licences, authorisations, approvals or consents are required in connection with the execution, delivery, performance or validity of the Finance Documents to which it is a party; and

(E)	confirming that securing/guaranteeing of the Loans would not cause any borrowing, guarantee, security or similar limit binding on that Obligor to be exceeded.

(v)
the resolutions duly passed by the board of directors, and to the extent required by applicable law, the shareholder of that Obligor evidencing the approval of the terms of and the transactions contemplated by the Finance Documents to which it is a party and authorising to execute, deliver and perform this Agreement and the other Finance Documents to which it is a party;

(vi)
if not included in the resolutions referred to in paragraph (iv) above (and to the extent applicable), a power of attorney to its representatives for the execution and registration of this Agreement and the other Finance Documents to which it is a party;

(vii)
if applicable, the resolutions duly passed by the Borrower, or relevant intermediate holding company as sole shareholder of each of the Guarantors amending the memorandum and articles of association of the relevant Guarantor amending the transfer, forfeiture and lien provisions on a form and substance satisfactory to the Agent (on behalf of the Finance Parties);

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(viii)
such other documents and evidence as the Agent (or any Lender through the Agent) shall from time to time require, based on law and regulations applicable from time to time and the Lenders’ own internal guidelines applicable from time to time to identify the Obligor and any other identification or similar document any Lender may reasonably require in order to satisfy any “know your customer” requirements applicable to such Lender;

(ix)	a specimen of the signature of each person authorised by the resolutions referred to in paragraph (v) above who will sign Utilisation Requests (if applicable) and other Finance Documents;

2.	In respect of the Finance Documents:

(i)	this Agreement, duly executed;

(ii)	the Mortgages over each of the Rigs, duly executed by the relevant Guarantors;

(iii)	the Assignment Agreements duly executed by the relevant Obligor, together with such notices, acknowledgements (if applicable) and other documents as may be required thereunder;

(iv)	the Share Pledge Agreements executed by the relevant Obligors, together with:

(A)
such notices, acknowledgements, share certificates, instruments of transfer, resignation letters of directors, authority letters of directors, registered agent letters and other documents as are required to be delivered thereunder; and

(B)	a certified copy of the register of members annotated to include details of the security interest created by the applicable Share Pledge Agreements (if applicable);

(v)	the Fee Letters duly executed; and

(vi)	a letter from the Agent to the Borrower regarding effective interest rate.

3.	In respect of each Existing Rig:

(i)	certificates of valuation from two Approved Brokers addressed to the Borrower;

(ii)	evidence that the Rig is classed in accordance with Clause 26.8 (Class), free of all material overdue recommendations of the relevant Approved Classification Society;

(iii)
evidence by way of a transcript of registry issued by the relevant Approved Ship Register that the Rig is registered in the name of the relevant Guarantor, free from encumbrances, liens, debts whatsoever other than the relevant Mortgage, and that the relevant Mortgage has been registered in favour of the Agent (on behalf of the Finance Parties) on first priority;

(iv)	copies of insurance policies/cover notes documenting that insurance cover has been taken out in respect of the Rig in accordance with Clause 26.1 (Insurances);

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
(v)	copies of all management agreements, charter parties or other contracts of employment entered into in respect of the Rig;

(vi)	if applicable a subordination undertaking in favour of the Finance Parties duly executed by each manager in respect of the Rig; and

(vii)	evidence that the Earnings Accounts have been opened with the Agent.

4.	Evidence that all fees due and payable under the Agreement on or before the first Utilisation Date have been paid or will be paid on or before the first Utilisation Date.

5.	Evidence that on the Utilisation Date:

(i)	all Existing Indebtedness will be irrevocably repaid in full and all Existing Security released; and

(ii)
all Financial Indebtedness in respect of the USD 120,000,000 senior secured term loan facilities agreement between, among others, the Borrower as borrower and Danske Bank A/S as agent will be irrevocably repaid in full and all Security in relation thereto released.

6.	A copy of the Rigbuilding Contract.

7.	Copies of the Original Financial Statements.

8.	A duly executed Compliance Certificate evidencing compliance with the financial covenants set out in Clause 24 (Financial covenants).

9.	Up-to-date structure chart of the Group.

10.	Evidence of appointment of a process agent, if relevant, for any of the Obligors,

11.
If applicable, each of the following (and if not applicable, if so required by the Agent, a certificate from an authorised signatory of the relevant Obligor stating that such item will not be applicable):

(a)	a copy of each loan agreement for each Intra-Group Loan;

(b)	any approvals, authorisations or consents required by any government or other authorities for the Obligors to enter into and perform their obligations under any of the Finance Documents; and

(c)	assurance that any withholding tax will be paid or application to tax authorities is or will be sent.

12.	Where requested, legal opinion certificates in form and substance satisfactory to the Agent’s lawyers in connection with the legal opinions referred to in paragraph 13 below.

13.	Favourable legal opinions in form and substance satisfactory to the Agent from lawyers appointed by the Agent on matters concerning all Relevant Jurisdictions.

14.	An Insurance Report in respect of each Existing Rig and each Incremental Rig.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
15.
A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
PART II – IN RESPECT OF THE UTILISATION OF NEWBUILD FACILITY

1.	In respect of the Finance Documents:

(i)	the Mortgage over the Newbuild Rig, duly executed by Borr Tivar Inc.;

(ii)
the other relevant Security Documents duly executed by Borr Tivar Inc., together with such notices, acknowledgements (if applicable) and other documents as may be required thereunder to the extent not provided in connection with the first Utilisation under this Agreement;

2.	In respect of the Newbuild Rig:

(i)	certificates of valuation from two Approved Brokers addressed to the Borrower;

(ii)	evidence that Newbuild Rig is classed in accordance with Clause 26.7 (Class), free of all material overdue recommendations of the relevant Approved Classification Society;

(iii)
evidence by way of a transcript of registry issued by the relevant Approved Ship Register that Newbuild Rig is registered in the name of Borr Tivar Inc., free from encumbrances, liens, debts whatsoever other than the relevant Mortgage, and that the relevant Mortgage has been registered in favour of the Agent (on behalf of the Finance Parties and the Hedging Banks) on first priority;

(iv)	copies of insurance policies/cover notes documenting that insurance cover has been taken out in respect of Newbuild Rig in accordance with Clause 26.1 (Insurances);

(v)	copies of all management agreements, charter parties or other contracts of employment entered into in respect of Newbuild Rig;

(vi)	if applicable subordination undertaking in favour of the Finance Parties duly executed by each manager in respect of Newbuild Rig;

(vii)	a copy of the bill of sale issued by the Shipyard to Borr Tivar Inc.;

(viii)	a copy of the protocol of delivery and acceptance of duly signed by the Shipyard and Borr Tivar Inc.;

(ix)	a copy of the commercial invoice issued by Shipyard to Borr Tivar Inc.

(x)	evidence that the equity portion of the purchase price payable under the Rigbuilding Contract has been paid to the Shipyard; and

(xi)	evidence that the Earnings Account for Borr Tivar Inc has been opened with the Agent.

3.	A duly executed Compliance Certificate evidencing compliance with the financial covenants set out in Clause 24 (Financial covenants).

4.	Evidence of appointment of a process agent, if relevant.

5.	Where requested, legal opinion certificates in form and substance satisfactory to the Agent’s lawyers in connection with the legal opinions referred to in paragraph 6 below.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
6.	Favourable legal opinions in form and substance satisfactory to the Agent from lawyers appointed by the Agent on matters concerning all Relevant Jurisdictions.

7.	An Insurance Report in respect of the Newbuild Rig.

8.
A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document, including but not limited to updated forms or supplements to any of the documents delivered under Part A above.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
SCHEDULE 3

PART 1 - FORM OF UTILISATION REQUEST

To:	DNB BANK ASA as Agent

Attn:

Date:	[ ]

USD 350,000,000 SENIOR SECURED CREDIT FACILITIES AGREEMENT DATED 25 June 2019 (THE “AGREEMENT”)

1.	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.	We wish to borrow a Loan on the following terms:

Proposed Utilisation Date:	[ ] (or, if that is not a Business Day, the next Business Day)

Facility to be utilised:	[Facility A]/[Newbuild Facility]/ /[Trade Finance Facility]

Amount:	USD [ ]

Interest Period:	[ ]

3.	We confirm that on the date of this Utilisation Request each condition specified in Clause 4.2 (Further conditions precedent) is satisfied:

(i)	no Default is continuing or would result from the proposed Loan; and

(ii)	the Repeating Representations are true in all material respects.

4.	[This Loan is to be made in [whole]/[part] for the purpose of refinancing [identify maturing Loan]./[The proceeds of this Loan should be credited to [account]].

5.	This Utilisation Request is irrevocable.

By:

BORR DRILLING LIMITED

Authorised signatory

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
PART II - FORM OF SELECTION NOTICE

To:	DNB BANK ASA as Agent

Attn:

Date:	[ ]

USD 350,000,000 SENIOR SECURED CREDIT FACILITIES AGREEMENT DATED 25 JUNE 2019 (THE “AGREEMENT”)

1.	We refer to the Agreement. This is a Selection Notice. Terms defined in the Agreement have the same meaning in this Selection Notice unless given a different meaning in this Selection Notice.

2.	We refer to the [Facility A Loan] [Newbuild Facility Loan] with an Interest Period ending on [ ].

3.	We request that the next Interest Period for the [Facility A Loan] [Newbuild Facility Loan] shall be is [ ] months.

4.	We confirm that each condition specified in Clause 4.2 (Further conditions precedent) is satisfied on the date of this Utilisation Request.

5.	This Selection Notice is irrevocable.

By:

BORR DRILLING LIMITED

Authorised signatory

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
SCHEDULE 4

FORM OF
TRANSFER CERTIFICATE1

To:	DNB BANK ASA as Agent

From:	[The Existing Lender] (the “Existing Lender”) and [The New Lender] (the “New Lender”)

Dated:	[ ]

USD 350,000,000 SENIOR SECURED CREDIT FACILITIES AGREEMENT DATED 25 JUNE 2019 (THE “AGREEMENT”)

1.
We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2.	We refer to Clause 28.6 (Procedure for transfer):

(i)
The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender all or part of the Existing Lender’s Commitment, rights and obligations referred to in the Schedule in accordance with Clause 28.6 (Procedure for transfer) together with a proportional interest in the Security Documents.

(ii)	The proposed Transfer Date is [ ].

(iii)	The Facility Office and address and attention details for notices of the New Lender for the purposes of Clause 36.2 (Addresses) are set out in the Schedule.

3.	The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of Clause 28.5 (Limitation of responsibility of Existing Lenders).

4.	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

5.	This Transfer Certificate is governed by Norwegian law.

6.	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

[1]
The execution of this Transfer Certificate alone may not transfer a proportionate share of the Existing Lender’s interest in the security constituted by the Finance Documents in the Existing Lender’s or New Lender’s jurisdiction. It is the responsibility of the New Lender to ascertain whether any other documents are required to perfect a transfer to it of such a share in the Existing Lender’s interest in such security in any such jurisdiction and, if so, to seek appropriate advice and arrange for execution of the same.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
THE SCHEDULE

Commitment/rights and obligations to be transferred

[insert relevant details]

[Facility Office address and attention details for notices and account details for payments]

[Existing Lender]	[New Lender]

By:	By:
Name:	Name:
Title:	Title:

This Transfer Certificate is accepted by the Agent and the Transfer Date is confirmed as [       ].

DNB BANK ASA

By:
Name:
Title:

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
SCHEDULE 5

FORM OF
COMPLIANCE CERTIFICATE

To:	DNB BANK ASA as Agent

Attn:

Date:	[ ]

USD 350,000,000 SENIOR SECURED CREDIT FACILITIES AGREEMENT DATED 25 JUNE 2019 (THE “AGREEMENT”)

We refer to Clause 23.2 (Provision and contents of Compliance Certificate) of the Agreement. This is a Compliance Certificate. Terms used in this Compliance Certificate have the same meanings as in the Agreement.

The undersigned hereby confirm that the relevant Obligors are in compliance with the financial covenants set out in Clause 24 (Financial covenants), that no Event of Default set out in Clause 27 (Events of Default) has occurred or is threatened and that the representations and warranties set out in Clause 22 (Representations and warranties) are true in all respects.

Enclosed are copies of the [audited consolidated annual financial statements of the Borrower for the financial year ending 31 December [ ] / unaudited consolidated half-year financial statements of the Borrower for the financial half-year ending [ ]] and the relevant calculations demonstrating compliance with financial covenants.

BORR DRILLING LIMITED

By:
Name:

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
FINANCIAL COVENANTS
[quarterly] [semi-annual] [year]

BOOK EQUITY RATIO - Clause 24.3
A: Total Book Assets	USD
B: Total Book Liabilities	USD
C: Book Equity	USD
D: Book Equity Ratio
__________________	==>
Requirement: D to be minimum 40%		Compliance: Yes / No

WORKING CAPITAL – Clause 24.4
A: Working Capital	USD
B: Current Assets	USD
C: Current Liabilities	USD
Requirement A = B - C > 0	==>
Compliance: Yes / No

[MINIMUM LIQUIDITY – Clause 24.5
A: Free Liquidity	USD
B: Net Interest Bearing Deb	USD
C: Ring-Fenced Liquidity	USD
D: 4% of B plus C	USD
Requirement: A to be minimum the higher of (i) USD 50,000,000.- and (ii) D.]	==>	Compliance: Yes/No

DEBT SERVICE COVER RATIO – Clause 24.6
A: EBITDA	USD
B: interest expenses	USD
C: scheduled debt amortization	USD
Requirement: A / (B + C) = 1.25 x	==>	Compliance: Yes/No

MINIMUM VALUE – Clause 26.12 Ref. enclosed valuations reports of the Rigs
A: Average Market Value of the Rigs	USD
B: Aggregate amount of Loans and any undrawn and uncancelled part of the Facility	USD
Requirement: A to B at least 175%	==>	Compliance: Yes/No

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
SCHEDULE 6
EXISTING RIGS

Rig	Flag at the date of this Agreement	Rig Owner	Intermediate Holding Company	Intra-Group Charterer
“Frigg”	Liberia	Borr Jack-Up I Inc.	n/a	n/a
“Idun”	Vanuatu	Borr Idun Ltd.	n/a	n/a
“Norve”	Vanuatu	Borr Jack-Up XIV Inc.	n/a	n/a
“Prospector 1”	Vanuatu	Prospector Rig 1 Contracting Company Limited	Borr Holdings Limited	n/a
“Prospector 5”	Vanuatu	Prospector Rig 5 Contracting Company Limited	Borr Holdings Limited	n/a
“Mist”	Vanuatu	Borr Mist Limited	n/a	n/a

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
SCHEDULE 7

FORM OF INCREMENTAL NOTICE

To:	DNB Bank ASA as Agent

From:	Borr Drilling Limited as Borrower and the entities listed in the Schedule as Incremental Lenders (the “Incremental Lenders”)

Dated:	[ ]

USD 350,000,000 SENIOR SECURED CREDIT FACILITIES AGREEMENT DATED 25 JUNE 2019 (THE “AGREEMENT”)

1.
We refer to the Agreement. This is an Incremental Notice. This Incremental Notice shall take effect as an Incremental Notice for the purposes of the Agreement. Terms defined in the Agreement have the same meaning in this Incremental Notice unless given a different meaning in this Incremental Notice.

2.	We refer to Clause 10 (Establishment of Incremental Amounts) of the Agreement.

3.	We request the increase of Facility A and the [establishment/increase] of the Incremental Revolving Facility with the following Incremental Amount:

(a)	Total Incremental Commitments: USD [ ]

(b)	Incremental Amount Conditions Precedent:

[       ]]

(c)	Rig: [Ran/Odin]

(d)	Rig Owning Company: [ ]

(e)	Intermediate Holding Company: [ ] / [n/a]

(f)	Intra-Group Charterer: [ ] / [n/a]

4.	The proposed Establishment Date is [ ].

5.	The Borrower confirms that:

(a)
the Incremental Lenders and the Incremental Commitments set out in this Incremental Notice have been selected and allocated in accordance with [Clause 10.1 (Selection of Incremental Lenders)] of the Agreement; and

(b)	each condition specified in paragraph (a)(i) of Clause 10.5 (Conditions to establishment)] of the Agreement is satisfied on the date of this Incremental Notice.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
6.
Each Incremental Lender agrees to assume and will assume all of the obligations corresponding to the Incremental Commitments set opposite its name in the Schedule as if it had been an Original Lender under the Agreement in respect of those Incremental Commitments.

7.	On the Establishment Date each Incremental Lender becomes party to the relevant Finance Documents as a Lender.

8.	Each Incremental Lender expressly acknowledges the limitations on the Lenders’ obligations referred to in Clause 10.11 (Limitation of responsibility) of the Agreement.

9.	Each Incremental Lender confirms that it is not an Affiliate of a member of the Group.

10.	The Facility Office and address and attention details for notices of the Incremental Lender for the purposes of Clause 36.2 (Addresses) of the Agreement are:

[      ].

11.	This Incremental Notice is irrevocable.

12.	This Incremental Notice may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Incremental Notice.

13.	This Incremental Notice is governed by Norwegian law.

14.
The courts of Norway have exclusive jurisdiction to settle any dispute arising out of or in connection with this Incremental Notice and the parties therefore irrevocably submit to the exclusive jurisdiction of the Oslo district court (Oslo tingrett).

15.	This Incremental Notice has been entered into on the date stated at the beginning of this Incremental Notice.

Note: The execution of this Incremental Notice may not be sufficient for each Incremental Lender to obtain the benefit of the Transaction Security in all jurisdictions. It is the responsibility of each Incremental Lender to ascertain whether any other documents or other formalities are required to obtain the benefit of the Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
THE SCHEDULE
Incremental Commitments:

Incremental Lender	Incremental Commitment

[ ]

[ ]

Total Incremental Commitments:

Commitments following Establishment Date:

	Facility A Commitment:	Newbuild Facility Commitment:	Incremental Revolving Facility Commitment	Trade Finance Facility Commitment
Lender:

DNB Bank ASA

Danske Bank, Norwegian Branch

Citibank N.A., Jersey Branch

Goldman Sachs Bank USA

[ ]

[ ]

Total Commitment:

The Borrower
Borr Drilling Limited
By: …………………………………………..

The Incremental Lenders
[ ]
By: …………………………………………..

This document is accepted as an Incremental Notice for the purposes of the Agreement by the Agent and the Establishment Date is confirmed as [ ].

The Agent
DNB Bank ASA
By: ________________________________

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
SIGNATORIES

The Borrower:

BORR DRILLING LIMITED

By:
Name:	[***]
Title:	[***]

The Original Guarantors:

BORR JACK-UP I INC.

By:
Name:	[***]
Title:	[***]

BORR IDUN LIMITED

By:
Name:	[***]
Title:	[***]

BORR JACK-UP XIV INC.

By:
Name:	[***]
Title:	[***]

PROSPECTOR RIG 1 CONTRACTING
COMPANY LIMITED

By:
Name:	[***]
Title:	[***]

PROSPECTOR RIG 5 CONTRACTING
COMPANY LIMITED

By:
Name:	[***]
Title:	[***]

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
BORR MIST LIMITED

By:
Name:	[***]
Title:	[***]

BORR HOLDINGS LIMITED

By:
Name:	[***]
Title:	[***]

BORR TIVAR INC.

By:
Name:	[***]
Title:	[***]

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
The Original Lenders:

DANSKE BANK, NORWEGIAN BRANCH

By:
Name:	[***]
Title:	[***]

DNB BANK ASA
By:
Name:	[***]
Title:	[***]

CITIBANK N.A., JERSEY BRANCH

By:
Name:	[***]
Title:	[***]

GOLDMAN SACHS BANK USA

By:
Name:	[***]
Title:	[***]

The Arrangers:

DANSKE BANK A/S

By:
Name:	[***]
Title:	[***]

DNB BANK ASA

By:
Name:	[***]
Title:	[***]

CITIGROUP GLOBAL MARKETS
LIMITED

By:
Name:	[***]
Title:	[***]

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
The Hedging Banks:

DANSKE BANK A/S

By:
Name:	[***]
Title:	[***]

DNB BANK ASA

By:
Name:	[***]
Title:	[***]

CITIGROUP GLOBAL MARKETS
LIMITED

By:
Name:	[***]
Title:	[***]

The Original Issuing Bank:

DNB BANK ASA

By:
Name:	[***]
Title:	[***]

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
The Agent

DNB BANK ASA

By:
Name:	[***]
Title:	[***]

The Coordinators:

DANSKE BANK A/S

By:
Name:	[***]
Title:	[***]

DNB BANK ASA

By:
Name:	[***]
Title:	[***]